As filed with the Securities and Exchange Commission on December 27, 2012.

Securities Act Registration No. 033-48907

Investment Company Act Registration No. 811-58433

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 81	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 81

MARSHALL FUNDS, INC.

d/b/a BMO FUNDS

(Exact Name of Registrant as Specified in Charter)

111 East Kilbourn Avenue, Suite 200 Milwaukee, Wisconsin	53202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 236-3863

John M. Blaser

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copies to:

Michael P. O’Hare, Esq.

Stradley, Ronon, Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	On (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

BMO Funds Prospectus

December 28, 2012

	Investor Class (Class Y)	Institutional Class (Class I)
Equity Funds
BMO Low Volatility Equity Fund	MLVYX	MLVEX
BMO Large-Cap Value Fund	MREIX	MLVIX
BMO Dividend Income Fund	MDIYX	MDIVX
BMO Large-Cap Growth Fund	MASTX	MLCIX
BMO Mid-Cap Value Fund	MRVEX	MRVIX
BMO Mid-Cap Growth Fund	MRMSX	MRMIX
BMO Small-Cap Value Fund	MRSYX	MRSNX
BMO Small-Cap Growth Fund	MRSCX	MSGIX
BMO Pyrford International Stock Fund	MISYX	MISNX
BMO Lloyd George Emerging Markets Equity Fund	MEMYX	MIEMX

Balanced Funds
BMO Pyrford Global Strategic Return Fund	MGRYX	MGRNX

Income Funds
BMO Ultra Short Tax-Free Fund	MUYSX	MUISX
BMO Short Tax-Free Fund	MTFYX	MTFIX
BMO Short-Term Income Fund	MSINX	MSIFX
BMO Short-Intermediate Bond Fund	MAIBX	MIBIX
BMO Intermediate Tax-Free Fund	MITFX	MIITX
BMO Government Income Fund	MRGIX	MGIIX
BMO TCH Corporate Income Fund	MCIYX	MCIIX
BMO Aggregate Bond Fund	MABYX	MRAIX
BMO TCH Core Plus Bond Fund	MCYBX	MCBIX
BMO Monegy High Yield Bond Fund	MHBYX	MHBNX
BMO TCH Emerging Markets Bond Fund	MEBYX	MEBIX

Money Market Funds
BMO Government Money Market Fund	MGYXX	MGNXX
BMO Tax-Free Money Market Fund	MTFXX	MFIXX
BMO Prime Money Market Fund	MARXX	MAIXX

Shares of the BMO Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, BMO Harris Bank N.A. or any of its affiliates. Shares of the BMO Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), or any other government agency, and may lose value.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary

BMO Low Volatility Equity Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%		0.50%
Distribution (12b-1) Fees	None		None
Other Expenses(1)	0.97%		0.72%
Total Annual Fund Operating Expenses	1.47%		1.22%
Fee Waiver and Expense Reimbursement(2)	(0.57%	)	(0.57%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.90%		0.65%

(1)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year because it is a new fund.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.90% for Class Y and 0.65% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$92	$66
3 Years	$409	$331

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of large-sized U.S. companies similar in size to those within the Russell 1000® Index. These large-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 1000® Index. The largest company by market capitalization in the Russell 1000® Index was approximately $622.0 billion as of August 31, 2012 and the median market capitalization of companies in the Index as of the same date was approximately $5.4 billion. The Fund invests in stocks that exhibit less volatile stock price patterns when compared to stocks in the Russell 1000® Index. The Adviser selects low volatility, undervalued stocks using a unique, quantitative approach based on the Adviser’s multi-factor risk/return models. This approach seeks to provide the Fund with lower downside risk and meaningful upside protection relative to the Russell 1000® Index.

From time to time, the Fund maintains a portion of its assets in cash. The Fund may increase its cash holdings in response to market conditions or in the event attractive investment opportunities are not available.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing

EQUITY FUNDS	1

BMO Low Volatility Equity Fund (cont.)

values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Management Risks. The Adviser’s judgments about the attractiveness, value, level of expected volatility, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Cash Risks. Holding cash or cash equivalents rather than securities may cause the Fund to not achieve its investment objective and could negatively affect the Fund’s performance relative to its benchmark.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Jason C. Hans and Ernesto Ramos, Ph.D. co-manage the Fund. Mr. Hans, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since its inception in 2012. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	EQUITY FUNDS

BMO Large-Cap Value Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%
Distribution (12b-1) Fees	None		None
Other Expenses	0.55%		0.30%
Total Annual Fund Operating Expenses	1.30%		1.05%
Fee Waiver and Expense Reimbursement(1)	(0.06%	)	(0.06%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.24%		0.99%

(1)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y and 0.99% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through

December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$126	$101
3 Years	$406	$328
5 Years	$707	$574
10 Years	$1,562	$1,277

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 127% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in a broadly diversified portfolio of common stocks of large-sized U.S. companies similar in size to those within the Russell 1000® Value Index. These large-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 1000® Value Index. The largest company by market capitalization in the Russell 1000® Value Index was approximately $408.2 billion as of August 31, 2012 and the median market capitalization of companies in the Index as of the same period was $4.9 billion. The Adviser selects stocks using a unique, quantitative, value-oriented approach.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be

EQUITY FUNDS	3

BMO Large-Cap Value Fund (cont.)

more susceptible to any economic, business, or other developments that generally affect that sector.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Portfolio Turnover Risks. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2002-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 15.23%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	15.75%
Worst quarter	9/30/2002	(17.64)%

Average Annual Total Returns through 12/31/11

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	(1.53)%	(2.77)%	2.23%
Return After Taxes on Distributions	(1.66)%	(3.09)%	1.42%
Return After Taxes on Distributions and Sale of Fund Shares	(0.81)%	(2.32)%	1.81%
Class I (Inception 1/31/08)
Return Before Taxes	(1.25)%	N/A	(3.07)%
Russell 1000® Value (reflects no deduction for fees, expenses or taxes)	0.39%	(2.64)%	3.89%
LLCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	(2.17)%	(2.26)%	2.59%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Russell 1000® Value Index (Russell 1000® Value) measures the performance of those companies included in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

The Lipper Large-Cap Value Funds Index (LLCVFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Jason C. Hans, Ernesto Ramos, Ph.D., and Daniel L. Sido co-manage the Fund. Mr. Hans, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since February 2012. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since

4	EQUITY FUNDS

BMO Large-Cap Value Fund (cont.)

February 2012. Mr. Sido, Chief Administrative Officer, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994 and has co-managed the Fund since February 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	5

BMO Dividend Income Fund

Investment Objective:

To provide capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%		0.50%
Distribution (12b-1) Fees	None		None
Other Expenses	0.65%		0.40%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	1.16%		0.91%
Fee Waiver and Expense Reimbursement(2)	(0.25%	)	(0.25%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.91%		0.66%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.90% for Class Y and 0.65% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three, five- and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$93	$67
3 Years	$344	$265
5 Years	$614	$479
10 Years	$1,387	$1,097

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period December 29, 2011 (inception date) to August 31, 2012, the Fund’s portfolio turnover rate (not annualized) was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets primarily in dividend paying common stocks of large-sized U.S. companies similar in size to those within the Russell 1000® Value Index. These large-sized companies, at the time of purchase, generally have market capitalization in the range of companies in the Russell 1000® Value Index. The largest company by market capitalization in the Russell 1000® Value Index was approximately $408.2 billion as of August 31, 2012 and the median market capitalization of companies in the Index as of the same period was $4.9 billion. In order to provide both capital appreciation and current income, the Adviser focuses on companies with dividend yields in excess of 1%. The Adviser selects stocks using a unique, quantitative, value-oriented approach.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

6	EQUITY FUNDS

BMO Dividend Income Fund (cont.)

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Income Risks. The Fund can only distribute to shareholders what it earns. Therefore, if the amount of interest and/or dividends the Fund receives from its investments declines, the amount of dividends shareholders receive from the Fund will also decline. In addition, depending upon market conditions, income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Daniel P. Brown and Ernesto Ramos, Ph.D. co-manage the Fund. Daniel P. Brown, a Director and a Portfolio

Manager of the Adviser, joined the Adviser in 1997 and has managed or co-managed the Fund since its inception in 2011. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since December 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	7

BMO Large-Cap Growth Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%
Distribution (12b-1) Fees	None		None
Other Expenses	0.54%		0.29%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	1.30%		1.05%
Fee Waiver and Expense Reimbursement(2)	(0.05%	)	(0.05%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.25%		1.00%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y and 0.99% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$127	$102
3 Years	$407	$329
5 Years	$708	$575
10 Years	$1,563	$1,278

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 185% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of large-sized U.S. companies similar in size to those within the Russell 1000® Growth Index. These large-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 1000® Growth Index. The largest company by market capitalization in the Russell 1000® Growth Index was approximately $622.0 billion as of August 31, 2012 and the median market capitalization of companies in the Index as of the same period was $6.1 billion. The Adviser looks for high quality companies with sustainable earnings growth that are available at reasonable prices.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing

8	EQUITY FUNDS

BMO Large-Cap Growth Fund (cont.)

values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee that the investment techniques used by the Fund’s managers will produce the desired results.

Portfolio Turnover Risks. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2002-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 18.45%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	15.99%
Worst quarter	12/31/2008	(22.17)%

Average Annual Total Returns through 12/31/11

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	(1.37)%	0.87%	1.65%
Return After Taxes on Distributions	(1.37)%	0.62%	1.18%
Return After Taxes on Distributions and Sale of Fund Shares	(0.89)%	0.76%	1.33%
Class I (Inception 1/31/08)
Return Before Taxes	(1.12)%	N/A	0.95%
Russell 1000® Growth (reflects no deduction for fees, expenses or taxes)	2.64%	2.50%	2.60%
LMCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	(4.02)%	0.87%	2.78%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. Return After Taxes on Distributions and Sale of Fund Shares may be higher than Return Before Taxes when a net

EQUITY FUNDS	9

BMO Large-Cap Growth Fund (cont.)

capital loss occurs upon the redemption of Fund shares. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Russell 1000® Growth Index (Russell 1000® Growth) measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

The Lipper Multi-Cap Growth Funds Index (LMCGFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Jason C. Hans, Ernesto Ramos, Ph.D., and Daniel L. Sido co-manage the Fund. Mr. Hans, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since February 2012. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005 and has co-managed the Fund since February 2012. Mr. Sido, Chief Administrative Officer, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994 and has co-managed the Fund since February 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

10	EQUITY FUNDS

BMO Mid-Cap Value Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%
Distribution (12b-1) Fees	None		None
Other Expenses	0.50%		0.25%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	1.26%		1.01%
Fee Waiver and Expense Reimbursement(2)	(0.01%	)	(0.01%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.25%		1.00%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y and 0.99% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$127	$102
3 Years	$399	$321
5 Years	$691	$557
10 Years	$1,522	$1,235

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in value-oriented common stocks of medium-sized U.S. companies similar in size to those within the Russell Midcap® Value Index. These mid-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell Midcap® Value Index. The largest company by market capitalization in the Russell Midcap® Value Index was approximately $19.3 billion as of August 31, 2012 and the median market capitalization of companies in the Index as of the same period was $3.9 billion. The Adviser selects companies that exhibit traditional value characteristics, such as a price-to-earnings ratio less than the S&P 400® Index, higher-than-average dividend yields, or a lower-than-average price-to-book value. In addition, these companies may have under-appreciated assets, or be involved in company turnarounds or corporate restructurings.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net

EQUITY FUNDS	11

BMO Mid-Cap Value Fund (cont.)

asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2002-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 14.31%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	21.90%
Worst quarter	12/31/2008	(22.55)%

Average Annual Total Returns through 12/31/11

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	(6.82)%	(0.39)%	5.31%
Return After Taxes on Distributions	(6.88)%	(1.14)%	4.41%
Return After Taxes on Distributions and Sale of Fund Shares	(4.35)%	(0.48)%	4.48%
Class I (Inception 1/31/08)
Return Before Taxes	(6.56)%	N/A	0.95%
RMCVI (reflects no deduction for fees, expenses or taxes)	(1.38)%	0.04%	7.67%
LMCVFI (reflects deduction of fees and no deduction for sales charges or taxes)	(4.51)%	0.28%	6.11%

12	EQUITY FUNDS

BMO Mid-Cap Value Fund (cont.)

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Russell Midcap® Value Index (RMCVI) measures the performance of those companies included in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. Those companies are also included in the Russell 1000® Value Index.

The Lipper Mid-Cap Value Funds Index (LMCVFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Gregory S. Dirkse, Matthew B. Fahey, and Brian J. Janowski co-manage the Fund. Mr. Dirkse, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1999 and has co-managed the Fund since March 2011. Mr. Fahey, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 1984 and has co-managed the Fund since June 1997. Mr. Janowski, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since March 2011.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	13

BMO Mid-Cap Growth Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses	0.49%	0.24%
Total Annual Fund Operating Expenses(1)	1.24%	0.99%

(1)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y and 0.99% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$126	$101
3 Years	$393	$315
5 Years	$681	$547
10 Years	$1,500	$1,213

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in growth-oriented common stocks of medium-sized U.S. companies similar in size to those within the Russell Midcap® Growth Index. These mid-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell Midcap® Growth Index. The largest company by market capitalization in the Russell Midcap® Growth Index was approximately $20.6 billion as of August 31, 2012 and the median market capitalization of companies in the Index as of the same period was $4.6 billion. The Adviser selects stocks of companies with growth characteristics, including companies with above average earnings growth potential and companies where significant changes are taking place, such as new products, services, methods of distribution, or overall business restructuring.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

14	EQUITY FUNDS

BMO Mid-Cap Growth Fund (cont.)

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2002-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 13.17%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2003	17.76%
Worst quarter	12/31/2008	(22.02)%

Average Annual Total Returns through 12/31/11

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	(3.07)%	4.73%	3.37%
Return After Taxes on Distributions	(3.07)%	4.56%	3.29%
Return After Taxes on Distributions and Sale of Fund Shares	(2.00)%	4.01%	2.89%
Class I (Inception 1/31/08)
Return Before Taxes	(2.79)%	N/A	3.49%
RMCGI (reflects no deduction for fees, expenses or taxes)	(1.65)%	2.44%	5.29%
LMCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	(5.30)%	2.89%	4.48%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Russell Midcap® Growth Index (RMCGI) measures the performance of those companies included in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. Those companies are also included in the Russell 1000 ® Growth Index.

The Lipper Mid-Cap Growth Funds Index (LMCGFI) is an average of the 30 largest mutual funds in this Lipper category.

EQUITY FUNDS	15

BMO Mid-Cap Growth Fund (cont.)

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Patrick M. Gundlach and Kenneth S. Salmon co-manage the Fund. Mr. Gundlach, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since July 2007. Mr. Salmon, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2000 and has co-managed the Fund since December 2004.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16	EQUITY FUNDS

BMO Small-Cap Value Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%
Distribution (12b-1) Fees	None		None
Other Expenses	1.00%		0.75%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	1.76%		1.51%
Fee Waiver and Expense Reimbursement(2)	(0.51%	)	(0.51%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.25%		1.00%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y and 0.99% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$127	$102
3 Years	$504	$427
5 Years	$906	$775
10 Years	$2,031	$1,758

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in value oriented common stocks of small-sized U.S. companies similar in size to those within the Russell 2000® Value Index. These small-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 2000® Value Index. The largest company by market capitalization in the Russell 2000® Value Index was approximately $3.5 billion as of August 31, 2012 and the median market capitalization of companies in the Index as of the same period was $426.0 million. The Adviser uses a disciplined investment process that identifies companies that it believes have good value relative to their assets, sustainable cash flow, acceptable levels of debt, and potential for improving their business fundamentals. In addition, these companies may have under-appreciated assets, or be involved in company turnarounds or corporate restructurings.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

EQUITY FUNDS	17

BMO Small-Cap Value Fund (cont.)

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

Small Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Gregory S. Dirkse, Matthew B. Fahey, and Brian J. Janowski co-manage the Fund. Mr. Dirkse, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1999 and has co-managed the Fund since its inception in 2011. Mr. Fahey, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 1984 and has co-managed the Fund since its inception in 2011. Mr. Janowski, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18	EQUITY FUNDS

BMO Small-Cap Growth Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	None		None
Other Expenses	0.46%		0.21%
Total Annual Fund Operating Expenses	1.46%		1.21%
Fee Waiver and Expense Reimbursement(1)	(0.02%	)	(0.02%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.44%		1.19%

(1)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.44% for Class Y and 1.19% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through

December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$147	$121
3 Years	$460	$382
5 Years	$796	$663
10 Years	$1,745	$1,464

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in common stocks of small-sized U.S. companies similar in size to those within the Russell 2000® Growth Index. These small-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 2000® Growth Index. The largest company by market capitalization in the Russell 2000® Growth Index was approximately $4.6 billion as of August 31, 2012 and the median market capitalization of companies in the Index as of the same period was $582 million. The Adviser selects stocks of companies with growth characteristics, including companies with above-average earnings growth potential and companies where significant changes are taking place, such as new products, services, methods of distribution, or overall business restructuring.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

EQUITY FUNDS	19

BMO Small-Cap Growth Fund (cont.)

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Style Risks. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class Y —Annual Total Returns (calendar years 2002-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 10.12%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2003	30.45%
Worst quarter	9/30/2011	(24.00)%

Average Annual Total Returns through 12/31/11

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	(3.82)%	5.51%	7.26%
Return After Taxes on Distributions	(4.69)%	4.54%	6.41%
Return After Taxes on Distributions and Sale of Fund Shares	(1.32)%	4.46%	6.09%
Class I (Inception 1/31/08)
Return Before Taxes	(3.64)%	N/A	5.92%
Russell 2000® Growth (reflects no deduction for fees, expenses or taxes)	(2.91)%	2.09%	4.48%
LSCGFI (reflects deduction of fees and no deduction for sales charges or taxes)	(3.40)%	1.14%	3.65%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

20	EQUITY FUNDS

BMO Small-Cap Growth Fund (cont.)

The Russell 2000® Growth Index (Russell 2000® Growth) measures the performance of those companies included in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values.

The Lipper Small-Cap Growth Funds Index (LSCGFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Patrick M. Gundlach and Kenneth S. Salmon co-manage the Fund. Mr. Gundlach, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since July 2007. Mr. Salmon, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2000 and has co-managed the Fund since December 2004.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	21

BMO Pyrford International Stock Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.80%
Distribution (12b-1) Fees	None		None
Other Expenses	0.59%		0.34%
Total Annual Fund Operating Expenses	1.39%		1.14%
Fee Waiver and Expense Reimbursement(1)	(0.15%	)	(0.15%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.24%		0.99%

(1)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y and 0.99% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five- and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through

December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$126	$101
3 Years	$425	$347
5 Years	$746	$613
10 Years	$1,656	$1,373

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period December 29, 2011 (inception date) to August 31, 2012, the Fund’s portfolio turnover rate (not annualized ) was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of companies located in a number of countries outside the United States. The Fund invests primarily in companies that are located in the countries included in the MSCI EAFE Index, which includes developed countries outside of North America. Although the Fund may invest in companies across all market capitalizations, the Fund invests primarily in companies that, at the time of purchase, have a minimum market capitalization of $2 billion.

The Fund’s sub-adviser is Pyrford International Ltd. (“Pyrford”). Pyrford seeks to minimize losses by adopting a highly defensive investment stance at times of perceived high risk, characterized by high valuation levels or high levels of financial leverage. The Fund does not target a specific volatility level, but aims to deliver volatility significantly below that of the MSCI EAFE Index by being zero weight in any country, sector, or stock that Pyrford believes has very poor value as measured by established fundamental value metrics (such as dividend yields, return on equity, and P/E ratios).

In determining where a company is located, the sub-adviser primarily relies on the country where the company is incorporated, but also may consider the country where the company’s revenues are derived and the primary market listing for the class of shares to be purchased. Although the Fund invests primarily in companies that are included in the MSCI EAFE Index, the Fund may invest up to 20% of its net assets in companies located in countries not represented in this index, including emerging market countries.

22	EQUITY FUNDS

BMO Pyrford International Stock Fund (cont.)

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Small Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. Pyrford’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Pyrford International Ltd., an affiliate of the Adviser.

Portfolio Managers. Bruce Campbell, Tony Cousins, Daniel McDonagh, and Paul Simons co-manage the Fund. Mr. Campbell, Investment Chairman, founded Pyrford in 1982 and has co-managed the Fund since its inception in 2011. Mr. Cousins, Chief Executive Officer and Chief Investment Officer, joined Pyrford in 1989 and has co-managed the Fund since its inception in 2011. Mr. McDonagh, Head of Portfolio Management, Europe/UK, joined Pyrford in 1997 and has co-managed the Fund since its inception in 2011. Mr. Simons, Head of Portfolio Management, Asia Pacific, joined Pyrford in 1996 and has co-managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income and long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EQUITY FUNDS	23

BMO Lloyd George Emerging Markets Equity Fund

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%		0.90%
Distribution (12b-1) Fees	None		None
Other Expenses	1.02%		0.77%
Total Annual Fund Operating Expenses	1.92%		1.67%
Fee Waiver and Expense Reimbursement(1)	(0.52%	)	(0.52%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.40%		1.15%

(1)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.40% for Class Y and 1.15% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through

December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$143	$117
3 Years	$553	$476
5 Years	$989	$858
10 Years	$2,201	$1,933

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in equity securities of foreign companies located in emerging markets or whose primary business activities or principal trading markets are in emerging markets. The Fund’s sub-adviser, Lloyd George Management (Europe) Limited (“LGM(E)”), considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S., Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. LGM(E) may make adjustments to the list of emerging markets countries from time to time based on economic criteria, market changes, or other factors. LGM(E) uses a “bottom-up,” fundamental approach in selecting stocks for the Fund’s portfolio. LGM(E) seeks to identify quality, growth companies typically with dominant industry positions, strong balance sheets, and cash flows to support a sustainable dividend payout.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing

24	EQUITY FUNDS

BMO Lloyd George Emerging Markets Equity Fund (cont.)

values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political, and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Company Size Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. LGM(E)’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com. LGM(E) assumed its role as sub-adviser of the Fund effective December 28, 2012. From December 29, 2011 to December 28, 2012, Lloyd George Management (Hong Kong) Limited (“LGM(HK)”), another affiliate of the Adviser, served as the Fund’s sub-adviser. Prior to December 29, 2011, the Fund was known as the Marshall Emerging Markets Equity Fund and was managed by another sub-adviser. The performance results shown in the bar chart and table are from periods during which the Fund was managed by LGM(HK) or another sub-adviser.

Class Y—Annual Total Returns (calendar years 2009-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 12.52%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	32.53%
Worst quarter	9/30/2011	(23.81)%

Average Annual Total Returns through 12/31/11

	1 Year	Since Inception
Class Y (Inception Date 12/22/08)
Return Before Taxes	(23.85)%	15.48%
Return After Taxes on Distributions	(24.62)%	14.08%
Return After Taxes on Distributions and Sale of Fund Shares	(13.74)%	13.29%
Class I (Inception 12/22/08)
Return Before Taxes	(23.67)%	15.72%
EMI (reflects no deduction for fees, expenses or taxes)	(18.42)%	20.75%
LEMFI (reflects deduction of fees and no deduction for sales charges or taxes)	(18.37)%	23.52%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs

EQUITY FUNDS	25

BMO Lloyd George Emerging Markets Equity Fund (cont.)

or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Morgan Stanley Capital International Emerging Markets Index (EMI) is a market capitalization-weighted equity index of companies representative of the market structure of emerging countries in Europe, Latin America, Africa, Middle East and Asia.

The Lipper Emerging Markets Funds Index (LEMFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Lloyd George Management (Europe) Limited, an affiliate of the Adviser.

Portfolio Managers. Irina Hunter, Robert Lloyd George, and Rasmus Nemmoe co-manage the Fund. Ms. Hunter, a Senior Portfolio Manager at LGM(E), joined Lloyd George Management (together with LGM(E) and its subsidiaries, “LGM”) in 2007 and has co-managed the Fund since December 2011. Mr. Lloyd George, a Director of LGM(E) and Investment Chairman of LGM, has co-managed the Fund since December 2011. Mr. Nemmoe, a Senior Portfolio Manager at LGM(E), joined LGM in 2012 and has co-managed the Fund since December 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income and long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

26	EQUITY FUNDS

BMO Pyrford Global Strategic Return Fund

Investment Objective:

To maximize total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.80%
Distribution (12b-1) Fees	None		None
Other Expenses	0.90%		0.65%
Total Annual Fund Operating Expenses	1.70%		1.45%
Fee Waiver and Expense Reimbursement(1)	(0.46%	)	(0.46%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	1.24%		0.99%

(1)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.24% for Class Y and 0.99% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through

December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$126	$101
3 Years	$491	$413
5 Years	$880	$748
10 Years	$1,970	$1,696

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period December 29, 2011 (inception date) to August 31, 2012, the Fund’s portfolio turnover rate (not annualized) was 52% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in investment-grade sovereign debt securities and equity securities. The Fund normally invests at least 40% of its net assets in securities located outside the United States and will be diversified among at least three different countries. The Fund invests primarily in securities that are principally traded on established global markets with a particular emphasis on issuers traded on established markets located in North America, Europe (including the UK), and the Asia Pacific Region (including Japan). Although the Fund may invest in companies across all market capitalizations, the Fund invests primarily in companies that, at the time of purchase, have a minimum market capitalization of $2 billion. The Fund may invest up to 20% of its net assets in emerging market countries and may hold up to 25% of its net assets in cash or cash equivalents. The Fund may invest without limitation in investment-grade sovereign debt securities.

Equity securities in which the Fund may invest include common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, American Depositary Receipts, European Depositary Receipts, or other similar securities representing common stock of non-U.S. issuers. From time to time, the Fund may invest in exchange-traded funds.

In investing in investment-grade sovereign debt securities, the Fund seeks to add value through geographical allocations and duration decisions made by the sub-adviser on the basis of established fundamental value metrics (such as dividend yields, return on equity, and price/earnings ratios).

BALANCED FUNDS	27

BMO Pyrford Global Strategic Return Fund (cont.)

The Fund attempts to achieve total returns at least 400 basis points above the U.S. Consumer Price Index. No guarantee exists that the Fund will meet the total return goal. A key factor in generating total returns is utilizing an investment approach designed to minimize negative returns when markets fall, through both strategic asset allocation among equities, sovereign debt securities, and cash and investment selection on a global basis. Pyrford seeks to minimize losses by avoiding asset classes and securities that are perceived to be high risk on the basis of established fundamental value metrics (such as dividend yields, return on equity, and price/earnings ratios). This approach may restrict the Fund from fully participating when markets rise.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may be unable to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, or political concerns. If a governmental entity defaults on an obligation, the Fund may have limited recourse against the defaulting government and may lose its investment. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risk. The risk that countries in emerging markets are generally more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Small Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. Pyrford’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks).

28	BALANCED FUNDS

BMO Pyrford Global Strategic Return Fund (cont.)

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Pyrford International Ltd., an affiliate of the Adviser.

Portfolio Managers. Suhail Arain, Bruce Campbell, Tony Cousins, Daniel McDonagh, and Paul Simons co-manage the Fund. Mr. Arain, Portfolio Manager for North American Equities, joined Pyrford in 2008 and has co-managed the Fund since its inception in 2011. Mr. Campbell, Investment Chairman, founded Pyrford in 1982 and has co-managed the Fund since its inception in 2011. Mr. Cousins, Chief Executive Officer and Chief Investment Officer, joined Pyrford in 1989 and has co-managed the Fund since its inception in 2011. Mr. McDonagh, Head of Portfolio Management, Europe/UK, joined Pyrford in 1997 and has co-managed the Fund since its inception in 2011. Mr. Simons, Head of Portfolio Management, Asia Pacific, joined Pyrford in 1996 and has co-managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

BALANCED FUNDS	29

BMO Ultra Short Tax-Free Fund

Investment Objective:

To provide current income exempt from federal income tax consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%		0.20%
Distribution (12b-1) Fees	None		None
Other Expenses	0.42%		0.17%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	0.63%		0.38%
Fee Waiver and Expense Reimbursement(2)	(0.07%	)	(0.07%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.56%		0.31%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class Y and 0.30% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$57	$32
3 Years	$195	$115
5 Years	$344	$206
10 Years	$780	$474

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 128% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). The Fund normally maintains an average dollar-weighted effective maturity of one year or less. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

The Fund invests primarily in municipal securities within the investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. Municipal securities include fixed and floating rate debt obligations of states, territories, and possessions of the U.S., and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). Fund investments are selected after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors.

30	INCOME FUNDS

BMO Ultra Short Tax-Free Fund (cont.)

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value (NAV) of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risk. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risk. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Call Risk. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Municipal Securities Risk. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Management Risk. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Portfolio Turnover Risks. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar year 2010-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 1.05%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2010	0.54%
Worst quarter	12/31/2010	0.05%

INCOME FUNDS	31

BMO Ultra Short Tax-Free Fund (cont.)

Average Annual Total Returns through 12/31/11

	1 Year	Since Inception
Class Y (Inception 9/30/09)
Return Before Taxes	1.61%	1.59%
Return After Taxes on Distributions	1.61%	1.59%
Return After Taxes on Distributions and Sale of Fund Shares	1.54%	1.55%
Class I (Inception 9/30/09)
Return Before Taxes	1.76%	1.80%
Blended Benchmark (reflects no deduction for fees, expenses or taxes)*	0.80%	0.75%
B1MBI (reflects deduction of fees and no deduction for sales charges or taxes)	1.58%	1.48%

*	The benchmark for the Fund is a blended benchmark, which consists of 50% Barclays Capital 1-Year Municipal Bond Index (B1MBI) and 50% iMoneyNet Money Fund Tax Free National Retail Index (IMNTFNR).

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Barclays Capital 1-Year Municipal Bond Index (B1MBI) is the 1-year component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa.

The iMoneyNet Money Fund Report Tax-Free National Retail Index (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Craig J. Mauermann and Duane A. McAllister co-manage the Fund. Mr. Mauermann, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since its inception in 2009. Mr. McAllister, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2007 and has co-managed the Fund since its inception in 2009.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to distribute income exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

32	INCOME FUNDS

BMO Short Tax-Free Fund

Investment Objective:

To provide current income exempt from federal income tax consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%		0.25%
Distribution (12b-1) Fees	None		None
Other Expenses(1)	0.78%		0.53%
Total Annual Fund Operating Expenses	1.03%		0.78%
Fee Waiver and Expense Reimbursement(2)	(0.48%	)	(0.38%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.55%		0.40%

(1)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year because it is a new fund.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 0.55% for Class Y and 0.40% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and/or reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$56	$41
3 Years	$280	$211

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. Municipal securities include debt obligations of states, territories, and possessions of the U.S., and political subdivisions and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors. The Fund normally maintains an average dollar-weighted effective maturity of one to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

INCOME FUNDS	33

BMO Short Tax-Free Fund (cont.)

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Duane A. McAllister and Erik R. Schleicher co-manage the Fund. Mr. McAllister, a Managing Director and a

Portfolio Manager of the Adviser, joined the Adviser in 2007 and has co-managed the Fund since its inception in 2012. Mr. Schleicher, a Portfolio Manager and Vice President of the Adviser, joined the Adviser in 2008 and has co-managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to distribute income exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

34	INCOME FUNDS

BMO Short-Term Income Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%		0.20%
Distribution (12b-1) Fees	None		None
Other Expenses	0.52%		0.27%
Acquired Fund Fees and Expenses(1)	0.04%		0.04%
Total Annual Fund Operating Expenses	0.76%		0.51%
Fee Waiver and Expense Reimbursement(2)	(0.12%	)	(0.12%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.64%		0.39%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.60% for Class Y and 0.35% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$65	$40
3 Years	$231	$151
5 Years	$411	$273
10 Years	$931	$629

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in fixed income securities. Fund investments include corporate, asset-backed, and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase and bank instruments, repurchase agreements, and U.S. government securities. In addition, the Fund may invest in securities issued by other investment companies that in turn invest in bonds and other financial instruments. The Adviser changes the Fund’s weightings in these fixed income asset classes as it deems appropriate and uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of six months to three years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net

INCOME FUNDS	35

BMO Short-Term Income Fund (cont.)

asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2002-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 3.53%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	4.02%
Worst quarter	9/30/2008	(2.68)%

36	INCOME FUNDS

BMO Short-Term Income Fund (cont.)

Average Annual Total Returns through 12/31/11

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	1.91%	4.18%	3.79%
Return After Taxes on Distributions	1.13%	2.92%	2.39%
Return After Taxes on Distributions and Sale of Fund Shares	1.24%	2.82%	2.40%
Class I (Inception 5/31/07)
Return Before Taxes	2.17%	N/A	4.40%
ML 1-3 (reflects no deduction for fees, expenses or taxes)	1.56%	3.95%	3.57%
LSIGDI (reflects deduction of fees and no deduction for sales charges or taxes)	1.54%	3.19%	3.07%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The BofA Merrill Lynch 1-3 Year U.S. Government/Corporate Index (ML1-3) is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. ML1-3 is produced by Merrill Lynch Pierce Fenner & Smith.

The Lipper Short Investment Grade Debt Funds Index (LSIGDI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Peter J. Arts, Boyd R. Eager, and Vincent S. Russo co-manage the Fund. Mr. Arts, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994 and has co-managed the Fund since February 2012. Mr. Eager, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1996 and has co-managed the Fund since February 2012. Mr. Russo, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2002 and has managed or co-managed the Fund since April 2010.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INCOME FUNDS	37

BMO Short-Intermediate Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%		0.40%
Distribution (12b-1) Fees	None		None
Other Expenses	0.52%		0.27%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	0.93%		0.68%
Fee Waiver and Expense Reimbursement(2)	(0.12%	)	(0.12%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.81%		0.56%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.80% for Class Y and 0.55% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$83	$57
3 Years	$284	$205
5 Years	$503	$367
10 Years	$1,132	$835

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 190% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase and repurchase agreements and U.S. government securities. The Adviser changes the Fund’s weightings in these sectors as it deems appropriate and uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of two to eight years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

38	INCOME FUNDS

BMO Short-Intermediate Bond Fund (cont.)

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Portfolio Turnover Risks. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2002-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 5.01%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	17.52%
Worst quarter	12/31/2008	(7.76)%

INCOME FUNDS	39

BMO Short-Intermediate Bond Fund (cont.)

Average Annual Total Returns through 12/31/11

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	5.25%	5.66%	4.99%
Return After Taxes on Distributions	4.59%	4.35%	3.50%
Return After Taxes on Distributions and Sale of Fund Shares	3.40%	4.05%	3.37%
Class I (Inception 5/31/07)
Return Before Taxes	5.52%	N/A	6.12%
BIGCI (reflects no deduction for fees, expenses or taxes)	5.80%	5.88%	5.20%
LSIDF (reflects deduction of fees and no deduction for sales charges or taxes)	3.99%	4.80%	4.29%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Barclays Intermediate Governmental/Credit Index (BIGCI) is an index comprised of government and corporate bonds rated BBB or higher with maturities between one and ten years.

The Lipper Short-Intermediate Investment Grade Debt Funds Index (LSIDF) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Manager. Andrew M. Reed, Vincent S. Russo, and Jason D. Weiner co-manage the Fund. Mr. Reed, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2001 and has co-managed the Fund since February 2012. Mr. Russo, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2002 and has co-managed the Fund since February 2012. Mr. Weiner, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1993 and has managed or co-managed the Fund since October 2001.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

40	INCOME FUNDS

BMO Intermediate Tax-Free Fund

Investment Objective:

To provide a high level of current income exempt from federal income tax consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%		0.28%
Distribution (12b-1) Fees	None		None
Other Expenses	0.42%		0.17%
Total Annual Fund Operating Expenses	0.70%		0.45%
Fee Waiver and Expense Reimbursement(1)	(0.15%	)	—
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	0.55%		0.45%

(1)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.55% for Class Y and 0.50% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$ 56	$ 46
3 Years	$209	$144
5 Years	$375	$252
10 Years	$856	$567

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in municipal securities, the income from which is exempt from federal income tax (including the federal alternative minimum tax (AMT)). Fund investments include municipal securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase. Municipal securities include debt obligations of states, territories, and possessions of the U.S. and political subdivisions, and financing authorities of these entities that provide income exempt from federal income tax (including federal AMT). The Adviser selects Fund investments after assessing factors such as the cyclical trend in interest rates, the shape of the municipal yield curve, tax rates, sector valuation, and municipal bond supply factors. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

INCOME FUNDS	41

BMO Intermediate Tax-Free Fund (cont.)

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2002-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 5.87%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.58%
Worst quarter	12/31/2010	(3.16)%

Average Annual Total Returns through 12/31/11

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	9.16%	5.91%	4.98%
Return After Taxes on Distributions	9.14%	5.82%	4.89%
Return After Taxes on Distributions and Sale of Fund Shares	7.21%	5.56%	4.78%
Class I (Inception 12/27/10)
Return Before Taxes	9.12%	N/A	9.05%
BMB 1-15 (reflects no deduction for fees, expenses or taxes)	8.80%	5.48%	5.12%
LIMDI (reflects deduction of fees and no deduction for sales charges or taxes)	8.85%	4.60%	4.43%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax

42	INCOME FUNDS

BMO Intermediate Tax-Free Fund (cont.)

returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Barclays Capital Municipal Bond 1-15 Year Blend Index (BMB 1-15) is the 1-15 year Blend component of the Barclays Capital Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa and a range of maturities between 1 and 17 years.

The Lipper Intermediate Municipal Debt Funds Index (LIMDI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. John D. Boritzke and Duane A. McAllister co-manage the Fund. Mr. Boritzke, Head of Tax-Exempt Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1983 and has managed the Fund since its inception in 1994. Mr. McAllister, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2007 and has co-managed the Fund since June 2007.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to distribute income exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INCOME FUNDS	43

BMO Government Income Fund

Investment Objective:

To provide current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%		0.40%
Distribution (12b-1) Fees	None		None
Other Expenses	0.53%		0.28%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	0.94%		0.69%
Fee Waiver and Expense Reimbursement(2)	(0.13%	)	(0.13%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.81%		0.56%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.80% for Class Y and 0.55% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$ 83	$ 57
3 Years	$ 287	$208
5 Years	$ 507	$371
10 Years	$1,143	$846

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 355% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in U.S. government securities. The securities in which the Fund invests generally will have a minimum rating no lower than the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase.

The Fund invests in the securities of U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government, but are supported through federal loans or other benefits, including the Federal Home Loan Banks (FHLBs), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund also may invest in the securities of U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in the securities of governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities, including the Farm Credit Administration and the Financing Corporation. The Fund also may invest in non-agency asset-backed and mortgage-backed securities.

The Adviser considers macroeconomic conditions and uses credit and market analysis in developing the overall portfolio

44	INCOME FUNDS

BMO Government Income Fund (cont.)

strategy. Current and historical interest rate relationships are used to evaluate market sectors and individual securities. The Fund normally maintains an average dollar-weighted effective maturity of four to twelve years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Portfolio Turnover Risks. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2002-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 4.02%.

INCOME FUNDS	45

BMO Government Income Fund (cont.)

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.39%
Worst quarter	6/30/2004	(0.98)%

Average Annual Total Returns through 12/31/11

	1 Year	5 Year	10 Year/Since Inception
Class Y
Return Before Taxes	5.20%	6.10%	5.29%
Return After Taxes on Distributions	3.36%	4.13%	3.50%
Return After Taxes on Distributions and Sale of Fund Shares	3.84%	4.09%	3.48%
Class I (Inception 5/31/07)
Return Before Taxes	5.35%	N/A	6.67%
BMI (reflects no deduction for fees, expenses or taxes)	6.23%	6.54%	5.69%
LUSMI (reflects deduction of fees and no deduction for sales charges or taxes)	5.69%	5.69%	4.95%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Barclays U.S. Mortgage-Backed Securities Index (BMI) is an index that includes 15- and 30-year fixed-rate securities backed by mortgage pools of Ginnie Mae, Freddie Mac, and Fannie Mae.

The Lipper U.S. Mortgage Funds Index (LUSMI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Daniel P. Byrne, David M. Komberec, and Jason D. Weiner co-manage the Fund. Mr. Byrne, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2010 and has co-managed the Fund since February 2012. Mr. Komberec, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since February 2012. Mr. Weiner, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1993 and has co-managed the Fund since October 2001.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

46	INCOME FUNDS

BMO TCH Corporate Income Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%		0.25%
Distribution (12b-1) Fees	None		None
Other Expenses	0.54%		0.29%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	0.80%		0.55%
Fee Waiver and Expense Reimbursement(2)	(0.20%	)	—
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.60%		0.55%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.59% for Class Y and 0.55% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$ 61	$ 56
3 Years	$235	$176
5 Years	$425	$307
10 Years	$971	$689

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in corporate debt securities, including convertible debt securities. Although the Fund will invest primarily in U.S. dollar denominated securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the sub-adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds,” and non-U.S. dollar denominated foreign debt securities. The Fund also may invest in U.S. government securities, asset-backed and mortgage-backed securities, and U.S. dollar denominated foreign debt securities.

The Fund’s sub-adviser is Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to fifteen years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its maturity date.

INCOME FUNDS	47

BMO TCH Corporate Income Fund (cont.)

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

48	INCOME FUNDS

BMO TCH Corporate Income Fund (cont.)

Class Y—Annual Total Returns (calendar years 2009-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 9.56%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	10.83%
Worst quarter	12/31/2010	(0.59)%

Average Annual Total Returns through 12/31/11

	1 Year	Since Inception
Class Y (Inception 12/22/08)
Return Before Taxes	7.42%	13.35%
Return After Taxes on Distributions	5.64%	11.27%
Return After Taxes on Distributions and Sale of Fund Shares	4.91%	10.30%
Class I (Inception 12/22/08)
Return Before Taxes	7.52%	13.57%
BCCI (reflects no deduction for fees, expenses or taxes)	8.35%	11.00%
LIIGDFI (reflects deduction of fees and no deduction for sales charges or taxes)	6.28%	9.87%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Barclays Capital U.S. Credit Index (BCCI) is an index that covers U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

The Lipper Intermediate Investment Grade Debt Funds Index (LIIGDFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Taplin, Canida & Habacht, LLC, a majority-owned subsidiary of the Adviser.

Portfolio Managers. Tere Alvarez Canida, William J. Canida, Alan M. Habacht, Scott M. Kimball, and Daniela Mardarovici co-manage the Fund. Ms. Alvarez Canida, President and Managing Principal of TCH, joined TCH in 1985 and has co-managed the Fund since its inception in 2008. Mr. Canida, Vice President and Principal of TCH, joined TCH in 1985 and has co-managed the Fund since its inception in 2008. Mr. Habacht, Vice President and Principal of TCH, joined TCH in 1987 and has co-managed the Fund since its inception in 2008. Mr. Kimball, a Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since February 2012. Ms. Mardarovici, a Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since December 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

INCOME FUNDS	49

BMO TCH Corporate Income Fund (cont.)

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

50	INCOME FUNDS

BMO Aggregate Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%		0.40%
Distribution (12b-1) Fees	None		None
Other Expenses	0.42%		0.17%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	0.83%		0.58%
Fee Waiver and Expense Reimbursement(2)	(0.02%	)	(0.02%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.81%		0.56%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.80% for Class Y and 0.55% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$83	$57
3 Years	$263	$184
5 Years	$459	$322
10 Years	$1,023	$724

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 266% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, and mortgage-backed securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the Adviser to be comparable in quality) at the time of purchase, repurchase agreements, and U.S. government securities. The Adviser’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. The Adviser uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

INCOME FUNDS	51

BMO Aggregate Bond Fund (cont.)

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Portfolio Turnover Risks. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs, which may negatively affect Fund performance.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2008-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 5.62%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	6/30/2009	12.30%
Worst quarter	9/30/2008	(4.96)%

52	INCOME FUNDS

BMO Aggregate Bond Fund (cont.)

Average Annual Total Returns through 12/31/11

	1 Year	Since Inception
Class Y (Inception 5/31/07)
Return Before Taxes	6.83%	7.75%
Return After Taxes on Distributions	5.26%	5.65%
Return After Taxes on Distributions and Sale of Fund Shares	4.49%	5.39%
Class I (Inception 5/31/07)
Return Before Taxes	7.09%	8.02%
BABI (reflects no deduction for fees, expenses or taxes)	7.84%	6.81%
LIIGDFI (reflects deduction of fees and no deduction for sales charges or taxes)	6.28%	6.08%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Barclays Aggregate Bond Index (BABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate, and publicly issued.

The Lipper Intermediate Investment Grade Debt Funds Index (LIIGDFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Daniel P. Byrne, Andrew Reed, Vincent S. Russo, and Jason D. Weiner, co-manage the Fund. Mr. Byrne, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2010 and has co-managed the Fund since February 2012. Mr. Reed, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2001 and has co-managed the Fund since December 2012. Mr. Russo, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2002 and has co-managed the Fund since February 2012. Mr. Weiner, Co-Head of Taxable Fixed Income, a Managing Director, and a

Portfolio Manager of the Adviser, joined the Adviser in 1993 and has managed or co-managed the Fund since October 2001.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INCOME FUNDS	53

BMO TCH Core Plus Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%		0.25%
Distribution (12b-1) Fees	None		None
Other Expenses	0.52%		0.27%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	0.78%		0.53%
Fee Waiver and Expense Reimbursement(2)	(0.18%	)	—
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.60%		0.53%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.59% for Class Y and 0.55% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$ 61	$ 54
3 Years	$231	$170
5 Years	$416	$296
10 Years	$949	$665

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 84% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in bonds. Fund investments include corporate, asset-backed, mortgage-backed and U.S. government securities. Although the Fund will invest primarily in securities with a minimum rating in the lowest investment grade category (i.e., rated BBB or Baa, or higher, or unrated and considered by the sub-adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds.” While the Fund’s assets are predominantly U.S. dollar denominated, the Fund also may invest up to 20% of its assets in foreign debt securities, all or a portion of which may be emerging markets debt securities.

The Fund’s investment strategy is referred to as “Core Plus” because the Fund’s sub-adviser, Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser, has the ability to add high yield securities and emerging markets debt securities to a core portfolio of investment grade fixed income securities. TCH’s strategy for achieving total return is to adjust the Fund’s weightings in these sectors as it deems appropriate. TCH uses macroeconomic, credit, and market analysis to select portfolio securities. The Fund normally maintains an average dollar-weighted effective

54	INCOME FUNDS

BMO TCH Core Plus Bond Fund (cont.)

maturity of three to ten years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Asset-Backed/Mortgage-Backed Securities Risks. Asset-backed and mortgage-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. Both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations. Credit risk is greater for mortgage-backed securities that are subordinate to another security.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns before taxes have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of a broad measure of market performance and an index of funds with similar investment objectives. Please keep in mind

INCOME FUNDS	55

BMO TCH Core Plus Bond Fund (cont.)

that past performance, before and after taxes, does not represent how the Fund will perform in the future. Investors may obtain updated performance information for the Fund at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2009-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 8.46%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2009	5.53%
Worst quarter	12/31/2010	(0.52)%

Average Annual Total Returns through 12/31/11

	1 Year	Since Inception
Class Y (Inception 12/22/08)
Return Before Taxes	7.67%	9.64%
Return After Taxes on Distributions	5.94%	7.89%
Return After Taxes on Distributions and Sale of Fund Shares	5.05%	7.28%
Class I (Inception 12/22/08)
Return Before Taxes	7.94%	9.91%
BABI (reflects no deduction for fees, expenses or taxes)	7.84%	6.81%
LIIGI (reflects deduction of fees and no deduction for sales charges or taxes)	6.28%	9.87%

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the effect of any applicable state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors holding shares through tax-deferred programs, such as IRAs or 401(k) plans. After-tax returns are shown only for Class Y, and after-tax returns for Class I will vary.

The Barclays Aggregate Bond Index (BABI) is an index that covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-

through securities, asset-backed securities and commercial mortgage-based securities. To qualify for inclusion, a bond or security must have at least one year to final maturity and be rated Baa3 or better, dollar denominated, non-convertible, fixed-rate and publicly issued.

The Lipper Intermediate Investment Grade Index (LIIGI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Taplin, Canida & Habacht, LLC, a majority-owned subsidiary of the Adviser.

Portfolio Managers. Tere Alvarez Canida, William J. Canida, Alan M. Habacht, Scott M. Kimball, and Daniela Mardarovici co-manage the Fund. Ms. Alvarez Canida, President and Managing Principal of TCH, joined TCH in 1985 and has co-managed the Fund since its inception in 2008. Mr. Canida, Vice President and Principal of TCH, joined TCH in 1985 and has co-managed the Fund since its inception in 2008. Mr. Habacht, Vice President and Principal of TCH, joined TCH in 1987 and has co-managed the Fund since its inception in 2008. Mr. Kimball, a Portfolio Manager of TCH, joined TCH in 2007 and has co-managed the Fund since February 2012. Ms. Mardarovici, a Portfolio Manager of TCH, joined TCH in 2012 and has co-managed the Fund since December 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

56	INCOME FUNDS

BMO TCH Core Plus Bond Fund (cont.)

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INCOME FUNDS	57

BMO Monegy High Yield Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%		0.50%
Distribution (12b-1) Fees	None		None
Other Expenses	0.60%		0.35%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	1.11%		0.86%
Fee Waiver and Expense Reimbursement(2)	(0.20%	)	(0.20%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.91%		0.66%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.90% for Class Y and 0.65% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$ 93	$ 67
3 Years	$ 333	$ 254
5 Years	$ 592	$ 457
10 Years	$1,334	$1,042

Portfolio Turnover

The Fund incurs transaction costs, such as bid-ask spreads, when it buys and sells high yield securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the period December 29, 2011 (inception date) to August 31, 2012, the Fund’s portfolio turnover rate (not annualized) was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its assets in a diversified portfolio of domestic and foreign high yield, high risk fixed income securities (also referred to as “junk bonds”) within the non-investment grade corporate bond market. The Fund’s sub-adviser seeks to generate excess returns by effectively balancing risk and reward through vigorous asset selection criteria and continuous monitoring of portfolio positions.

The Fund’s sub-adviser, Monegy, Inc. (“Monegy”), follows a disciplined investment approach that combines quantitative investment screening processes with traditional fundamental credit analysis. The portfolio is monitored to determine the risk and reward characteristics of each security, which allows the Fund to generate long term excess returns with lower levels of volatility than The BofA Merrill Lynch US High Yield Constrained Index® and The BofA Merrill Lynch US High Yield, BB-B Rated, Constrained Index®. The use of quantitative tools measures credit risk objectively and captures continuous changes in risk and return efficiently. High levels of diversification minimize the

58	INCOME FUNDS

BMO Monegy High Yield Bond Fund (cont.)

portfolio impact of principal losses stemming from unexpected default and other event risks.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Income Risks. The Fund’s income could decline due to falling market interest rates. In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. Monegy’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies, including exchange traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-Adviser. Monegy, Inc., an affiliate of the Adviser.

Portfolio Managers. Lori J. Marchildon and Sadhana Valia co-manage the Fund. Ms. Marchildon, Portfolio Manager, joined Monegy in 2001 and has co-managed the Fund since its inception in 2011. Ms. Valia, Senior Portfolio Manager and Head of the High Yield Team, joined Monegy in 1998 and has co-managed the Fund since its inception in 2011.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2,000,000 for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

INCOME FUNDS	59

BMO Monegy High Yield Bond Fund (cont.)

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

60	INCOME FUNDS

BMO TCH Emerging Markets Bond Fund

Investment Objective:

To maximize total return consistent with current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%		2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%		0.60%
Distribution (12b-1) Fees	None		None
Other Expenses(1)	1.19%		0.94%
Total Annual Fund Operating Expenses	1.79%		1.54%
Fee Waiver and Expense Reimbursement(2)	(0.79%	)	(0.69%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.00%		0.85%

(1)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year because it is a new fund.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 1.00% for Class Y and 0.85% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$102	$ 87
3 Years	$486	$419

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests at least 80% of its assets in debt securities of emerging market governments or of companies located in emerging markets or whose primary business activities or principal trading markets are in emerging markets. Debt securities include sovereign debt instruments and corporate bonds. The Fund’s sub-adviser, Taplin, Canida & Habacht, LLC (TCH), an affiliate of the Adviser, considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S., Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. TCH may make adjustments to the list of emerging market countries from time to time based on economic criteria, market changes, or other factors.

Although the Fund will invest primarily in investment grade securities (i.e., rated BBB or Baa, or higher, or unrated and considered by the sub-adviser to be comparable in quality) at the time of purchase, the Fund may invest up to 20% of its assets in debt securities that are below investment grade, also known as high yield securities or “junk bonds.” TCH uses macroeconomic, credit, and market analysis to select portfolio securities. Although the Fund expects to maintain an intermediate- to long-term average effective maturity, there are no maturity restrictions on individual holdings or on the overall portfolio. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of BMO

INCOME FUNDS	61

BMO TCH Emerging Markets Bond Fund (cont.)

Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Foreign Securities Risks. Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, the Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Emerging Markets Risks. Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets, which may make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may be unable to pay interest or repay principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, or political concerns. If a governmental entity defaults on an obligation, the Fund may have limited recourse against the defaulting government and may lose its investment. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk. Bonds rated lower than BBB or Baa have speculative characteristics.

High Yield Securities Risks. High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities, generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of high yield securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Management Risks. TCH’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance as of the date of this Prospectus.

Management of the Fund

Adviser. BMO Asset Management Corp.

Sub-adviser. Taplin, Canida & Habacht, LLC, a majority-owned subsidiary of the Adviser.

Portfolio Managers. Tere Alvarez Canida, William J. Canida, Alan Habacht, Scott M. Kimball, and Daniela Mardarovici co-manage the Fund. Ms. Alvarez Canida, President and Managing Principal of TCH, joined TCH in 1985. Mr. Canida, Vice President and Principal of TCH, joined TCH in 1985. Mr. Habacht, Vice President and Principal of TCH, joined TCH in 1987. Mr. Kimball, a Portfolio Manager of TCH, joined TCH in 2007. Ms. Mardarovici, a Portfolio Manager of TCH, joined TCH in 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business using one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

62	INCOME FUNDS

BMO TCH Emerging Markets Bond Fund (cont.)

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INCOME FUNDS	63

BMO Government Money Market Fund

Investment Objective:

To provide current income consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%		0.20%
Distribution (12b-1) Fees	None		None
Other Expenses	0.36%		0.11%
Total Annual Fund Operating Expenses	0.56%		0.31%
Fee Waiver and Expense Reimbursement(1)	(0.11%	)	(0.11%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)	0.45%		0.20%

(1)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through

December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$46	$20
3 Years	$168	$89
5 Years	$302	$163
10 Years	$691	$382

Principal Investment Strategies

The Fund invests its assets in high quality, short-term money market instruments and repurchase agreements. The Fund invests at least 80% of its assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities and in repurchase agreements secured by such obligations. The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations or be determined by the Adviser to be of comparable quality to securities having such ratings (except that U.S. Government securities and shares of other registered money market funds are not subject to this requirement). The Adviser uses a “bottom-up” approach, which evaluates debt securities against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors.

The Fund invests in the securities of U.S. government-sponsored entities that are not backed by the full faith and credit of the U.S. government, but are supported through federal loans or other benefits, including the Federal Home Loan Banks (FHLBs), Federal National Mortgage Association (Fannie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund also may invest in the securities of U.S. government-sponsored entities that are supported by the full faith and credit of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in the securities of governmental entities that have no explicit financial support from the U.S. government, but are regarded as having implied support because the U.S. government sponsors their activities, including the Farm Credit Administration and the Financing Corporation. The Fund invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, diversification, and liquidity of investments.

Principal Risks

An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund

64	MONEY MARKET FUNDS

BMO Government Money Market Fund (cont.)

seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2005-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 0.01%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	12/31/2006	1.24%
Worst quarter	3/31/2010	0.00%

7-Day Net Yield as of December 31, 2011 was 0.01%.

Average Annual Total Returns through 12/31/11

	1 Year	5 Year	Since Inception
Class Y (Inception 5/17/04)	0.01%	1.40%	1.99%
Class I (Inception 5/28/04)	0.02%	1.56%	2.18%
INGMMI (reflects deduction of fees and no deduction for sales charges or taxes)	0.01%	1.16%	1.70%
LUSGMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.01%	1.28%	1.82%

The iMoneyNet Government Money Market Index (INGMMI) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper U.S. Government Money Market Funds Index (LUSGMMFI) is an average of the 30 largest mutual funds in this Lipper category.

MONEY MARKET FUNDS	65

BMO Government Money Market Fund (cont.)

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Peter J. Arts, Boyd R. Eager, and Genevieve C. Lynkiewicz co-manage the Fund. Mr. Arts, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994 and has co-managed the Fund since February 2012. Mr. Eager, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1996 and has co-managed the Fund since February 2012. Ms. Lynkiewicz, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2007 and has co-managed the Fund since February 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Checkwriting. Write a check in an amount of at least $250.

Tax Information

The Fund intends to make distributions that are expected to be taxed as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

66	MONEY MARKET FUNDS

BMO Tax-Free Money Market Fund

Investment Objective:

To provide current income exempt from federal income tax consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%		0.20%
Distribution (12b-1) Fees	None		None
Other Expenses	0.34%		0.09%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	0.55%		0.30%
Fee Waiver and Expense Reimbursement(2)	(0.09%	)	(0.09%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.46%		0.21%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$ 47	$ 22
3 Years	$167	$ 87
5 Years	$298	$160
10 Years	$681	$372

Principal Investment Strategies

The Fund invests primarily in fixed and floating rate municipal bonds and notes, variable rate demand instruments, and other high-quality, short-term tax-exempt obligations maturing in 397 days or less. Under normal circumstances, the Fund invests its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including federal alternative minimum tax (AMT).

To maintain principal preservation, the Adviser places a strict emphasis on credit research. Using fundamental analysis, the Adviser develops an approved list of issuers and securities that meet the Adviser’s standards for minimal credit risk. The Adviser continually monitors the credit risks of all of the Fund’s portfolio securities on an ongoing basis by reviewing financial data and ratings of nationally recognized statistical rating organizations (NRSROs). The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more NRSROs or be determined by the Adviser to be of comparable quality to securities having such ratings (except that U.S. Government securities and shares of other registered money market funds are not subject to this requirement). The Fund invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, diversification, and liquidity of investments.

The Fund seeks to enhance yield by taking advantage of favorable changes in interest rates and reducing the effect of unfavorable changes in interest rates. In seeking to achieve this objective, the Adviser targets a dollar-weighted average portfolio maturity of 60 days or less based on its interest rate outlook. The interest rate outlook is developed by analyzing a variety of factors, such as current and expected U.S. economic growth,

MONEY MARKET FUNDS	67

BMO Tax-Free Money Market Fund (cont.)

current and expected interest rates and inflation, and the Federal Reserve Board’s monetary policy. By developing an interest rate outlook and adjusting the portfolio’s maturity accordingly, the Adviser seeks to position the Fund to take advantage of yield enhancing opportunities.

Principal Risks

An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s manager will produce the desired results.

Sector Risks. The Fund may invest its assets in municipal securities that finance similar projects, such as those relating to education, health care, transportation, and utilities. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.bmofundsus.com.

Class Y—Annual Total Returns (calendar years 2005-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 0.03%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2007	0.85%
Worst quarter	9/30/2011	0.01%

7-Day Net Yield as of December 31, 2011 was 0.12%.

68	MONEY MARKET FUNDS

BMO Tax-Free Money Market Fund (cont.)

Average Annual Total Returns through 12/31/11

	1 Year	5 Year	Since Inception
Class Y (Inception 9/22/04)	0.05%	1.31%	1.66%
Class I (Inception 6/29/05)	0.29%	1.56%	1.92%
IMNTFNR (reflects deduction of fees and no deduction for sales charges or taxes)	0.02%	1.02%	1.39%
LTEMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.02%	1.02%	1.41%

The iMoneyNet Money Fund Report /Tax-Free National Retail Index (IMNTFNR) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper Tax Exempt Money Market Funds Index (LTEMMFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Manager. Craig J. Mauermann, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has managed the Fund since its inception in 2004.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Checkwriting. Write a check in an amount of at least $250.

Tax Information

The Fund intends to distribute income exempt from federal income tax; however, a portion of the Fund’s distributions may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MONEY MARKET FUNDS	69

BMO Prime Money Market Fund

Investment Objective:

To provide current income consistent with stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.14%		0.14%
Distribution (12b-1) Fees	None		None
Other Expenses	0.32%		0.07%
Acquired Fund Fees and Expenses(1)	0.01%		0.01%
Total Annual Fund Operating Expenses	0.47%		0.22%
Fee Waiver and Expense Reimbursement(2)	(0.01%	)	(0.01%	)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.46%		0.21%

(1)	Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of its investment in other investment companies. Total Annual Fund Operating Expenses shown will not correlate to the Fund’s ratios of expenses to average net assets appearing in the Financial Highlights tables, which do not include Acquired Fund Fees and Expenses.

(2)	BMO Asset Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 0.45% for Class Y and 0.20% for Class I through December 31, 2013. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-, five-, and ten-year examples reflect the Adviser’s agreement to waive fees and reimburse expenses through December 31, 2013. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$47	$22
3 Years	$150	$70
5 Years	$262	$123
10 Years	$590	$279

Principal Investment Strategies

The Fund invests in high quality, short-term money market instruments, such as short-term commercial paper, corporate bonds and notes, asset-backed securities, bank instruments, demand and variable rate demand instruments, U.S. government obligations, municipal securities, repurchase agreements, and funding agreements. The Fund may invest in U.S. dollar-denominated instruments issued by foreign governments, corporations and financial institutions. The securities in which the Fund invests must be rated in one of the two highest short-term rating categories by one or more nationally recognized statistical rating organizations or be determined by the Adviser to be of comparable quality to securities having such ratings (except that U.S. Government securities and shares of other registered money market funds are not subject to this requirement). The Adviser uses a “bottom-up” approach, which evaluates debt securities of individual companies against the context of broader market factors such as the cyclical trend in interest rates, the shape of the yield curve, and debt security supply factors. The Fund invests in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, diversification, and liquidity of investments.

Principal Risks

An investment in the Fund is not a deposit of BMO Harris Bank N.A., or any of its affiliates, and is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

Interest Rate Risks. Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income

70	MONEY MARKET FUNDS

BMO Prime Money Market Fund (cont.)

securities fall. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Credit Risks. Credit risk is the possibility that an issuer or counterparty will default on a security or repurchase agreement by failing to pay interest or principal when due. If an issuer defaults, the Fund may lose money. Lower credit ratings correspond to higher credit risk.

Call Risks. If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Liquidity Risks. Liquidity risk refers to the possibility that the Fund may not be able to sell or buy a security or close out an investment contract at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility. Additionally, significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Asset-Backed Securities Risks. Asset-backed securities are subject to risks of prepayment. The Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. Asset-backed securities may decline in value because of defaults on the underlying obligations.

Government Obligations Risks. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation.

Municipal Securities Risks. Municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. There is a risk that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Foreign Securities Risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory, and economic developments, which developments may be similar to or greater than those experienced by domestic issuers. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Management Risks. The Adviser’s judgments about the attractiveness, value, and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Fund’s managers will produce the desired results.

Investments in Other Investment Companies Risks. The Fund may invest in securities issued by other investment companies. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses.

Fund Performance

The bar chart and table show the historical performance of the Fund’s shares and provide some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s total returns have varied from year to year, while the table compares the Fund’s average annual total returns to the returns of an average of money funds with similar objectives and an index of funds with similar investment objectives. Please keep in mind that past performance does not represent how the Fund will perform in the future. Investors may obtain the Fund’s current 7-Day Net Yield or updated performance information at www.bmofundsus.com.

Annual Total Returns (calendar years 2002-2011)

The return for the Class Y shares of the Fund from January 1, 2012 through September 30, 2012 was 0.01%.

During the periods shown in the bar chart for the Fund:

	Quarter Ended	Returns
Best quarter	9/30/2007	1.26%
Worst quarter	3/31/2010	0.00%

7-Day Net Yield as of December 31, 2011 was 0.08%.

MONEY MARKET FUNDS	71

BMO Prime Money Market Fund (cont.)

Class Y—Average Annual Total Returns through 12/31/11

	1 Year	5 Year	10 Year
Class Y	0.01%	1.63%	1.92%
Class I	0.17%	1.85%	2.15%
MFRA (reflects deduction of fees and no deduction for sales charges or taxes)	0.02%	1.37%	1.67%
LMMFI (reflects deduction of fees and no deduction for sales charges or taxes)	0.02%	1.48%	1.72%

The iMoneyNet Money Fund Report Averages (MFRA) is an average of money funds with investment objectives similar to that of the Fund.

The Lipper Money Market Funds Index (LMMFI) is an average of the 30 largest mutual funds in this Lipper category.

Management of the Fund

Adviser. BMO Asset Management Corp.

Portfolio Managers. Peter J. Arts, Boyd R. Eager, and Genevieve C. Lynkiewicz co-manage the Fund. Mr. Arts, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994 and has co-managed the Fund since February 2012. Mr. Eager, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1996 and has co-managed the Fund since February 2012. Ms. Lynkiewicz, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2007 and has co-managed the Fund since February 2012.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $10 million for Class I shares. For Class Y, the minimum subsequent purchase amount is $50.

You may sell (redeem) your shares of the Fund on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Fund’s portfolio manager determines sufficient liquidity exists in those markets in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem, to: BMO Funds U.S. Services, P.O. Box 55931, Boston, MA 02205-5931.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

BMO Funds Website. Go to www.bmofundsus.com.

Checkwriting. Write a check in an amount of at least $250.

Tax Information

The Fund intends to make distributions that are expected to be taxed primarily as ordinary income for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

72	MONEY MARKET FUNDS

Additional Information Regarding

Principal Investment Strategies and Risks

Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval. In implementing their respective investment objectives, the Funds may invest in the following securities and use the following transactions and investment techniques as part of their principal investment strategies. Some of these securities, transactions, and investment techniques involve special risks, which are described below. Each Fund that has adopted a non-fundamental policy to invest at least 80% of its assets in the types of securities suggested by such Fund’s name will provide shareholders with at least 60 days’ notice of any change in this policy. The ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, and TAX-FREE MONEY MARKET FUND, which have each adopted a fundamental policy to invest at least 80% of its assets in the types of securities suggested by its name, may only change this policy with shareholder approval.

	Low Volatility Equity	Large-Cap Value	Dividend Income	Large-Cap Growth	Mid-Cap Value	Mid-Cap Growth	Small-Cap Value	Small-Cap Growth	Pyrford International Stock	Lloyd George Emerging Markets Equity	Pyrford Global Strategic Return
Equity Securities:
Common Stocks	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Foreign Securities									✓	✓	✓
Other Investment Companies			✓	✓	✓		✓
Fixed Income Securities:
Sovereign Debt											✓

	Ultra Short Tax-Free	Short Tax- Free	Short- Term Income	Short Intermediate Bond	Intermediate Tax-Free	Government Income	TCH Corporate Income	Aggregate Bond	TCH Core Plus Bond	Monegy High Yield Bond	TCH Emerging Markets Bond	Government Money Market	Tax-Free Money Market	Prime Money Market
Fixed Income Securities:
Asset-Backed/Mortgage-Backed Securities			✓	✓		✓	✓	✓	✓					✓
Bank Instruments			✓							✓				✓
Commercial Paper	✓									✓			✓	✓
Convertible Securities							✓			✓
Corporate Debt Securities	✓		✓	✓	✓		✓	✓	✓	✓	✓			✓
Demand Instruments	✓	✓											✓	✓
Dollar Rolls			✓	✓		✓		✓
Foreign Securities							✓		✓	✓	✓			✓
Funding Agreements														✓
High Yield Securities							✓		✓	✓	✓
Municipal Securities	✓	✓			✓								✓	✓
Repurchase Agreements			✓	✓		✓						✓		✓

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	73

Additional Information Regarding Principal Investment Strategies and Risks (cont.)

	Ultra Short Tax-Free	Short Tax- Free	Short- Term Income	Short Intermediate Bond	Intermediate Tax-Free	Government Income	TCH Corporate Income	Aggregate Bond	TCH Core Plus Bond	Monegy High Yield Bond	TCH Emerging Markets Bond	Government Money Market	Tax-Free Money Market	Prime Money Market
Sovereign Debt											✓
U.S. Government Securities			✓	✓		✓	✓	✓	✓	✓		✓		✓
Variable Rate Demand Instruments	✓	✓			✓							✓	✓	✓
Other Investment Companies	✓		✓	✓		✓	✓	✓	✓	✓			✓	✓

74	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment

Strategies and Risks (cont.)

Equity Securities

An investment in the equity securities of a company represents a proportionate ownership interest in that company. Common stocks and other equity securities generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed income securities. Companies generally have discretion as to the payment of any dividends or distributions.

Common Stocks. Common stocks are the most prevalent type of equity securities. Holders of common stock of an issuer are entitled to receive the issuer’s earnings only after the issuer pays its creditors and any preferred shareholders. As a result, changes in the issuer’s earnings have a direct effect on the value of its common stock.

Foreign Securities. Foreign securities include securities:

•	of issuers domiciled outside of the United States, including securities issued by foreign governments,

•	that primarily trade on a foreign securities exchange or in a foreign market, or

•

that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States.

Fixed Income Securities and Transactions

Fixed income securities pay interest, dividends, or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. The issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities generally provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

Certain fixed income securities may be supported by credit enhancements. A credit enhancement is an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing the credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement (except for the MONEY MARKET FUNDS, where otherwise required by applicable regulation).

Asset-Backed/Mortgage-Backed Securities. Asset-backed securities are payable from pools of obligations other than mortgages. Most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. Asset-backed securities may take the form of commercial paper, notes, or pass-through certificates. Asset-backed securities have prepayment risks.

Mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of a mortgage-backed security is a pass-through certificate. An issuer of a pass-through certificate gathers monthly payments from an underlying pool of mortgages, deducts its fees and expenses, and passes the balance of the payments on to the certificate holders once a month. Holders of pass-through certificates receive a pro-rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Mortgage-backed securities may be issued or guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac, but also may be issued or guaranteed by other issuers, including private companies. The Adviser treats mortgage-backed securities

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	75

Additional Information Regarding Principal Investment

Strategies and Risks (cont.)

guaranteed by a government-sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

Bank Instruments. Bank instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments.

Commercial Paper. Commercial paper represents an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the interest rate and credit risks as compared to other debt securities of the same issuer.

Convertible Securities. Convertible securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price.

Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. The credit risks of corporate debt securities vary widely among issuers.

Demand Instruments. Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Adviser treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Dollar Rolls. Dollar rolls are transactions in which a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a predetermined price. Normally, one or both securities involved are “to be announced” mortgage-backed securities or “TBAs.” Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause a Fund to have an increased portfolio turnover rate.

Foreign Securities. Foreign securities include securities:

•	of issuers domiciled outside of the United States, including securities issued by foreign governments,

•	that primarily trade on a foreign securities exchange or in a foreign market, or

•

that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States.

Funding Agreements. Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to a Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer. A Fund will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, a Fund may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

High Yield Securities. High yield securities are debt securities that are rated below investment-grade. While high yield securities may offer higher yields than investment-grade securities, they are predominantly considered to have speculative characteristics and are sometimes called “junk bonds.”

Municipal Securities. Municipal securities, including municipal bonds and notes, are fixed income securities issued by

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Additional Information Regarding Principal Investment

Strategies and Risks (cont.)

states, counties, cities, and other political subdivisions and authorities. Municipal notes are short-term tax-exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities also may issue notes to fund capital projects prior to issuing long-term bonds. Issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues, or proceeds from newly issued notes or bonds. Municipal securities also may be issued by industrial and economic development authorities, school and college authorities, housing authorities, healthcare facility authorities, municipal utilities, transportation authorities, and other public agencies. The market categorizes tax-exempt securities by their source of repayment. Although many municipal securities are exempt from federal income tax, municipalities also may issue taxable securities in which the Funds may invest.

Repurchase Agreements. Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting a Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. A Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Fund’s custodian will take possession of the securities subject to repurchase agreements. The Adviser and custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are subject to credit risks.

Sovereign Debt. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies and may be in the form of conventional securities or other types of debt instruments, such as loans or loan participations. Investment in sovereign debt may involve a high degree of risk due to the inability of governmental entities to repay the principal or interest when due.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are generally regarded as having the lowest credit risks. Agency securities are issued or guaranteed by a federal agency or other government-sponsored entity acting under federal authority. Securities issued by certain government entities are supported by the full faith and credit of the United States. Such entities include Ginnie Mae, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmers Home Administration, Federal Financing Bank, General Services Administration, and Washington Metropolitan Area Transit Authority. Other government entities receive support through federal subsidies, loans, or other benefits. Some government entities have no explicit financial support from the U.S. government, but are regarded as having implied support because the federal government sponsors their activities. Such entities include the Farm Credit Administration and the Financing Corporation. Any downgrade of the credit rating of the securities issued by the U.S. government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable Rate Demand Instruments. Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The MONEY MARKET FUNDS treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 397 days.

Other Investment Companies. A Fund may invest in securities issued by other investment companies, which may include exchange-traded funds. If a Fund invests in other investment companies, the Fund will bear its proportionate share of the other investment company’s fees and expenses.

Investment Techniques

Securities Lending. Certain Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	77

Additional Information Regarding Principal Investment

Strategies and Risks (cont.)

borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay a Fund the equivalent of any dividends or interest received on the loaned securities. Any dividend equivalent payments will not be treated as “qualified dividend income” for federal income tax purposes and will generally be taxable as ordinary income for federal income tax purposes.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of a Fund or the borrower. A Fund will not have the right to vote on securities while they are on loan, but it may terminate a loan in anticipation of any important vote. A Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks and credit risks.

Temporary Defensive Investments. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions, each Fund (except the MONEY MARKET FUNDS) may temporarily use a different investment strategy by investing up to 100% of its assets in cash or short-term, high quality money market instruments (for example, commercial paper and repurchase agreements). This may cause a Fund to temporarily forgo greater investment returns for the safety of principal. When so invested, a Fund may not achieve its investment objective.

Additional Principal Risk Information

Asset-Backed/Mortgage-Backed Securities Risks. (SHORT-TERM INCOME FUND, SHORT-INTERMEDIATE BOND FUND, GOVERNMENT INCOME FUND, TCH CORPORATE INCOME FUND, AGGREGATE BOND FUND, TCH CORE PLUS BOND FUND, PRIME MONEY MARKET FUND) Asset-backed and mortgage-backed securities are subject to risks of prepayment. This is more likely to occur when interest rates fall because many borrowers refinance mortgages to take advantage of more favorable rates. Prepayments on mortgage-

backed securities are also affected by other factors, such as the volume of home sales. A Fund’s yield will be reduced if cash from prepaid securities is reinvested in securities with lower interest rates. The risk of prepayment also may decrease the value of mortgage-backed securities. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities. However, both of these types of securities may decline in value because of mortgage foreclosures or defaults on the underlying obligations.

Credit risk is greater for mortgage-backed securities that are subordinate to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinate the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions and the performance of the mortgage pool backing such securities. An unexpectedly high rate of defaults on mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the holder of such mortgage-backed securities, particularly if such securities are subordinated, thereby reducing the value of such securities and in some cases rendering them worthless. In addition, there can be no assurance that private insurers or guarantors providing credit enhancements can meet their obligations. Recent market events have caused the markets for asset-backed and mortgage-backed securities to experience significantly lower valuations and reduced liquidity.

Call Risks. (INCOME FUNDS, MONEY MARKET FUNDS) If the securities in which a Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Risks. (PYRFORD GLOBAL STRATEGIC RETURN FUND, INCOME FUNDS, MONEY MARKET FUNDS) Credit risk is the

78	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment

Strategies and Risks (cont.)

possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund may lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread also may increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. Credit markets are currently experiencing greater volatility due to recent market events as noted below.

Investment Ratings. When a Fund invests in investment grade bonds or other debt securities or convertible securities, some may be rated in the lowest investment grade category (i.e., BBB or Baa). Bonds rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service have speculative characteristics. The Adviser or Sub-Adviser, as applicable, will determine the credit quality of unrated bonds, which may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser or Sub-Adviser, as applicable, will re-evaluate the bond and determine whether the bond should be retained or sold. The securities in which the MONEY MARKET FUNDS invest must be rated in one of the two highest short-term rating categories by one or more NRSROs or be determined by the Adviser to be of comparable quality to securities having such ratings

(except that U.S. Government securities and shares of other registered money market funds are not subject to this requirement).

Company Size Risks. (MID-CAP VALUE FUND, MID-CAP GROWTH FUND, SMALL-CAP VALUE FUND, SMALL-CAP GROWTH FUND, PYRFORD INTERNATIONAL STOCK FUND, LLOYD GEORGE EMERGING MARKETS EQUITY FUND, PYRFORD GLOBAL STRATEGIC RETURN FUND) Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Foreign Securities Risks. (PYRFORD INTERNATIONAL STOCK FUND, LLOYD GEORGE EMERGING MARKETS EQUITY FUND, PYRFORD GLOBAL STRATEGIC RETURN FUND, TCH CORPORATE INCOME FUND, TCH CORE PLUS BOND FUND, TCH EMERGING MARKETS BOND FUND, MONEGY HIGH YIELD BOND FUND, PRIME MONEY MARKET FUND) Investing in foreign securities may involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of the securities markets, and possible imposition of foreign withholding taxes. Furthermore, a Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Foreign issuers and foreign entities providing credit support or a maturity-shortening structure can involve increased risks. The value of instruments of foreign issuers may be adversely affected by political, regulatory, and economic developments. In addition, financial information relating to foreign issuers may be more limited than financial information generally available for domestic issuers.

Foreign securities may be denominated in foreign currencies, except with respect to the PRIME MONEY MARKET FUND.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	79

Additional Information Regarding Principal Investment

Strategies and Risks (cont.)

Therefore, the value of a Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Although each Fund values its assets daily in U.S. dollars, the Fund will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, each Fund may be exposed to currency risks over an extended period of time.

Emerging Markets Risks. (PYRFORD INTERNATIONAL STOCK FUND, LLOYD GEORGE EMERGING MARKETS EQUITY FUND, PYRFORD GLOBAL STRATEGIC RETURN FUND, TCH CORE PLUS BOND FUND, TCH EMERGING MARKETS BOND FUND) Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Government Obligations Risks. (SHORT-TERM INCOME FUND, SHORT-INTERMEDIATE BOND FUND, GOVERNMENT INCOME FUND, TCH CORPORATE INCOME FUND, AGGREGATE BOND FUND, TCH CORE PLUS BOND FUND, GOVERNMENT MONEY MARKET FUND, PRIME MONEY MARKET FUND) No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law. As a result, there is risk that these entities will default on a financial obligation. For instance, securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. government. Securities issued by Fannie Mae, and Freddie Mac have historically been supported only by the discretionary authority of the U.S. government. Fannie Mae and Freddie Mac have been in conservatorship since 2008. Securities issued by certain U.S. government agencies are supported only by the credit of that agency.

High Yield Securities Risks. (TCH CORPORATE INCOME FUND, TCH CORE PLUS BOND FUND, MONEGY HIGH YIELD BOND FUND, TCH EMERGING MARKETS BOND FUND) High yield securities, also referred to as “junk bonds” or non-investment grade securities, are debt securities rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investor Service. These securities tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories and are predominantly considered to be speculative. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Income Risks. (DIVIDEND INCOME FUND, PYRFORD GLOBAL STRATEGIC RETURN FUND, MONEGY HIGH YIELD BOND FUND) The income shareholders receive from a Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short- and long-term. If prevailing market interest rates drop, distribution rates of a Fund’s preferred stock holdings and any bond holdings could drop as well. A Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.

Interest Rate Risks. (PYRFORD GLOBAL STRATEGIC RETURN FUND, INCOME FUNDS, MONEY MARKET FUNDS) Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed

80	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Additional Information Regarding Principal Investment

Strategies and Risks (cont.)

income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed income securities with longer maturities.

Investments in Other Investment Companies Risks. The Funds may invest in securities issued by other investment companies, including exchange-traded funds. By investing in another investment company, there is a risk that the value of the underlying securities of the investment company may decrease. The Fund will also bear its proportionate share of the other investment company’s fees and expenses (including management fees, administration fees, and custodian fees) in addition to the fees and expenses of the Fund.

Liquidity Risks. (LOW VOLATILITY EQUITY FUND, PYRFORD GLOBAL STRATEGIC RETURN FUND, INCOME FUNDS, MONEY MARKET FUNDS) Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade, or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.

Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open and the Fund could incur losses. Recent market events have caused the markets for some of the securities in which the Funds invest to experience reduced liquidity.

For the MONEY MARKET FUNDS, significant redemptions by large investors in a Fund could have a material adverse effect on a Fund’s other shareholders and the net asset value could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Management Risks. The Adviser’s or sub-adviser’s judgments about the attractiveness, value, and potential appreciation of a

Fund’s investments may prove to be incorrect. Accordingly, no guarantee exists that the investment techniques used by the Funds’ managers will produce the desired results.

Municipal Securities Risks. (ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, TAX-FREE MONEY MARKET FUND, PRIME MONEY MARKET FUND) Certain types of municipal bonds are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. Local political and economic factors also may adversely affect the value and liquidity of municipal securities held by the Fund. The value of municipal securities may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. A risk exists that the interest on an otherwise tax-exempt municipal security may be subject to federal income tax.

Portfolio Turnover Risks. (LARGE CAP VALUE FUND, LARGE-CAP GROWTH FUND, ULTRA SHORT TAX-FREE FUND, SHORT-INTERMEDIATE BOND FUND, GOVERNMENT INCOME FUND, AGGREGATE BOND FUND) A Fund’s portfolio turnover rate may vary from year to year. A high portfolio rate (100% or more) may result in the realization and distribution to shareholders of a greater amount of capital gains than if the Fund had a low portfolio turnover rate. Therefore, you may have higher tax liability. High portfolio turnover also may result in higher transaction costs (such as brokerage commissions), which may negatively affect a Fund’s performance.

Sector Risks. (EQUITY FUNDS, ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, PYRFORD GLOBAL STRATEGIC RETURN FUND, TAX-FREE MONEY MARKET FUND) Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Fund invests more of its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business, or other developments that generally affect that sector.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS	81

Additional Information Regarding Principal Investment

Strategies and Risks (cont.)

Sovereign Debt Risks. (PYRFORD GLOBAL STRATEGIC RETURN FUND, TCH EMERGING MARKETS BOND FUND) Investment in sovereign debt may involve a high degree of risk due to the inability of governmental entities to repay the principal or interest when due. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries.

Stock Market Risks. (EQUITY FUNDS, PYRFORD GLOBAL STRATEGIC RETURN FUND) The Funds are subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. Greater volatility increases risk. If the value of a Fund’s investments goes down, you may lose money.

Style Risks. (LOW VOLATILITY EQUITY FUND, LARGE-CAP VALUE FUND, DIVIDEND INCOME FUND, MID-CAP VALUE FUND, SMALL-CAP VALUE FUND, PYRFORD INTERNATIONAL STOCK FUND, PYRFORD GLOBAL STRATEGIC RETURN FUND) Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market, and economic developments than the market as a whole, and other types of stocks (e.g., growth stocks). Consequently, while value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, they can continue to be inexpensive for long periods of time and may not ever realize their full value.

(LARGE-CAP GROWTH FUND, MID-CAP GROWTH FUND, SMALL-CAP GROWTH FUND) Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

In addition to the above principal risks, in recent years the U.S. and international markets experienced dramatic volatility, lower valuations, and reduced liquidity. As a result, many of the risks affecting the Funds may be increased. Furthermore, although the Funds do not intend to invest for the purpose of seeking short-term profits, securities may be sold without regard to the length of time they have been held when the Funds’ Adviser or sub-adviser believes it is appropriate to do so in light of a Fund’s investment objective. As a result, certain Funds may have high turnover rates (e.g., in excess of 100%). A higher portfolio turnover rate increases transaction expenses that may be borne directly by a Fund (and thus, indirectly by its shareholders), and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains that, when distributed, are taxable to shareholders.

82	ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES AND RISKS

How to Buy Shares

Who Can Invest in the BMO Funds? Only adult U.S. citizens/residents or a U.S. entity may invest in the BMO Funds, as long as they have a valid U.S. taxpayer identification (social security or employer identification) number. You may not place transactions in your account for the benefit of any person other than yourself (except for a transfer of shares to another account). If the Funds determine that the registered owner of an account has permitted another person or entity who is not the registered or beneficial owner of the account to hold shares through that account, the Funds may reject future purchases in that account and any related accounts.

Shares of the Funds are qualified for sale only in the U.S. and its territories and possessions. The Funds generally do not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

When Can Shares Be Purchased? You can buy the shares of a Fund (other than the MONEY MARKET FUNDS), on any day the New York Stock Exchange (NYSE) is open for regular session trading. You can buy the shares of the MONEY MARKET FUNDS on any day the Federal Reserve Bank of New York (Federal Reserve) is open for business and, alternatively, on any day the U.S. government securities markets are open and the MONEY MARKET FUND’s portfolio manager determines sufficient liquidity exists in those markets. The NYSE and Federal Reserve are both closed on most national holidays. The NYSE also is closed on Good Friday. The Federal Reserve also is closed on Columbus Day and Veterans Day.

When you deliver your transaction request in proper form and it is accepted by the BMO Funds, or its authorized agent, your transaction is processed at the next determined net asset value (NAV). The NAV is calculated for each of the Funds (other than the MONEY MARKET FUNDS) at the end of regular trading (normally 3:00 p.m. Central Time) each day the NYSE is open. The NAV for the TAX-FREE MONEY MARKET FUND is determined daily at 11:00 a.m. (Central Time). The NAV for the PRIME MONEY MARKET FUND and GOVERNMENT MONEY MARKET FUND is determined daily at 4:00 p.m. (Central Time). For purchase orders for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND that are received after 3:00 p.m. but before 4:00 p.m. (Central Time), BMO Funds U.S. Services will use its best efforts to accept and process such purchase orders that day; however, no guarantee exists that BMO Funds U.S. Services will be able to do so. All purchase orders received in proper form and accepted by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the order is processed. If the U.S. government securities markets close early, the MONEY MARKET FUNDS reserve the right to determine their NAV at earlier times under those circumstances.

How is NAV Calculated? Each class’s NAV per share is the value of a single share of the class. It is computed for each class of a Fund by totaling the class’s pro rata share of the value of the Fund’s investments, cash, and other assets, subtracting the class’s pro rata share of the value of the Fund’s general liabilities and the liabilities specifically allocated to the class, then dividing the result by the number of shares of that class outstanding. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date.

The MONEY MARKET FUNDS use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), to determine their respective NAVs. In determining the NAV for all other Funds, listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below.

Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value.

HOW TO BUY SHARES	83

How to Buy Shares (cont.)

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board. The Board oversees a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Board. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments. It is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the difference may be material to the NAV of the respective Fund.

Certain securities held by the Funds, primarily in the PYRFORD INTERNATIONAL STOCK FUND, LLOYD GEORGE EMERGING MARKETS EQUITY FUND, PYRFORD GLOBAL STRATEGIC RETURN FUND, and TCH EMERGING MARKETS BOND FUND, may be listed on foreign exchanges that trade on days when a Fund does not calculate its NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may occur in the interim, which may affect a security’s value.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Board has retained an independent fair value pricing service to assist in valuing foreign securities when a subsequent event has occurred. The service utilizes statistical data based on historical performance of securities and markets, and other data in developing factors used to estimate fair value for that day.

Redemption Fee. Your redemption or exchange proceeds may be reduced by a redemption fee of 2.00% (other than with respect to the ULTRA SHORT TAX-FREE FUND and the MONEY MARKET FUNDS) if you redeem or exchange shares of a Fund less than 30 days after the purchase of such shares. The redemption fee is paid to the Fund. The purpose of the fee is to offset the costs associated with short-term trading in a Fund’s shares. See “How to Redeem and Exchange Shares—Will I Be Charged a Fee for Redemptions?” and “—Additional Conditions for Redemptions—Frequent Traders” below.

How Do I Purchase Shares? You may purchase shares through a broker/dealer, investment professional or financial institution (Authorized Dealers). Some Authorized Dealers may charge a transaction fee for this service. You also may purchase shares directly from the Funds by the methods described below under the “Fund Purchase Easy Reference Table” and sending your payment to the Funds by check or wire. Clients of BMO Harris Bank N.A. may purchase shares by contacting their account officer. In connection with opening an account, you will be requested to provide information that will be used by the Funds to verify your identity, as described in more detail under “Important Information About Procedures for Opening a New Account” below.

The minimum investment for each class of shares is listed in the table below. An account may be opened with a smaller amount as long as the minimum investment is reached within 90 days. In certain circumstances, the minimum investments listed in the table may be waived or lowered at the Funds’ discretion. You may meet the minimum investment amount for Class I shares by aggregating multiple accounts with common ownership or discretionary control within a Fund, including accounts held at Authorized Dealers. If approved in advance by Fund management, clients of a financial adviser or institutional consultant may qualify to purchase Class I shares if the aggregate amount invested by the adviser or consultant in a Fund meets the minimum investment amount. Different minimums may apply to accounts opened through third parties. Call your Authorized Dealer for any additional limitations.

84	HOW TO BUY SHARES

How to Buy Shares (cont.)

The minimum investment for Class I shares does not apply to current employees of BMO Financial Corp. and its affiliates, or to the directors of the BMO Funds, provided such persons purchase shares directly from the BMO Funds and reside in a jurisdiction where Fund shares may be lawfully offered for sale. Persons investing in Class I shares in this manner are not eligible to participate in the Systematic Investment Program or Checkwriting described in the tables below.

If you purchase shares of a Fund through a program of services offered or administered by an Authorized Dealer or other service provider, you should read the program materials, including information relating to fees, in conjunction with the Fund’s Prospectus. Certain features of a Fund may not be available or may be modified in connection with the program of services provided.

Once you have opened an account, you may purchase additional Fund shares by contacting BMO Funds U.S. Services at 1-800-236-FUND (3863) if you have pre-authorized the telephone purchase privilege.

Each Fund reserves the right to reject any purchase request. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer, or other service provider that has entered into an agreement with a Fund, its distributor, or its administrative or shareholder services agent to promptly submit purchase orders to the Fund.

You are not the owner of Fund shares (and therefore will not receive distributions) until payment for the shares is received in “good funds.” Wires are generally “good funds” on the day received and checks are “good funds” when deposited with the Funds’ custodian, normally the next business day after receipt. Checks sent to the BMO Funds to purchase shares must be made payable to the “BMO Funds.”

Important Information About Procedures for Opening a New Account. The Funds are required to comply with various anti-money laundering laws and regulations. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including mutual funds, to obtain, verify, and record information that identifies each person who opens an account. Consequently, when you open an account, the Funds must obtain certain personal information, including your full name, address, date of birth, social security number, and other information that will allow the Funds to identify you. The Funds also may ask for other identifying documents or information.

If you do not provide this information, the Funds may be unable to open an account for you and your purchase order will not be in proper form. In the event the Funds are unable to verify your identity from the information provided, the Funds may, without prior notice to you, close your account within five business days and redeem your shares at the NAV next determined after the account is closed. Any delay in processing your order due to your failure to provide all required information will affect the purchase price you receive for your shares. The Funds are not liable for fluctuations in value experienced as a result of such delays in processing. If at any time the Funds detect suspicious behavior or if certain account information matches government lists of suspicious persons, the Funds may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report or may take other appropriate action.

Fund Purchase Easy Reference Table

Minimum Investments
Class Y • To open an account–$1,000

• To add to an account (including through a Systematic Investment Program)–$50
Class I • To open an account–$2,000,000 (EQUITY, BALANCED and INCOME FUNDS) –$10,000,000 (MONEY MARKET FUNDS)

HOW TO BUY SHARES	85

Fund Purchase Easy Reference Table (cont.)

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

• Complete an application for a new account.

• Once you have opened an account and if you authorized telephone privileges on your account application or by subsequently completing an authorization form, you may purchase additional shares or exchange shares from another BMO Fund having an identical shareholder registration.

Mail
• To open an account, send your completed account application and check payable to “BMO Funds” to the following address:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• To add to your existing Fund account, send in your check, payable to “BMO Funds,” to the same address. Indicate your Fund account number on the check.

Wire
• Notify BMO Funds U.S. Services and request wire instructions at 1-800-236-FUND (3863).

• Mail a completed account application to the Fund at the address above under “Mail.”

• Your bank may charge a fee for wiring funds. Wire orders are accepted only on days when the Fund and the Federal Reserve wire system are open for business.

Systematic Investment Program

• You can have money automatically withdrawn from your checking account ($50 minimum) on predetermined dates and invest it in a Fund at the next Fund share price determined after BMO Funds U.S. Services receives the order.

• Call BMO Funds U.S. Services at 1-800-236-FUND (3863) to apply for this program.

BMO Funds Website
• You may purchase Fund shares at www.bmofundsus.com.

86	HOW TO BUY SHARES

Fund Purchase Easy Reference Table (cont.)

Additional Information About Checks and Automated Clearing House (ACH) Transactions Used to Purchase Shares
• If your check or ACH purchase does not clear, your purchase will be canceled and you will be charged a $15 fee and held liable for any losses incurred by the Fund.

• If you purchase shares by check or ACH, you may not be able to receive proceeds from a redemption for up to seven days.

• All checks should be made payable to “BMO Funds.”

• The maximum ACH purchase amount is $100,000.

HOW TO BUY SHARES	87

How to Redeem and Exchange Shares

How Do I Redeem Shares? You may redeem your Fund shares by several methods, described below under the “Fund Redemption Easy Reference Table.” You should note that redemptions will be made only on days when a Fund computes its NAV. When your redemption request is received in proper form, it is processed at the next determined NAV.

Clients of BMO Harris Bank should contact their account officer to make redemption requests. Telephone or written requests for redemptions must be received in proper form, as described below, and can be made through BMO Funds U.S. Services or any Authorized Dealer. It is the responsibility of BMO Funds U.S. Services, any Authorized Dealer or other service provider to promptly submit redemption requests to a Fund.

Redemption requests for the Funds (other than the MONEY MARKET FUNDS) must be received in proper form by the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be redeemed at that day’s NAV. Redemption requests for the TAX-FREE MONEY MARKET FUND must be accepted by 11:00 a.m. (Central Time) for shares to be redeemed at that day’s NAV. Redemption requests for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND must be accepted by 4:00 p.m. (Central Time) for shares to be redeemed at that day’s NAV. For redemption requests for the GOVERNMENT MONEY MARKET FUND and PRIME MONEY MARKET FUND that are received after 3:00 p.m.

but before 4:00 p.m. (Central Time), BMO Funds U.S. Services will use its best efforts to accept and process such redemption requests that day; however, no guarantee exists that BMO Funds U.S. Services will be able to do so. Different cut-off times for redemption requests through an Authorized Dealer may be imposed. Please contact your Authorized Dealer for more information.

All redemption requests received in proper form by the time a Fund’s NAV is calculated will receive that day’s NAV, regardless of when the request is processed. Redemption proceeds will normally be mailed, or wired if by written request, the following business day, but in no event more than seven days, after the request is made.

Will I Be Charged a Fee for Redemptions? You may be charged a transaction fee if you redeem Fund shares through an Authorized Dealer or service provider (other than BMO Funds U.S. Services or BMO Harris Bank), or if you are redeeming by wire. Consult your Authorized Dealer or service provider for more information, including applicable fees. You will be charged a 2.00% short-term redemption fee on shares (other than the shares of the ULTRA SHORT-TAX FREE FUND and the MONEY MARKET FUNDS) that have been held for less than 30 days when redeemed (other than shares acquired through reinvestments of capital gain or net income distributions), determined on a first-in, first-out basis. See “Additional Conditions for Redemptions—Frequent Traders” below.

Fund Redemption Easy Reference Table

Certain redemption requests may require a signature guarantee. See “Signature Guarantee” below for details.

Phone 1-800-236-FUND (3863)
• Contact BMO Funds U.S. Services.

• If you have authorized the telephone redemption privilege in your account application or by a subsequent authorization form, you may redeem shares by telephone. If you are a customer of an Authorized Dealer, you must contact your account representative.

• Not available to retirement accounts, for which redemptions must be done in writing.

88	HOW TO REDEEM AND EXCHANGE SHARES

Fund Redemption Easy Reference Table (cont.)

Mail
• Send in your written request to the following address, indicating your name, the Fund name, your account number, and the number of shares or the dollar amount you want to redeem to:

BMO Funds U.S. Services P.O. Box 55931 Boston, MA 02205-5931

• For additional assistance, call BMO Funds U.S. Services at 1-800-236-FUND (3863).

Wire/Electronic Transfer

• Upon written request sent to the address above under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired directly to a domestic commercial bank previously designated by you in your account application or by subsequent form.

• Wires of redemption proceeds will only be made on days on which the Funds and the Federal Reserve wire system are open for business.

• Wire-transferred redemptions may be subject to an additional fee imposed by the bank receiving the wire.

Systematic Withdrawal Program

• If you have a Fund account balance of at least $10,000, you can have predetermined amounts of at least $100 automatically redeemed from your Fund account on predetermined dates on a monthly or quarterly basis.

• Contact BMO Funds U.S. Services to apply for this program.

BMO Funds Website
• You may redeem Fund shares at www.bmofundsus.com.

Checkwriting (Money Market Funds (Class Y) Only)

• You can redeem shares of any MONEY MARKET FUND by writing a check in an amount of at least $250. You must have completed the checkwriting section of your account application and the attached signature card, or have completed a subsequent application form. The Fund will then provide you with the checks.

• Your check is treated as a redemption order for Fund shares equal to the amount of the check.

• A check for an amount in excess of your available Fund account balance will be returned marked “insufficient funds.”

• Checks cannot be used to close your Fund account balance.

• Checks deposited or cashed through foreign banks or financial institutions may be subject to local bank charges.

HOW TO REDEEM AND EXCHANGE SHARES	89

Additional Conditions for Redemption

Signature Guarantees. In the following instances, you must have a signature guarantee on written redemption requests:

•	when you want a redemption to be sent to an address other than the one you have on record with a Fund;

•	when you want the redemption payable to someone other than the shareholder of record; or

•	when your redemption is to be sent to an address of record that was changed within the last 30 days.

Your signature can be guaranteed by any federally insured financial institution (such as a bank or credit union) or a broker/dealer that is a domestic stock exchange member, but not by a notary public.

Limitations on Redemption Proceeds. Redemption proceeds normally are wired or mailed within one business day after accepting a request in proper form. However, delivery of payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility; or

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund. If those checks are undeliverable and returned to a Fund, the proceeds will be reinvested in shares of the Funds that were redeemed.

Corporate Resolutions. Corporations, trusts, and institutional organizations are required to furnish evidence of the authority of persons designated on the account application to effect transactions on behalf of the organizations.

Redemption in Kind. The Funds have reserved the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities. This means that the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1.00% of a Fund’s net assets represented by such share class during any 90-day period. Generally, any share redemption payment greater than this amount will be paid in cash unless the Adviser determines that payment should be in kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Exchange Privilege. You may exchange shares of a Fund for shares of the same class of any of the other BMO Funds free of charge, provided you meet the investment minimum of the Fund and you reside in a jurisdiction where Fund shares may be lawfully offered for sale. An exchange, if less than 30 days after purchase, may be subject to a 2.00% short-term redemption fee (other than in the case of the ULTRA SHORT-TAX FREE FUND and the MONEY MARKET FUNDS). See “Will I Be Charged a Fee for Redemptions?” An exchange is treated as a redemption and a subsequent purchase, and is therefore a taxable transaction for federal income tax purposes.

Signatures must be guaranteed if you request an exchange into another Fund with a different shareholder registration. The exchange privilege may be modified or terminated at any time.

Exchanges by Telephone. If you have completed the telephone authorization section on your account application or an authorization form obtained through BMO Funds U.S. Services, you may telephone instructions to BMO Funds U.S. Services to exchange between Fund accounts that have identical shareholder registrations. Customers of broker/dealers, financial institutions, or service providers should contact their account representatives. Telephone exchange instructions must be received by the Funds (other than the TAX-FREE MONEY MARKET FUND) before the close of trading on the NYSE, generally 3:00 p.m. (Central Time), for shares to be exchanged at the NAV calculated that day and to receive a dividend of the Fund into which you exchange, if applicable. Telephone exchange instructions must be received before 11:00 a.m. (Central Time) with respect to the TAX-FREE MONEY MARKET FUND for shares to be exchanged at that day’s NAV and to receive a dividend of the Fund into which you exchange, if applicable.

The Funds will record your telephone instructions. The Funds will not be liable for losses due to unauthorized or fraudulent telephone instructions as long as reasonable security procedures are followed. You will be notified of changes to telephone transaction privileges.

Frequent Traders. The Funds’ management or the Adviser may determine from the amount, frequency, and pattern of exchanges or redemptions that a shareholder is engaged in excessive trading that is detrimental to a Fund or its other

90	ADDITIONAL CONDITIONS FOR REDEMPTION

Additional Conditions for Redemption (cont.)

shareholders. Such short-term or excessive trading into and out of a Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative, and other expenses, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders.

The Board has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the Market Timing Policy). Pursuant to the Market Timing Policy, a Fund may decline to accept an application or may reject a purchase request, including an exchange, from an investor who, in the sole judgment of the Adviser, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund. The Funds, the Adviser, and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares. The Market Timing Policy does not apply to the MONEY MARKET FUNDS, which are typically used for cash management purposes and invest in highly liquid securities. However, the Adviser seeks to prevent the use of the MONEY MARKET FUNDS to facilitate frequent trading in other BMO Funds in violation of the Market Timing Policy.

Each Fund monitors and enforces the Market Timing Policy through:

•	the termination of a shareholder’s purchase and/or exchange privileges;

•	selective monitoring of trade activity; and

•

the imposition of a 2.00% short-term redemption fee for redemptions or exchanges of shares of a Fund, if applicable to such Fund, within 30 days after purchase of such shares, determined on a first-in, first-out basis.

The redemption fee is deducted from redemption proceeds and is paid directly to the Fund.

A redemption of shares acquired as a result of reinvesting distributions is not subject to the redemption fee. The redemption fee may not apply to shares redeemed in the case of death, through an automatic, nondiscretionary rebalancing or asset allocation program, trade error correction, and involuntary redemptions imposed by the Fund or a financial intermediary. In addition, the redemption fee will not apply to certain transactions in retirement accounts (e.g., IRA accounts and qualified employee benefit plans), disability or hardship, forfeitures, required minimum distributions, systematic withdrawals, shares purchased through a systematic purchase plan, return of excess contributions, and loans. The Funds’ officers may, in their sole discretion, authorize waivers of the short-term redemption fee in other limited circumstances that do not indicate market timing strategies. All waivers authorized by the officers are reported to the Board.

Although the Funds seek to detect and deter market timing activity, their ability to monitor trades that are placed by individual shareholders through omnibus accounts is limited because the Funds may not have direct access to the underlying shareholder account information. Omnibus accounts are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders. Due to policy, operational or system requirements and limitations, omnibus account holders, including qualified employee benefit plans, may use criteria and methods for tracking, applying, or calculating the redemption fee that may differ from those utilized by the Funds’ transfer agent. In addition, the Funds may rely on a financial intermediary’s market timing policy, even if those policies are different from the Funds’ policy, when the Funds believe that the policy is reasonably designed to prevent excessive trading practices that are detrimental to the Fund. If you purchase Fund shares through a financial intermediary, you should contact your financial intermediary for more information on how the redemption fee is applied to redemptions or exchanges of your shares.

The Funds may request that financial intermediaries furnish the Funds with trading and identifying information relating to beneficial shareholders, such as social security and account numbers, in order to review any unusual patterns of trading activity discovered in the omnibus account. The Funds also may request that the financial intermediaries take action to prevent a particular shareholder from engaging in excessive trading and to enforce the Funds’ or their market timing policies. Legal and technological limitations on the ability of financial intermediaries may exist to restrict the trading practices of their clients and they may impose restrictions or limitations that are different from the Funds’ policies. As a result, the Funds’ ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

ADDITIONAL CONDITIONS FOR REDEMPTION	91

Account and Share Information

Fund Transactions Through BMO Funds Website. If you have previously established an account with a Fund, you may purchase, redeem, or exchange shares through the BMO Funds’ website at www.bmofundsus.com. You also may check your Fund account balance(s) and historical transactions through the website. You cannot, however, establish a new Fund account through the website—you may only establish a new Fund account under the methods described in the “How to Buy Shares” section.

Clients of BMO Harris Bank should contact their account officer for information on the availability of transactions on the website.

Online Conditions. Because of security concerns and costs associated with maintaining the website, purchases, redemptions, and exchanges through the website are subject to the following daily minimum and maximum transaction amounts:

	Minimum	Maximum
Purchases:	$50	$100,000
Redemptions:	By ACH: $50	By ACH: $50,000
	By wire: $1,000	By wire: $50,000
Exchanges:	$50	$100,000

Your transactions through the website are effective at the time they are accepted by a Fund and are subject to all of the conditions and procedures described in this Prospectus.

You may not change your address of record, registration, or wiring instructions through the website. The website privilege may be modified at any time, but you will be notified in writing of any termination of the privilege.

Online Risks. If you utilize the website for account histories or transactions, you should be aware that the Internet is an unsecured, unregulated, and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data, and services provided by various vendors and third parties (including telecommunications carriers, equipment manufacturers, firewall providers, and encryption system providers). While the Funds and their service providers have established certain security procedures, the Funds and their transfer agent cannot assure you that inquiries or trading activity will be completely secure. There also may be delays, malfunctions, or other inconveniences generally associated with this medium. There may be times when the website is unavailable for Fund transactions, which may be due to the Internet or the actions or omissions of a third party—should this happen, you should consider purchasing, redeeming, or exchanging shares by another method. The Funds, their transfer agent, and BMO Funds U.S. Services are not responsible for any such delays or malfunctions and are not responsible for wrongful acts by third parties as long as reasonable security procedures are followed.

Confirmations and Account Statements. You will receive confirmation of purchases, redemptions, and exchanges (except for systematic program transactions). In addition, you will receive periodic statements reporting all account activity, including systematic program transactions and distributions of net investment income and capital gains. You may request photocopies of historical confirmations from prior years. The Funds may charge a fee for this service.

Distributions of Net Investment Income and Net Capital Gains. Distributions of net investment income, if any, of the INCOME FUNDS and MONEY MARKET FUNDS are declared daily and paid monthly. Provided that your order is received in proper form, payment in “good funds” is received and your order is accepted by the time a Fund’s NAV is calculated, you will receive distributions declared that day. You will continue to receive distributions declared through, and including, the day you redeem your shares.

Distributions of net investment income, if any, of the EQUITY FUNDS are declared and paid quarterly, except for the PYRFORD INTERNATIONAL STOCK FUND and LLOYD GEORGE EMERGING MARKETS EQUITY FUND, which along with the PYRFORD GLOBAL STRATEGIC RETURN FUND, declare and pay distributions of net investment income annually. Distributions of net investment income are paid to all shareholders invested in the EQUITY FUNDS and PYRFORD GLOBAL STRATEGIC RETURN FUND on the record date, which is the date on which a shareholder must officially own shares in order to earn a distribution.

In addition, the Funds distribute net capital gains, if any, at least annually. If capital gains or losses were realized by a Fund, they could result in an increase or decrease in such Fund’s

92	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

distributions. Your distributions of net investment income and net capital gains will be automatically reinvested in additional shares of the same class of the same Fund unless you elect cash payments. If you elect cash payments and the payment is returned as undeliverable, your cash payment will be reinvested in shares of the Fund and your distribution option will convert to automatic reinvestment. If any distribution check remains uncashed for six months, the check amount will be reinvested in shares and you will not accrue any interest or distributions on this amount prior to the reinvestment. Distributions of net investment income and net capital gains are treated the same for federal income tax purposes whether received in cash or in additional shares.

If you purchase shares just before a Fund (other than a MONEY MARKET FUND) declares a distribution of net investment income or net capital gain, you will pay the full price for the shares and then receive a portion of the price back in the form of the distribution. Unless the distribution is received from the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, or INTERMEDIATE TAX-FREE FUND, the distribution will generally be taxable to you for federal income tax purposes.

Shares may be redeemed or exchanged based on either a dollar amount or number of shares. If you are redeeming or exchanging based upon a number of Fund shares, you must redeem or exchange enough shares to meet the minimum dollar amounts described above, but not so much as to exceed the maximum dollar amounts.

Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, a Fund may redeem your Class Y shares and pay you the proceeds if your account balance falls below the required minimum value of $1,000. Similarly, your Class I shares may be converted to Class Y shares if your account balance falls below the required minimum of $2,000,000. Before shares are redeemed to close an account or converted from Class I shares to Class Y shares, you will be notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

Multiple Classes. The BMO Funds have adopted a plan that permits each Fund to offer more than one class of shares. Currently, each Fund offers two classes of shares. All shares of each Fund or class have equal voting rights and will generally be entitled to vote in the aggregate and not by Fund or class. There may be circumstances, however, when only shareholders of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Share classes may have different expenses, which may affect their performance.

Tax Information

Federal Income Tax. The Funds send you an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. Fund distributions of investment company taxable income and net capital gains are treated the same for federal income tax purposes whether paid in cash or reinvested in the Fund. Distributions from the Funds’ investment company taxable income (which includes but is not limited to dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income, unless such distributions are attributable to and reported as “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding periods and other requirements are satisfied. The federal income tax provisions applicable to qualified dividend income are scheduled to expire for tax years beginning after December 31, 2012. Distributions of the Funds’ net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long you may have held shares of the Funds. Fund distributions from the LARGE-CAP VALUE FUND, DIVIDEND INCOME FUND, LARGE-CAP GROWTH FUND, MID-CAP VALUE FUND, SMALL-CAP VALUE FUND, and PYRFORD GLOBAL STRATEGIC RETURN FUND are expected to consist of both investment company taxable income and net

What are Distributions of Net Investment Income and Net Capital Gains?

A distribution of net investment income is the money paid to shareholders that a mutual fund has earned from the income on its investments after paying any Fund expenses. A net capital gain distribution is the money paid to shareholders from a mutual fund’s net profit realized from the sales of portfolio securities.

ACCOUNT AND SHARE INFORMATION	93

Account and Share Information (cont.)

capital gains. Fund distributions from the other EQUITY FUNDS are expected to primarily consist of net capital gains and fund distributions of the INCOME FUNDS and MONEY MARKET FUNDS are expected to primarily consist of investment company taxable income.

It is anticipated that the distributions from the ULTRA SHORT TAX-FREE FUND, SHORT TAX-FREE FUND, INTERMEDIATE TAX-FREE FUND, and TAX-FREE MONEY MARKET FUND will primarily consist of interest income that is generally exempt from regular federal income tax, although a portion of a Fund’s distributions may not be exempt. Even if distributions are exempt from federal income tax, they may be subject to state and local taxes. Each such Fund may invest up to 20% of its assets in securities whose income is subject to federal AMT. You may owe tax on a portion of your distributions if federal AMT applies to you. You may be subject to federal income tax on any net capital gains distributed or deemed to be distributed by these Funds.

For tax years beginning after December 31, 2012, individuals, trusts, and estates are scheduled to be subject to a Medicare tax of 3.8% (in addition to regular income tax). The Medicare tax will be imposed on the lesser of the taxpayer’s (i) investment income (excluding tax-exempt interest) or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds anticipate that they will distribute income that will be includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares will be includable in a shareholder’s investment income for purposes of this Medicare tax.

Distributions declared by a Fund during October, November or December to shareholders of record and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such deduction or credit.

Your sale, redemption, or exchange of Fund shares may result in a taxable capital gain or loss to you for federal income tax purposes, depending on whether the redemption proceeds (including in-kind proceeds) are more or less than your basis in the sold, redeemed or exchanged shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year, and if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale, redemption, or exchange of Fund shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gains received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. If you purchase Fund shares within thirty days before or after selling, redeeming, or exchanging other shares of the same Fund at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares to preserve the loss until a future sale, redemption, or exchange.

If you do not furnish a Fund with your correct social security number or taxpayer identification number, if you fail to make certain required certifications, and/or if the Fund receives notification from the Internal Revenue Service (“IRS”) requiring backup withholding, the Fund is required by federal law to withhold federal income tax from your distributions (including distributions of tax-exempt interest) and redemption proceeds, at the rate set forth in the Internal Revenue Code of 1986, as amended (the “Code”). Backup withholding is not an additional tax. Any amounts withheld may be credited against your federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

94	ACCOUNT AND SHARE INFORMATION

Account and Share Information (cont.)

This discussion was drafted to reflect changes to federal income tax laws scheduled to take effect for tax years beginning after December 31, 2012. Any legislation passed by Congress and signed into law late in 2012 that would have the effect of delaying, amending, or eliminating such scheduled changes to federal income tax laws is not reflected in this discussion, and the Funds will not update this discussion to reflect any such changes after the effective date of this Prospectus. Shareholders should consult with their tax adviser to discuss the effect that these federal income tax changes will have upon a shareholder’s investment in the Fund.

This section is not intended to be a full discussion of the federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign, or local tax considerations applicable to a particular investor. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations.

Cost Basis Reporting

The Funds are required to report to you and the IRS the cost basis of any Fund shares acquired after January 1, 2012 when you subsequently sell, redeem, or exchange those Fund shares. Each Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (SAI).

ACCOUNT AND SHARE INFORMATION	95

BMO Funds Information

Management of the BMO Funds. The Board governs the Funds. The Board oversees the Adviser. The Adviser manages each Fund’s assets, including buying and selling portfolio securities for the Funds (except the PYRFORD INTERNATIONAL STOCK FUND, LLOYD GEORGE EMERGING MARKETS EQUITY FUND, PYRFORD GLOBAL STRATEGIC RETURN FUND, TCH CORPORATE INCOME FUND, TCH CORE PLUS BOND FUND, MONEGY HIGH YIELD BOND FUND, and TCH EMERGING MARKETS BOND FUND). The Adviser’s address is 115 S. LaSalle Street, Chicago, Illinois 60603.

The Adviser has entered into a sub-advisory contract with TCH, pursuant to which TCH manages the TCH CORPORATE INCOME FUND, TCH CORE PLUS BOND FUND, and TCH EMERGING MARKETS BOND FUND.

The Adviser has entered into a sub-advisory contract with Monegy, pursuant to which Monegy manages the MONEGY HIGH YIELD BOND FUND’s portfolio, subject to oversight by the Adviser.

The Adviser has entered into a sub-advisory contract with Pyrford, pursuant to which Pyrford manages the portfolios of the PYRFORD INTERNATIONAL STOCK FUND and the PYRFORD GLOBAL STRATEGIC RETURN FUND, subject to oversight by the Adviser.

The Adviser has entered into a sub-advisory contract with LGM(E), pursuant to which LGM(E) manages the LLOYD GEORGE EMERGING MARKETS EQUITY FUND, subject to oversight by the Adviser.

Adviser’s Background. The Adviser is a registered investment adviser and a wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (BMO), a Canadian bank holding company. As of August 31, 2012, the Adviser had approximately $32.8 billion in assets under management, of which approximately $9.5 billion was in the BMO Funds’ assets, and has managed investments for individuals and institutions since 1973. The Adviser managed the BMO Funds, previously known as Marshall Funds, since 1992.

Sub-Advisers’ Background. TCH is a registered investment adviser that provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. TCH is a majority-owned subsidiary of the Adviser. As of August 31, 2012, TCH had approximately $7.6 billion in assets under management. TCH’s address is 1001 Brickell Bay Drive, Suite 2100, Miami, Florida 33131.

Monegy is a registered investment adviser that provides investment management services to institutional investors in the United States, Canada, and Australia. Monegy is owned by the Adviser. As of August 31, 2012, Monegy had approximately $2.0 billion in assets under management. Monegy’s address is 302 Bay Street, 12th Floor, Toronto, ON, Canada M5X 1A1.

Pyrford is a registered investment adviser that is a wholly-owned subsidiary of the Bank of Montreal Capital Markets (Holdings) Ltd, a BMO Financial Group company. As part of BMO’s private client group, Pyrford provides wealth management services to clients in North America, the Middle East, UK, and Europe. As of August 31, 2012, Pyrford had approximately $2.6 billion in assets under management. Pyrford’s address is 79 Grosvenor Street, London, U.K.

LGM(E) is a registered investment adviser founded in 1995 that specializes in Asia Pacific, global emerging market, and frontier equities and provides investment management services to pension funds, foundations, government organizations, mutual funds, high net worth individuals, hedge funds, and other funds sponsored by subsidiaries of LGM(E)’s parent company, Lloyd George Management (Bermuda) Limited (together with its subsidiaries, “LGM”). LGM(E) is a wholly-owned subsidiary of LGM and an indirect wholly-owned subsidiary of BMO. As of August 31, 2012, LGM(E) had approximately $2.6 billion in assets under management. LGM(E)’s address is 78 Brook Street, London, United Kingdom.

BMO is the ultimate parent company of the Adviser, TCH, Monegy, Pyrford, and LGM(E). Accordingly, the Adviser, TCH, Monegy, Pyrford, and LGM(E) are affiliates.

All fees of the sub-advisers are paid by the Adviser.

96	BMO FUNDS INFORMATION

BMO Funds Information (cont.)

Manager of Managers Structure. The Funds and the Adviser have received an exemptive order from the SEC granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser will be permitted to enter into and materially amend sub-advisory agreements with sub-advisers who are not affiliated with the Funds or the Adviser without shareholder approval of the applicable Fund, subject to the supervision and approval of the Board and certain other conditions specified in the order. Consequently, the Adviser will have the right to hire, terminate or replace sub-advisers without shareholder approval when the Board and the Adviser feel that a change would benefit a Fund. Within 90 days after the hiring of a new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship. The Adviser will continue to have the ultimate responsibility (subject to the oversight of the Board) to oversee the sub-advisers and recommend their hiring, termination and replacement. The manager of managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment management fees paid by the Funds to be increased or change the Adviser’s obligations under the investment advisory agreement with the Funds, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Funds, without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of the Funds or the Adviser will require shareholder approval.

Portfolio Managers. Jason C. Hans and Ernesto Ramos, Ph.D. have co-managed the LOW VOLATILITY EQUITY FUND since its inception in September 2012. Both members of the team share investment decision making responsibilities with respect to the Fund. Mr. Hans, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008. Prior to 2008, Mr. Hans was a Managing Director and Head of Research for Quantitative Services Group, an independent quantitative research and model construction firm. He is a CFA Charterholder. Dr. Ramos, Head of Equities, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 2005.

Jason C. Hans, Ernesto Ramos, Ph.D., and Daniel L. Sido have co-managed the LARGE-CAP VALUE FUND and the

LARGE-CAP GROWTH FUND since February 2012. All members of the team share investment decision making responsibilities with respect to each Fund. The biographical information for Mr. Hans and Dr. Ramos is described above. Mr. Sido, Chief Administrative Officer, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994.

Daniel P. Brown and Ernesto Ramos, Ph.D. co-manage the DIVIDEND INCOME FUND. Both members of the team share investment decision-making responsibilities with respect to the Fund. Mr. Brown, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1997 and has managed or co-managed the Fund since its inception in December 2011. He is a CFA Charterholder and a member of the Milwaukee Investment Analysts Society and the Chicago Quantitative Alliance. The biographical information for Dr. Ramos is described above. He has co-managed the Fund since December 2012.

Gregory S. Dirkse, Matthew B. Fahey, and Brian J. Janowski co-manage the MID-CAP VALUE FUND and SMALL-CAP VALUE FUND. All members of the team share investment decision making responsibilities with respect to each Fund. Mr. Dirkse, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1999. Mr. Fahey, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 1984. Mr. Janowski, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 2008. Prior to joining the Adviser, Mr. Janowski was with American Family Insurance since 2002, where he was a Portfolio Manager and Equity Analyst. Mr. Dirkse and Mr. Janowski have co-managed the MID-CAP VALUE FUND since March 2011. Mr. Fahey has managed or co-managed the MID-CAP VALUE FUND since June 1997. Mr. Dirkse, Mr. Fahey, and Mr. Janowski have co-managed the SMALL-CAP VALUE FUND since its inception in February 2011.

Patrick M. Gundlach and Kenneth S. Salmon co-manage the MID-CAP GROWTH FUND and the SMALL-CAP GROWTH FUND. Both members of the team share investment decision making responsibilities with respect to each Fund. Mr. Gundlach, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Funds since July 2007. Mr. Salmon, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2000 and has co-managed the Funds since December 2004.

BMO FUNDS INFORMATION	97

BMO Funds Information (cont.)

Pyrford has managed the PYRFORD INTERNATIONAL STOCK FUND and PYRFORD GLOBAL STRATEGIC RETURN FUND since their inception in December 2011. Bruce Campbell, Tony Cousins, Daniel McDonagh, and Paul Simons have co-managed the PYRFORD INTERNATIONAL STOCK FUND since its inception. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Campbell, Investment Chairman responsible for world wide investment strategy, has over 40 years’ experience in the international investment industry and founded Pyrford (formerly, Elders Investment Management) in 1982. Mr. Cousins, Chief Executive Officer, Chief Investment Officer, and a member of the Investment Strategy Committee, joined Pyrford in 1989. Mr. McDonagh, Head of Portfolio Management, Europe/UK and a member of the Investment Strategy Committee, joined Pyrford in 1997. Mr. Simons, Head of Portfolio Management, Asia Pacific and a member of the Investment Strategy Committee, joined Pyrford in 1996. Suhail Arain, Mr. Campbell, Mr. Cousins, Mr. McDonagh, and Mr. Simons have co-managed the PYRFORD GLOBAL STRATEGIC RETURN FUND since its inception. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Arain, Portfolio Manager for North American Equities, joined Pyrford in 2008. Prior to joining Pyrford, Mr. Arain was a global equities portfolio manager and research analyst with Scottish Windows from 2004 to 2008.

LGM(E) and its affiliate LGM(HK) have managed the LLOYD GEORGE EMERGING MARKETS EQUITY FUND since December 2011. Irina Hunter, Robert Lloyd George, and Rasmus Nemmoe co-manage the Fund. Ms. Hunter, a Senior Portfolio Manager at LGM(E), joined LGM in 2007 and has co-managed the Fund since December 2011. Mr. Lloyd George, Chairman of LGM, began his investment career in London in 1974 and founded LGM in 1991. He advises the Eton College endowment fund and the International Monetary Fund retirement plan. He has co-managed the Fund since December 2011. Mr. Nemmoe, a Senior Portfolio Manager at LGM(E), joined LGM in 2012 and has co-managed the Fund since December 2012. Previously, Mr. Nemmoe was a portfolio manager with BankInvest in Copenhagen from 2006 to 2012.

Craig J. Mauermann and Duane A. McAllister have co-managed the ULTRA SHORT TAX-FREE FUND since its inception in September 2009. Both members of the team share investment decision making responsibilities with respect to the Fund. Mr. Mauermann, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2004. Mr. McAllister, a Managing Director and a Portfolio Manager of the Adviser, joined the Adviser in 2007. Prior to joining the Adviser in 2007, Mr. McAllister served in investment management positions with Belle Haven Investments, LP and Wells Fargo Funds Management, LLC. He is a CFA Charterholder.

Duane A. McAllister and Erik R. Schleicher have co-managed the SHORT TAX-FREE FUND since its inception in November 2012. Both members of the team share investment decision-making responsibilities with respect to the Fund. Mr. McAllister’s biographical information is described above. Mr. Schleicher, a Portfolio Manager of the Adviser, joined the Adviser in 2008 as a municipal bond analyst. Prior to joining the Adviser, Mr. Schleicher held positions with U.S. Bancorp Fund Services as a compliance officer and Smith Barney as an intern.

Peter J. Arts, Boyd R. Eager, and Vincent S. Russo co-manage the SHORT-TERM INCOME FUND. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Arts, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1994 and has co-managed the Fund since February 2012. Mr. Eager, a Director and a Portfolio Manager of the Adviser, joined the Adviser in 1996 and has co-managed the Fund since February 2012. Mr. Russo, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2002 and has managed or co-managed the Fund since April 2010.

Andrew M. Reed, Vincent S. Russo, and Jason D. Weiner, co-manage the SHORT-INTERMEDIATE BOND FUND. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Reed, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2001 and has co-managed the Fund since

98	BMO FUNDS INFORMATION

BMO Funds Information (cont.)

February 2012. He is a CFA Charterholder. Mr. Russo’s biographical information is described above. He has co-managed the Fund since February 2012. Mr. Weiner, Co-Head of Taxable Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1993 and has managed or co-managed the Fund since October 2001.

John D. Boritzke and Duane A. McAllister co-manage the INTERMEDIATE TAX-FREE FUND. Both members of the team share investment decision making responsibilities with respect to the Fund. Mr. Boritzke, Head of Tax-Exempt Fixed Income, a Managing Director, and a Portfolio Manager of the Adviser, joined the Adviser in 1983 and has managed or co-managed the Fund since its inception in February 1994. He is a CFA Charterholder. Mr. McAllister’s biographical information is described above. He has co-managed the Fund since June 2007.

Daniel P. Byrne, David M. Komberec, and Jason D. Weiner co-manage the GOVERNMENT INCOME FUND. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Byrne, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2010 and has co-managed the Fund since February 2012. He is a CFA Charterholder. From 2004 to 2010, Mr. Byrne was a Vice President at Marshall & Ilsley Corporation, the former parent company of the Adviser, where he was responsible for managing the corporation’s investments. Mr. Komberec, a Vice President and a Portfolio Manager of the Adviser, joined the Adviser in 2004 and has co-managed the Fund since February 2012. Mr. Weiner’s biographical information is described above. Mr. Weiner has managed or co-managed the Fund since October 2001.

TCH has managed the TCH CORPORATE INCOME FUND and the TCH CORE PLUS BOND FUND since each Fund’s inception in December 2008. TCH also manages the TCH EMERGING MARKETS BOND FUND. Tere Alvarez Canida, William J. Canida, Alan M. Habacht, Scott M. Kimball, and Daniela Mardarovici co-manage the Funds. All members of the team share investment decision making responsibilities with respect to the Funds. Ms. Alvarez Canida is President and Managing Principal of TCH and joined TCH in 1985. Ms. Alvarez Canida is a CFA Charterholder. Mr. Canida is a Vice President and Principal of TCH and joined TCH in 1985. Mr. Canida is a CFA

Charterholder. Mr. Habacht is a Vice President and Principal of TCH and joined TCH in 1987. Mr. Kimball is a Portfolio Manager of TCH and joined TCH in 2007. Mr. Kimball is a CFA Charterholder. Ms. Mardarovici is a Portfolio Manager of TCH and joined TCH in 2012. Ms. Mardarovici is a CFA Charterholder.

Daniel P. Byrne, Andrew Reed, Vincent S. Russo, and Jason D. Weiner co-manage the AGGREGATE BOND FUND. All members of the team share investment decision making responsibilities with respect to the Fund. Mr. Byrne and Mr. Russo have co-managed the Fund since February 2012. Mr. Reed has co-managed the Fund since December 2012. Mr. Weiner has managed or co-managed the Fund since October 2001. The biographical information for Mr. Byrne, Mr. Reed, Mr. Russo, and Mr. Weiner is described above.

Monegy has managed the MONEGY HIGH YIELD BOND FUND since its inception in December 2011. Lori J. Marchildon and Sadhana Valia co-manage the Fund. Both members of the team share investment decision making responsibilities with respect to the Fund. Ms. Marchildon, a Portfolio Manager, a member of Monegy’s Investment Policy Committee, and an officer of Monegy, joined Monegy in 2001. Ms. Marchildon is a CFA Charterholder. Ms. Valia, President, a Director, Chairwoman of the Investment Policy Commitee, Senior Portfolio Manager, and Head of the High Yield Team at Monegy, joined Monegy in 1998. Ms. Valia is a CFA Charterholder.

Peter J. Arts, Boyd R. Eager, and Genevieve C. Lynkiewicz have co-managed the GOVERNMENT MONEY MARKET FUND and the PRIME MONEY MARKET FUND since February 2012. All members of the team share investment decision making responsibilities with respect to the Fund. The biographical information for Mr. Arts and Mr. Eager is described above. Ms. Lynkiewicz, a Portfolio Manager of the Adviser, joined the Adviser in 2007. She is a CFA Charterholder.

Craig J. Mauermann has managed the TAX-FREE MONEY MARKET FUND since its inception in September 2004. Mr. Mauermann’s biographical information is described above.

The Funds’ SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership of Fund shares, and their compensation.

BMO FUNDS INFORMATION	99

BMO Funds Information (cont.)

Advisory Fees. The Adviser is entitled to receive from each Fund an investment advisory fee equal to a percentage of each Fund’s average daily net assets (ADNA) at the rates, and subject to reduction at breakpoints for each Fund as shown in the following tables.

EQUITY FUNDS, BALANCED FUNDS and INCOME FUNDS:

	Advisory Fee (as % of each Fund’s ADNA)

Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Low Volatility Equity	0.50%	0.49%	0.45%	0.40%
Large-Cap Value	0.75	0.74	0.70	0.65
Dividend Income	0.50	0.49	0.45	0.40
Large-Cap Growth	0.75	0.74	0.70	0.65
Mid-Cap Value	0.75	0.74	0.70	0.65
Mid-Cap Growth	0.75	0.74	0.70	0.65
Small-Cap Value	0.75	0.75	0.75	0.75
Small-Cap Growth	1.00	1.00	1.00	1.00
Pyrford International Stock	0.80	0.79	0.75	0.70
Lloyd George Emerging Markets Equity	0.90	0.89	0.85	0.80
Pyrford Global Strategic Return	0.80	0.79	0.75	0.70
Ultra Short Tax-Free	0.20	0.19	0.10	0.10
Short Tax-Free	0.25	0.24	0.15	0.15
Short-Term Income	0.20	0.19	0.10	0.10
Short-Intermediate Bond	0.40	0.39	0.30	0.25
Intermediate Tax-Free	0.30	0.29	0.20	0.15
Government Income	0.40	0.39	0.30	0.25
TCH Corporate Income	0.25	0.24	0.15	0.10
Aggregate Bond	0.40	0.39	0.30	0.25
TCH Core Plus Bond	0.25	0.24	0.15	0.10
Monegy High Yield Bond	0.50	0.50	0.50	0.50
TCH Emerging Markets Bond	0.60	0.59	0.55	0.55

MONEY MARKET FUNDS:

	Advisory Fee (as % of each Fund’s ADNA)

Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free	0.200	0.185	0.170	0.155	0.140
Prime	0.150	0.135	0.120	0.105	0.090

The following table reflects the investment advisory fee paid by each Fund (except for the LOW VOLATILITY EQUITY FUND, SHORT TAX-FREE FUND, and TCH EMERGING MARKETS BOND FUND, which had not commenced operations prior to August 31, 2012) as a percentage of a Fund’s ADNA, during the fiscal year ended August 31, 2012, after taking into effect breakpoints and/or voluntary waivers by the Adviser during the period.

Fund	Advisory Fee Received in Fiscal 2012
Large-Cap Value Fund	0.69%
Dividend Income Fund(1)	0.25
Large-Cap Growth Fund	0.70
Mid-Cap Value Fund	0.73
Mid-Cap Growth Fund	0.74
Small-Cap Value Fund	0.24
Small-Cap Growth Fund	0.98
Pyrford International Stock Fund(1)	0.65
Lloyd George Emerging Markets Equity Fund	0.39
Pyrford Global Strategic Return Fund(1)	0.34
Ultra Short Tax-Free Fund	0.13
Short-Term Income Fund	0.08
Short-Intermediate Bond Fund	0.28
Intermediate Tax-Free Fund	0.28
Government Income Fund	0.27
TCH Corporate Income Fund	0.24
Aggregate Bond Fund	0.38
TCH Core Plus Bond Fund	0.25
Monegy High Yield Bond Fund (1)	0.30
Government Money Market Fund	0.05
Tax-Free Money Market Fund	0.11
Prime Money Market Fund	0.13

(1) The fees paid in 2012 by DIVIDEND INCOME FUND, PYRFORD INTERNATIONAL STOCK FUND, GLOBAL STRATEGIC RETURN FUND, and MONEGY HIGH YIELD BOND FUND are for the period from December 29, 2011, the Funds’ inception date, to August 31, 2012, the end of the Funds’ fiscal year.

The Adviser has contractually agreed to waive or reduce its investment advisory fee and reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and Acquired Fund Fees and Expenses) from exceeding the percentage of the average daily net assets of the class of each Fund, as set forth in the “Fees and Expenses of the Fund” section. The Adviser may not

100	BMO FUNDS INFORMATION

BMO Funds Information (cont.)

terminate this arrangement prior to December 31, 2013 for the Funds unless the investment advisory agreement is terminated.

In addition, the Adviser has the discretion to voluntarily waive its fee for any Fund. Any such waivers by the Adviser are voluntary and may be terminated at any time in the Adviser’s sole discretion.

The Funds’ August 31, 2012 Annual Report contains a discussion regarding the Board’s basis for approving the investment advisory contract and sub-advisory contracts on behalf of the Funds, except for the LOW VOLATILITY EQUITY FUND, SHORT TAX-FREE FUND, and TCH EMERGING MARKETS BOND FUND. The Board’s basis for approving the investment advisory contract and sub-advisory contracts for these Funds will be included in the Funds’ semi-annual report for the period ended February 28, 2013.

Affiliate Services and Fees. BMO Harris Bank, an affiliate of the Adviser, provides services to the Funds as custodian of the assets (except for the PYRFORD INTERNATIONAL STOCK FUND, LLOYD GEORGE EMERGING MARKETS EQUITY FUND, and TCH EMERGING MARKETS BOND FUND) and securities lending agent. For each domestic Fund, the custody fees are calculated at the annual rate of 0.02% on the first $250 million of ADNA plus 0.01% of assets exceeding $250 million. As compensation for its services as securities lending agent, BMO Harris Bank receives a portion of each Fund’s revenues from securities lending activities.

The Adviser serves as the Funds’ shareholder servicing agent, recordkeeper, and administrator directly and through its division, BMO Funds U.S. Services. The Adviser is entitled to receive shareholder services fees from Class Y shares of each Fund at the annual rate of 0.25% of the Fund’s ADNA. The Adviser has the discretion to waive a portion of its fees. However, any fee waivers are voluntary and may be terminated at any time in its sole discretion.

The Adviser is the administrator of the Funds and UMB Fund Services, Inc. (UMB) is the sub-administrator.

The Adviser, as administrator, is entitled to receive fees from each of the EQUITY FUNDS, BALANCED FUNDS, and INCOME FUNDS at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850%	on the next $250 million
0.0800%	on the next $200 million
0.0400%	on the next $100 million
0.0200%	on the next $200 million
0.0100%	on ADNA in excess of $1.0 billion

The Adviser, as administrator, is entitled to receive fees from the MONEY MARKET FUNDS at the following annual rates based on the aggregate ADNA of the MONEY MARKET FUNDS combined:

Fee	Combined ADNA
0.040%	on the first $2 billion
0.030%	on the next $2 billion
0.025%	on the next $2 billion
0.020%	on the next $2 billion
0.010%	on ADNA in excess of $8 billion

All fees of the sub-administrator are paid by the Adviser.

Payments to Financial Intermediaries. From time to time, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the distributor or their affiliates may enter into arrangements with each other or with brokers or other financial intermediaries pursuant to which such parties agree to perform administrative or other services on behalf of their clients who are Fund shareholders. Pursuant to these arrangements, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, the distributor or their affiliates may make payments to each other or to brokers or other financial intermediaries from their own resources (including shareholder services fees paid by the Funds to the Adviser) for services provided to clients who hold Fund shares. In addition, the Adviser or an affiliate may make payments to a financial intermediary, including affiliates such as BMO Harris Financial Advisors, based on the value of Fund shares held through the affiliate or intermediary, to compensate it for introducing new shareholders to the Funds, and for other services. These payments may vary in amount and generally range from 0.05% to 0.40%. For its services, BMO Harris Financial Advisors will receive special cash compensation based on the value of Fund shares invested through certain intermediaries for a designated time period. The receipt of (or prospect of receiving) such payments or compensation may provide the affiliate or intermediary and its salespersons with an incentive to favor sales of Fund shares, or

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BMO Funds Information (cont.)

certain classes of those shares, over other investment alternatives. You may wish to consider whether such arrangements exist when evaluating recommendations from the affiliate or intermediary.

Distributor. M&I Distributors, LLC (MID), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc., acts as principal distributor of the Funds’ shares. All fees of the distributor are paid by BMO Harris Bank. MID is an affiliate of the Adviser and BMO Harris Bank.

102	BMO FUNDS INFORMATION

Historical Performance for Similar Accounts BMO Low Volatility Alpha Composite

The following table shows the historical composite performance data for the Adviser’s advisory accounts that have substantially similar investment policies, strategies, and objectives to those of the LOW VOLATILITY EQUITY FUND, known as the BMO Large-Cap Low Volatility Alpha Composite (the Low Volatility Composite).

The Low Volatility Composite is not subject to the same types of expenses as the LOW VOLATILITY FUND and its member accounts may be subject to different diversification requirements, specific tax restrictions, and investment limitations imposed by the Code, foreign tax laws, and/or the 1940 Act than those imposed on the LOW VOLATILITY FUND. The data is provided to illustrate the past performance of the Adviser in managing accounts in a substantially similar manner as the LOW VOLATILITY FUND as measured against a specific benchmark and does not represent the performance of the LOW VOLATILITY FUND. This performance data should not be considered an indication of the future performance of the LOW VOLATILITY FUND or the Adviser.

The Adviser has calculated all returns included herein in compliance with the Global Investment Performance Standards (GIPS®). The GIPS standards for calculation of total return differ from the standard required by the SEC for calculation of average annual total returns.

The Low Volatility Composite returns are calculated on an annualized basis net of the highest management fee of 0.60% per annum, net of transaction costs, and gross of custodian fees and include the reinvestment of all income and dividends.

The Low Volatility Composite expenses are lower than the estimated expenses of Class Y shares of the LOW VOLATILITY FUND after fee waivers and expense reimbursements. Accordingly, if the expenses of the Fund’s Class Y shares had been deducted from the Low Volatility Composite’s returns, the returns would have been lower than those shown.

Periods Ended 9/30/12	Low Volatility Composite	Russell 1000® Index(1)
1 Year	21.46%	30.06%
Since Inception(2)	15.80%	9.94%

(1) The Russell 1000® Index is a widely recognized index of large-capitalization U.S. companies. The index is unmanaged and does not reflect any deduction for fees, expenses, or taxes. A direct investment in an index is not possible.

(2) The Low Volatility Composite commenced operations on January 1, 2011. The Low Volatility Composite includes all of the Adviser’s discretionary institutional and mutual fund accounts (including sub-advisory relationships) with substantially similar investment policies, strategies, and objectives that have been managed by the Adviser for at least one full month.

Historical Performance for Similar Accounts	103

Historical Performance for Similar Accounts BMO Disciplined Dividend Income Composite

The following table shows the historical composite performance data for the Adviser’s advisory accounts that have substantially similar investment policies and strategies to those of the DIVIDEND INCOME FUND, known as the BMO Disciplined Dividend Income Composite (the Dividend Income Composite).

The Dividend Income Composite is not subject to the same types of expenses as the DIVIDEND INCOME FUND and its member accounts may be subject to different diversification requirements, specific tax restrictions, and investment limitations imposed by the Code, foreign tax laws, and/or the 1940 Act than those imposed on the DIVIDEND INCOME FUND. The data is provided to illustrate the past performance of the Adviser in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the DIVIDEND INCOME FUND. This performance data should not be considered an indication of the future performance of the DIVIDEND INCOME FUND or the Adviser.

The Adviser has calculated all returns included herein in compliance with the GIPS. The GIPS standards for calculation of total return differ from the standard required by the SEC for calculation of average annual total returns.

The Dividend Income Composite returns are calculated net of the highest management fee of 1.00% per annum, net of transaction costs, and gross of custodian fees and include the reinvestment of all income and dividends.

The Dividend Income Composite expenses are higher than the estimated expenses of Class Y shares of the DIVIDEND INCOME FUND after fee waivers and expense reimbursements. Accordingly, if the expenses of the Fund’s Class Y shares had been deducted from the Dividend Income Composite’s returns, the returns would have been higher than those shown.

Periods Ended 9/30/12	Dividend Income Composite	S&P 500 Index(1)
1 Year	27.37%	30.20%
5 Year	0.85%	1.05%
Since Inception(2)	5.83%	6.61%

(1) The S&P 500® Index is a widely recognized index of large-capitalization U.S. companies. The index is unmanaged and does not reflect any deduction for fees, expenses, or taxes. A direct investment in an index is not possible.

(2) The Dividend Income Composite commenced operations on December 1, 2002. The Dividend Income Composite includes all of the Adviser’s discretionary accounts (including sub-advisory relationships) with substantially similar investment policies and strategies that have a minimum market value of approximately $100,000 and that have been managed by the Adviser for at least one full month.

104	HISTORICAL PERFORMANCE FOR SIMILAR ACCOUNTS

Historical Performance for Similar Accounts

Pyrford International Equity (Base Currency US$) Composite

The following table shows the historical composite performance data for Pyrford’s advisory accounts that have substantially similar investment policies and strategies to those of the PYRFORD INTERNATIONAL STOCK FUND, known as the Pyrford International Equity (Base Currency US$) Composite (the International Stock Composite).

The International Stock Composite is not subject to the same types of expenses as the PYRFORD INTERNATIONAL STOCK FUND, and its member accounts may be subject to different diversification requirements, specific tax restrictions, and investment limitations imposed by the Code, foreign tax laws, and/or the 1940 Act than those imposed on the PYRFORD INTERNATIONAL STOCK FUND. Consequently, the performance results for the International Stock Composite could have been adversely affected if the portfolios in the Composite had been regulated under the federal securities and tax laws. The data is provided to illustrate the past performance of Pyrford in managing a substantially similar portfolio as measured against a specific benchmark and does not represent the performance of the PYRFORD INTERNATIONAL STOCK FUND. This performance data should not be considered an indication of the future performance of the PYRFORD INTERNATIONAL STOCK FUND or Pyrford.

Pyrford has calculated all returns included herein in compliance with the GIPS. The GIPS standards for calculation of total return differ from the standards required by the SEC for calculation of average annual total returns.

The International Stock Composite returns are calculated net of the highest management fee of 0.75% per annum, net of transaction costs, and gross of custodian fees and include the reinvestment of all income and dividends. The International Stock Composite total returns reflect deduction of non-reclaimable withholding taxes on dividends, interest, and capital gains. The MSCI EAFE Index (gross) total returns reflect reinvestment of the total dividend amount distributed to persons residing in the country of the dividend-paying company.

The International Stock Composite expenses are lower than the estimated expenses of Class Y shares of the PYRFORD INTERNATIONAL STOCK FUND. Accordingly, if the expenses of the Fund’s Class Y shares had been deducted from the International Stock Composite’s returns, the returns would have been lower than those shown.

Periods Ended 9/30/12	International Stock Composite	MSCI EAFE Index(1)
1 Year	17.61%	14.29%
5 Year	1.35%	(4.78)%
10 Year	10.83%	8.68%
Since Inception(2)	7.31%	4.22%

(1) The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The index is unmanaged and does not reflect any deduction for fees, expenses, or taxes. A direct investment in an index is not possible.

(2) The International Stock Composite comprises all fully discretionary, international equity accounts with a market value greater than US$10 million, a base currency of US$ and no hedging restrictions. The benchmark for the composite is the MSCI EAFE index. The composite was first created on July 1, 1996.

HISTORICAL PERFORMANCE FOR SIMILAR ACCOUNTS	105

Financial Highlights–Investor Class of Shares (For a share outstanding throughout each period)

The Financial Highlights will help you understand the financial performance of the shares of each Fund for the last five fiscal years or since inception. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains distributions. The LOW VOLATILITY EQUITY FUND, SHORT TAX-FREE FUND and TCH EMERGING MARKETS BOND FUND had not commenced operations as of August 31, 2012. Information for these Funds, when available, will be included in each Fund’s first financial report.

The information for the fiscal years ended August 31, 2011 and August 31, 2012 was derived from financial statements audited by KPMG LLP, the Funds’ independent registered public accounting firm, whose report, along with the Funds’ financial statements and notes thereto, is included in the Funds’ Annual Report dated August 31, 2012, which is available free of charge from the Funds. The information from the years prior to August 31, 2011 was derived from financial statements audited by a different firm.

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)				Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Net Expenses(2)	Expense Waiver(2)		Net Investment Income (Loss)(2)
Large-Cap Value Fund
2012(3)	$10.62	$0.12	$1.57	$1.69	$(0.10)	$—	$(0.10)	$12.21	16.04%	1.24%	0.06%		1.10%	$76,786	127%
2011(3)	9.27	0.09	1.31	1.40	(0.05)	—	(0.05)	10.62	15.15	1.24	0.05		0.78	67,845	55
2010(3)	9.42	0.09	(0.12)	(0.03)	(0.12)	—	(0.12)	9.27	(0.42)	1.27	0.06		0.85	73,579	82
2009(3)	12.07	0.16	(2.64)	(2.48)	(0.17)	(0.00)	(0.17)	9.42	(20.50)	1.33	—		1.80	80,537	73
2008(3)	14.30	0.18	(1.58)	(1.40)	(0.14)	(0.69)	(0.83)	12.07	(10.48)	1.24	—		1.11	103,979	40
Dividend Income Fund
2012(3)(10)	10.00	0.16	0.76	0.92	(0.13)	—	(0.13)	10.79	9.28	0.90	0.25		2.54	27,647	18
Large-Cap Growth Fund
2012(3)	11.97	0.01	2.18	2.19	—	—	—	14.16	18.30	1.24	0.05		0.11	103,385	185
2011(3)	9.90	(0.02)	2.10	2.08	(0.01)	—	(0.01)	11.97	20.99	1.24	0.05		(0.14)	80,508	113
2010(3)	9.64	(0.01)	0.29	0.28	(0.02)	—	(0.02)	9.90	2.94	1.28	0.07		(0.07)	60,125	121
2009(3)	11.82	0.03	(2.20)	(2.17)	(0.01)	—	(0.01)	9.64	(18.34)	1.39	—		0.38	55,665	142
2008(3)	13.73	(0.03)	(0.73)	(0.76)	(0.01)	(1.14)	(1.15)	11.82	(6.62)	1.27	—		(0.10)	74,507	122
Mid-Cap Value Fund
2012(3)	11.93	0.09	1.27	1.36	(0.05)	—	(0.05)	13.24	11.47	1.23	0.02		0.69	132,283	31
2011(3)	10.30	0.06	1.63	1.69	(0.06)	—	(0.06)	11.93	16.35	1.24	0.02		0.47	131,209	37
2010(3)	9.63	0.04	0.69	0.73	(0.06)	—	(0.06)	10.30	7.62	1.27	0.04		0.38	121,288	58
2009(3)	12.15	0.06	(2.01)	(1.95)	(0.02)	(0.55)	(0.57)	9.63	(14.74)	1.37	—		0.64	122,051	63
2008(3)	15.63	0.06	(1.49)	(1.43)	(0.06)	(1.99)	(2.05)	12.15	(10.27)	1.24	—		0.35	166,722	41
Mid-Cap Growth Fund
2012(3)	17.78	(0.10)	2.43	2.33	—	—	—	20.11	13.10	1.24	0.01		(0.52)	95,884	69
2011(3)	14.42	(0.04)	3.40	3.36	—	—	—	17.78	23.30	1.23	0.00	(6)	(0.21)	92,911	79
2010(3)	12.62	(0.08)	1.88	1.80	—	—	—	14.42	14.26	1.26	0.04		(0.58)	63,584	133
2009(3)	17.10	(0.01)	(3.87)	(3.88)	—	(0.60)	(0.60)	12.62	(21.96)	1.35	—		(0.07)	53,443	224
2008(3)	17.46	(0.30)	(0.06)	(0.36)	—	—	—	17.10	(2.06)	1.26	—		(0.58)	71,086	186

106	FINANCIAL HIGHLIGHTS

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Net Expenses(2)	Expense Waiver(2)	Net Investment Income (Loss)(2)
Small-Cap Value Fund
2012(3)	$9.25	$0.01	$1.21	$1.22	$—	$—	$—	$10.47	13.19%	1.24%	0.51%	0.11%	$28,087	58%
2011(3)(9)	10.00	(0.01)	(0.74)	(0.75)	—	—	—	9.25	(7.50)	1.24	0.57	(0.21)	22,132	21
Small-Cap Growth Fund
2012(3)	17.49	(0.15)	1.89	1.74	—	(1.11)	(1.11)	18.12	10.19	1.44	0.02	(0.83)	331,307	85
2011(3)	14.03	(0.14)	3.60	3.46	—	—	—	17.49	24.66	1.44	0.02	(0.90)	335,200	101
2010(3)	11.92	(0.15)	2.26	2.11	—	—	—	14.03	17.70	1.47	0.07	(1.18)	163,225	153
2009(3)	14.19	(0.02)	(2.25)	(2.27)	—	—	—	11.92	(16.00)	1.60	—	(0.18)	102,186	233
2008(3)	19.01	(0.22)	(1.27)	(1.49)	—	(3.33)	(3.33)	14.19	(10.37)	1.51	—	(0.92)	144,938	174
Pyrford International Stock Fund
2012(3)(10)	10.00	0.23	0.53	0.76	—	—	—	10.76	7.60	1.24	0.15	3.55	39,938	13
Lloyd George Emerging Markets Equity Fund
2012(3)	15.81	0.36	(1.19)	(0.83)	(0.40)	(0.92)	(1.32)	13.66	(5.04)	1.43	0.51	2.02	17,019	83
2011(3)	16.17	0.08	0.86	0.94	(0.45)	(0.85)	(1.30)	15.81	5.08	1.50	0.37	0.67	11,753	34
2010(3)	14.45	0.03	2.37	2.40	(0.16)	(0.52)	(0.68)	16.17	16.63	1.50	0.51	0.28	12,856	30
2009(3)(7)	10.00	0.08	4.38	4.46	(0.01)	—	(0.01)	14.45	44.61	1.50	1.27	1.52	6,691	58
Pyrford Global Strategic Return Fund
2012(3)(10)	10.00	0.02	0.18	0.20	—	—	—	10.20	2.00	1.24	0.46	0.25	11,780	52
Ultra Short Tax-Free Fund
2012(3)	10.06	0.11	0.03	0.14	(0.11)	(0.00)	(0.11)	10.09	1.41	0.55	0.07	1.06	107,582	128
2011(3)	10.07	0.14	(0.01)	0.13	(0.14)	—	(0.14)	10.06	1.33	0.55	0.10	1.41	55,069	148
2010(3)(8)	10.00	0.11	0.07	0.18	(0.11)	—	(0.11)	10.07	1.82	0.55	0.16	1.25	33,189	83
Short-Term Income Fund
2012(3)	9.32	0.18	0.15	0.33	(0.18)	—	(0.18)	9.47	3.62	0.60	0.12	1.89	90,098	63
2011(3)	9.30	0.25	(0.00)	0.25	(0.23)	—	(0.23)	9.32	2.59	0.60	0.18	2.65	64,882	114
2010(3)	8.97	0.27	0.32	0.59	(0.26)	—	(0.26)	9.30	6.61	0.60	0.20	2.95	52,353	50
2009(3)	8.92	0.36	0.04	0.40	(0.35)	—	(0.35)	8.97	4.77	0.60	0.27	4.11	29,403	49
2008(3)	9.02	0.41	(0.11)	0.30	(0.40)	—	(0.40)	8.92	3.38	0.60	0.20	4.48	28,232	47
Short-Intermediate Bond Fund
2012(3)	10.13	0.18	0.39	0.57	(0.18)	—	(0.18)	10.52	5.72	0.80	0.12	1.74	53,044	190
2011(3)	9.90	0.18	0.22	0.40	(0.17)	—	(0.17)	10.13	4.07	0.80	0.13	1.78	54,028	445
2010(3)	9.00	0.23	0.86	1.09	(0.19)	—	(0.19)	9.90	12.25	0.80	0.14	2.43	65,383	373
2009(3)	8.91	0.46	0.09	0.55	(0.46)	—	(0.46)	9.00	7.05	0.80	0.14	5.64	59,653	360
2008(3)	9.16	0.44	(0.26)	0.18	(0.43)	—	(0.43)	8.91	1.91	0.80	0.06	4.69	95,322	293
Intermediate Tax-Free Fund
2012(3)	10.75	0.34	0.55	0.89	(0.33)	(0.01)	(0.34)	11.30	8.41	0.55	0.15	3.02	730,555	55
2011(3)	10.87	0.36	(0.09)	0.27	(0.36)	(0.03)	(0.39)	10.75	2.65	0.55	0.33	3.44	385,220	59
2010(3)	10.28	0.38	0.61	0.99	(0.38)	(0.02)	(0.40)	10.87	9.78	0.55	0.53	3.58	422,804	45
2009(3)	10.21	0.41	0.19	0.60	(0.41)	(0.12)	(0.53)	10.28	6.21	0.55	0.58	4.14	141,961	92
2008(3)	9.93	0.39	0.28	0.67	(0.39)	—	(0.39)	10.21	6.84	0.55	0.58	3.84	89,772	196

FINANCIAL HIGHLIGHTS	107

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)					Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Net Expenses(2)		Expense Waiver(2)		Net Investment Income (Loss)(2)
Government Income Fund
2012(3)	$10.04	$0.18	$0.22	$0.40	$(0.27)	$(0.40)	$(0.67)	$9.77	4.23%	0.80%		0.13%		1.91%	$177,442	355%
2011(3)	10.09	0.21	0.25	0.46	(0.21)	(0.30)	(0.51)	10.04	4.72	0.80		0.13		2.08	204,664	717
2010(3)	9.49	0.32	0.57	0.89	(0.29)	—	(0.29)	10.09	9.49	0.80		0.11		3.24	274,660	383
2009(3)	9.38	0.45	0.36	0.81	(0.44)	(0.26)	(0.70)	9.49	9.26	0.80		0.10		4.96	296,190	360
2008(3)	9.44	0.45	(0.07)	0.38	(0.44)	—	(0.44)	9.38	4.01	0.80		0.06		4.68	367,555	284
TCH Corporate Income Fund
2012(3)	12.36	0.47	0.83	1.30	(0.49)	(0.12)	(0.61)	13.05	10.82	0.79		0.01		3.55	47,507	79
2011(3)	12.48	0.49	0.18	0.67	(0.51)	(0.28)	(0.79)	12.36	5.60	0.80		0.08		3.95	17,542	48
2010(3)	11.57	0.50	1.00	1.50	(0.52)	(0.07)	(0.59)	12.48	13.28	0.80		0.30		4.01	15,546	80
2009(3)(7)	10.00	0.34	1.57	1.91	(0.34)	—	(0.34)	11.57	19.44	0.80		1.04		5.07	5,570	38
Aggregate Bond Fund
2012(3)	10.98	0.22	0.52	0.74	(0.24)	(0.26)	(0.50)	11.22	6.93	0.80		0.02		1.95	302,520	266
2011(3)	11.14	0.21	0.23	0.44	(0.20)	(0.40)	(0.60)	10.98	4.24	0.80		0.04		1.93	229,245	586
2010(3)	10.19	0.29	0.94	1.23	(0.28)	—	(0.28)	11.14	12.25	0.80		0.09		2.73	133,878	449
2009(3)	10.01	0.50	0.48	0.98	(0.48)	(0.32)	(0.80)	10.19	11.12	0.80		0.12		5.40	76,892	445
2008(3)	10.10	0.47	(0.04)	0.43	(0.46)	(0.06)	(0.52)	10.01	4.32	0.80		0.08		4.64	79,471	333
TCH Core Plus Bond Fund
2012(3)	11.41	0.40	0.61	1.01	(0.44)	(0.08)	(0.52)	11.90	9.23	0.77		—		3.43	94,648	84
2011(3)	11.44	0.46	0.22	0.68	(0.48)	(0.23)	(0.71)	11.41	6.18	0.80		0.04		4.03	62,121	48
2010(3)	10.81	0.40	0.68	1.08	(0.44)	(0.01)	(0.45)	11.44	10.19	0.80		0.17		3.58	39,776	72
2009(3)(7)	10.00	0.25	0.82	1.07	(0.26)	—	(0.26)	10.81	10.83	0.80		0.32		4.02	21,057	26
Monegy High Yield Bond Fund
2012(3)(10)	10.00	0.35	0.32	0.67	(0.35)	—	(0.35)	10.32	6.83	0.90		0.20		5.34	58,898	16
Government Money Market Fund
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.16		0.40		0.01	101,548	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.21		0.34		0.01	256,327	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.28		0.26		0.01	353,637	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.56	0.47	(11)	0.08		0.53	476,685	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.19	0.45		0.10		2.91	309,487	—
Tax-Free Money Market Fund
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.43		0.11		0.03	160,882	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.07	0.44		0.10		0.06	243,833	—
2010	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	0.45		0.09		0.29	299,374	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	1.42	0.48	(11)	0.08		1.40	389,143	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	2.57	0.45		0.09		2.48	424,211	—
Prime Money Market Fund
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.01	0.38		0.08		0.01	1,288,067	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.01	0.38		0.08		0.01	1,401,557	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.04	0.41		0.05		0.04	1,412,771	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.15	0.49	(11)	0.00	(6)	1.16	2,240,416	—
2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.65	0.45		0.01		3.65	2,524,244	—

108	FINANCIAL HIGHLIGHTS

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from December 22, 2008 (inception date) to August 31, 2009.
(8)	Reflects operations for the period from September 30, 2009 (inception date) to August 31, 2010.
(9)	Reflects operations for the period from February 28, 2011 (inception date) to August 31, 2011.
(10)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(11)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

FINANCIAL HIGHLIGHTS	109

Financial Highlights–Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)				Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Net Expenses(2)	Expense Waiver(2)		Net Investment Income (Loss)(2)
Large-Cap Value Fund
2012(3)	$10.65	$0.16	$1.56	$1.72	$(0.13)	$—	$(0.13)	$12.24	16.32%	0.99%	0.06%		1.36%	$72,633	127%
2011(3)	9.28	0.11	1.32	1.43	(0.06)	—	(0.06)	10.65	15.47	0.99	0.05		1.03	78,877	55
2010(3)	9.43	0.11	(0.11)	0.00	(0.15)	—	(0.15)	9.28	(0.14)	1.02	0.06		1.09	88,269	82
2009(3)	12.07	0.19	(2.64)	(2.45)	(0.19)	(0.00)	(0.19)	9.43	(20.27)	1.08	—		2.04	104,984	73
2008(3)(7)	12.99	0.10	(0.95)	(0.85)	(0.07)	—	(0.07)	12.07	(6.57)	1.00	—		1.54	152,572	40
Dividend Income Fund
2012(3)(12)	10.00	0.19	0.76	0.95	(0.15)	—	(0.15)	10.80	9.50	0.65	0.25		2.76	46,959	18
Large-Cap Growth Fund
2012(3)	12.02	0.05	2.17	2.22	—	—	—	14.24	18.47	0.99	0.05		0.35	89,138	185
2011(3)	9.94	0.01	2.11	2.12	(0.04)	—	(0.04)	12.02	21.33	0.99	0.05		0.11	103,598	113
2010(3)	9.67	0.02	0.29	0.31	(0.04)	—	(0.04)	9.94	3.17	1.03	0.07		0.18	91,433	121
2009(3)	11.84	0.06	(2.21)	(2.15)	(0.02)	—	(0.02)	9.67	(18.16)	1.14	—		0.62	100,612	142
2008(3)(7)	11.97	0.01	(0.14)	(0.13)	—	—	—	11.84	(1.09)	1.03	—		0.30	149,952	122
Mid-Cap Value Fund
2012(3)	11.93	0.12	1.27	1.39	(0.09)	—	(0.09)	13.23	11.71	0.98	0.02		0.94	103,596	31
2011(3)	10.29	0.09	1.63	1.72	(0.08)	—	(0.08)	11.93	16.72	0.99	0.02		0.71	108,425	37
2010(3)	9.63	0.06	0.69	0.75	(0.09)	—	(0.09)	10.29	7.83	1.02	0.04		0.63	99,329	58
2009(3)	12.17	0.07	(2.01)	(1.94)	(0.05)	(0.55)	(0.60)	9.63	(14.59)	1.12	—		0.90	91,115	63
2008(3)(7)	12.55	0.04	(0.42)	(0.38)	—	—	—	12.17	(3.03)	1.02	—		0.59	99,009	41
Mid-Cap Growth Fund
2012(3)	17.93	(0.06)	2.45	2.39	—	—	—	20.32	13.33	0.99	0.01		(0.27)	131,501	69
2011(3)	14.50	0.02	3.41	3.43	—	—	—	17.93	23.66	0.98	0.00	(6)	0.10	161,539	79
2010(3)	12.68	(0.05)	1.89	1.84	(0.02)	—	(0.02)	14.50	14.49	1.01	0.04		(0.33)	136,392	133
2009(3)	17.14	0.02	(3.88)	(3.86)	—	(0.60)	(0.60)	12.68	(21.79)	1.10	—		0.18	135,858	224
2008(3)(7)	17.09	(0.01)	0.06	0.05	—	—	—	17.14	0.29	1.01	—		(0.19)	171,529	186
Small-Cap Value Fund
2012(3)	9.26	0.03	1.22	1.25	—	—	—	10.51	13.50	0.99	0.51		0.34	4,135	58
2011(3)(11)	10.00	0.00	(0.74)	(0.74)	—	—	—	9.26	(7.40)	0.99	0.57		0.04	2,814	21
Small-Cap Growth Fund
2012(3)	17.65	(0.09)	1.88	1.79	—	(1.11)	(1.11)	18.33	10.39	1.19	0.02		(0.59)	224,964	85
2011(3)	14.12	(0.11)	3.64	3.53	—	—	—	17.65	25.00	1.19	0.02		(0.56)	193,655	101
2010(3)	11.97	(0.12)	2.27	2.15	—	—	—	14.12	17.96	1.22	0.07		(0.93)	169,036	153
2009(3)	14.22	0.01	(2.26)	(2.25)	—	—	—	11.97	(15.82)	1.35	—		0.05	127,901	233
2008(3)(7)	14.73	(0.03)	(0.48)	(0.51)	—	—	—	14.22	(3.46)	1.27	—		(0.49)	134,623	174
Pyrford International Stock Fund
2012(3)(12)	10.00	0.24	0.54	0.78	—	—	—	10.78	7.80	0.99	0.15		3.83	77,791	13

110	FINANCIAL HIGHLIGHTS

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)			Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Net Expenses(2)	Expense Waiver(2)	Net Investment Income (Loss)(2)
Lloyd George Emerging Markets Equity Fund
2012(3)	$15.86	$0.37	$(1.17)	$(0.80)	$(0.45)	$(0.92)	$(1.37)	$13.69	(4.79)%	1.18%	0.52%	2.15%	$42,949	83%
2011(3)	16.21	0.09	0.90	0.99	(0.49)	(0.85)	(1.34)	15.86	5.32	1.25	0.36	0.85	37,164	34
2010(3)	14.47	0.09	2.35	2.44	(0.18)	(0.52)	(0.70)	16.21	16.88	1.25	0.51	0.53	46,996	30
2009(3)(8)	10.00	0.09	4.39	4.48	(0.01)	—	(0.01)	14.47	44.82	1.25	1.27	1.54	39,054	58
Pyrford Global Strategic Return Fund
2012(3)(12)	10.00	0.02	0.19	0.21	—	—	—	10.21	2.10	0.99	0.46	0.36	42,163	52
Ultra Short Tax-Free Fund
2012(3)	10.06	0.14	0.03	0.17	(0.14)	(0.00)	(0.14)	10.09	1.66	0.30	0.07	1.32	682,788	128
2011(3)	10.07	0.17	(0.01)	0.16	(0.17)	—	(0.17)	10.06	1.58	0.30	0.10	1.64	368,540	148
2010(3)(9)	10.00	0.13	0.07	0.20	(0.13)	—	(0.13)	10.07	2.05	0.30	0.16	1.52	273,120	83
Short-Term Income Fund
2012(3)	9.32	0.20	0.17	0.37	(0.21)	—	(0.21)	9.48	3.99	0.35	0.12	2.16	101,182	63
2011(3)	9.31	0.26	(0.01)	0.25	(0.24)	—	(0.24)	9.32	2.73	0.35	0.17	2.93	86,591	114
2010(3)	8.98	0.29	0.32	0.61	(0.28)	—	(0.28)	9.31	6.87	0.35	0.20	3.19	72,686	50
2009(3)	8.93	0.38	0.04	0.42	(0.37)	—	(0.37)	8.98	5.03	0.35	0.27	4.47	66,039	49
2008(3)	9.02	0.43	(0.09)	0.34	(0.43)	—	(0.43)	8.93	3.76	0.35	0.20	4.69	72,928	47
Short-Intermediate Bond Fund
2012(3)	10.12	0.20	0.40	0.60	(0.21)	—	(0.21)	10.51	5.99	0.55	0.12	1.99	113,933	190
2011(3)	9.90	0.20	0.21	0.41	(0.19)	—	(0.19)	10.12	4.22	0.55	0.13	2.03	102,730	445
2010(3)	8.99	0.26	0.87	1.13	(0.22)	—	(0.22)	9.90	12.65	0.55	0.14	2.69	109,776	373
2009(3)	8.90	0.48	0.09	0.57	(0.48)	—	(0.48)	8.99	7.32	0.55	0.14	5.89	118,546	360
2008(3)	9.16	0.45	(0.26)	0.19	(0.45)	—	(0.45)	8.90	2.05	0.55	0.06	4.94	200,110	293
Intermediate Tax-Free Fund
2012(3)	10.75	0.34	0.55	0.89	(0.34)	(0.01)	(0.35)	11.29	8.41	0.45	—	3.10	345,109	55
2011(3)(10)	10.37	0.25	0.38	0.63	(0.25)	—	(0.25)	10.75	6.17	0.50	0.06	3.54	166,269	59
Government Income Fund
2012(3)	10.03	0.21	0.22	0.43	(0.30)	(0.40)	(0.70)	9.76	4.49	0.55	0.13	2.16	41,528	355
2011(3)	10.08	0.24	0.24	0.48	(0.23)	(0.30)	(0.53)	10.03	4.99	0.55	0.12	2.33	47,101	717
2010(3)	9.49	0.35	0.55	0.90	(0.31)	—	(0.31)	10.08	9.65	0.55	0.11	3.52	113,314	383
2009(3)	9.37	0.48	0.36	0.84	(0.46)	(0.26)	(0.72)	9.49	9.65	0.55	0.10	5.22	159,881	360
2008(3)	9.44	0.46	(0.07)	0.39	(0.46)	—	(0.46)	9.37	4.16	0.55	0.06	4.88	249,127	284
TCH Corporate Income Fund
2012(3)	12.35	0.49	0.83	1.32	(0.52)	(0.12)	(0.64)	13.03	11.02	0.54	0.01	3.88	91,611	79
2011(3)	12.48	0.52	0.17	0.69	(0.54)	(0.28)	(0.82)	12.35	5.77	0.55	0.08	4.18	76,263	48
2010(3)	11.57	0.53	0.99	1.52	(0.54)	(0.07)	(0.61)	12.48	13.56	0.55	0.30	4.13	52,317	80
2009(3)(8)	10.00	0.35	1.58	1.93	(0.36)	—	(0.36)	11.57	19.63	0.55	1.04	4.88	15,927	38
Aggregate Bond Fund
2012(3)	10.97	0.24	0.53	0.77	(0.26)	(0.26)	(0.52)	11.22	7.30	0.55	0.02	2.21	263,084	266
2011(3)	11.13	0.23	0.24	0.47	(0.23)	(0.40)	(0.63)	10.97	4.50	0.55	0.04	2.18	240,147	586
2010(3)	10.19	0.32	0.93	1.25	(0.31)	—	(0.31)	11.13	12.43	0.55	0.09	3.03	178,962	449
2009(3)	10.01	0.52	0.48	1.00	(0.50)	(0.32)	(0.82)	10.19	11.40	0.55	0.12	5.66	150,309	445
2008(3)	10.10	0.50	(0.04)	0.46	(0.49)	(0.06)	(0.55)	10.01	4.58	0.55	0.08	4.87	222,380	333

FINANCIAL HIGHLIGHTS	111

Period Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total from Investment Operations	Distributions to Shareholders from Net Investment Income	Distributions to Shareholders from Net Realized Gain on Investments, Options, Futures Contracts and Foreign Currency Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(1)(4)	Ratios to Average Net Assets(5)					Net Assets, End of Period (000 Omitted)	Portfolio Turnover Rate(4)
										Net Expenses(2)		Expense Waiver(2)		Net Investment Income (Loss)(2)
TCH Core Plus Bond Fund
2012(3)	$11.41	$0.43	$0.61	$1.04	$(0.47)	$(0.08)	$(0.55)	$11.90	9.41%	0.52%		—%		3.68%	$63,697	84%
2011(3)	11.44	0.49	0.21	0.70	(0.50)	(0.23)	(0.73)	11.41	6.45	0.55		0.04		4.28	47,398	48
2010(3)	10.81	0.42	0.68	1.10	(0.46)	(0.01)	(0.47)	11.44	10.46	0.55		0.17		3.84	35,851	72
2009(3)(8)	10.00	0.26	0.83	1.09	(0.28)	—	(0.28)	10.81	11.04	0.55		0.32		3.73	33,067	26
Monegy High Yield Bond
2012(3)(12)	10.00	0.37	0.32	0.69	(0.37)	—	(0.37)	10.32	7.00	0.65		0.20		5.54	48,574	16
Government Money Market Fund
2012	1.00	0.00	0.00	0.00	(0.00)	—	(0.00)	1.00	0.01	0.16		0.15		0.01	334,571	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.04	0.17		0.13		0.04	244,082	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.09	0.20		0.09		0.09	314,001	—
2009	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.80	0.23	(13)	0.07		0.75	399,654	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	3.45	0.20		0.10		3.33	275,136	—
Tax-Free Money Market Fund
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.27	0.20		0.09		0.25	582,585	—
2011	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.31	0.20		0.08		0.30	613,935	—
2010	1.00	0.01	0.00	0.01	(0.01)	(0.00)	(0.01)	1.00	0.55	0.20		0.09		0.53	607,761	—
2009	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.68	0.23	(13)	0.08		1.62	596,180	—
2008	1.00	0.03	0.00	0.03	(0.03)	(0.00)	(0.03)	1.00	2.83	0.20		0.09		2.67	398,315	—
Prime Money Market Fund
2012	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.20	0.20		0.01		0.19	1,934,167	—
2011	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.19	0.20		0.01		0.19	2,164,483	—
2010	1.00	0.00	—	0.00	(0.00)	—	(0.00)	1.00	0.25	0.20		0.01		0.25	2,077,081	—
2009	1.00	0.01	—	0.01	(0.01)	—	(0.01)	1.00	1.40	0.24	(13)	0.00	(6)	1.32	3,024,018	—
2008	1.00	0.04	—	0.04	(0.04)	—	(0.04)	1.00	3.91	0.20		0.01		3.69	3,101,260	—

(1)	Based on net asset value as of end of period date.
(2)	The contractual and voluntary expense waivers pursuant to Note 5 of the financial statements are reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Represents less than 0.005%.
(7)	Reflects operations for the period from January 31, 2008 (inception date) to August 31, 2008.
(8)	Reflects operations for the period from December 22, 2008 (inception date) to August 31, 2009.
(9)	Reflects operations for the period from September 30, 2009 (inception date) to August 31, 2010.
(10)	Reflects operations for the period from December 27, 2010 (inception date) to August 31, 2011.
(11)	Reflects operations for the period from February 28, 2011 (inception date) to August 31, 2011.
(12)	Reflects operations for the period from December 29, 2011 (inception date) to August 31, 2012.
(13)	Participation fees for the Treasury’s Temporary Guarantee Program in the Government Money Market Fund, Tax-Free Money Market Fund and Prime Money Market Fund amounted to 0.03%, 0.03% and 0.04%, respectively.

112	FINANCIAL HIGHLIGHTS

The SAI is incorporated by reference into this Prospectus. Additional information about the Funds’ investments is contained in the SAI and the Annual and Semi-Annual Reports of the Funds as they become available. The Annual Report’s investment commentaries discuss market conditions and investment strategies that significantly affected the performance of each Fund during its last fiscal year.

To obtain the SAI, Annual Report, Semi-Annual Report and other information, free of charge, and to make inquiries, write to or call BMO Funds U.S. Services at 1-414-287-8555 or at 1-800-236-FUND (3863). You also may obtain these materials free of charge on the BMO Funds’ website at www.bmofundsus.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI.

They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-1520    |    publicinfo@sec.gov    |    1-202-551-8090

Reports and other information about the Funds are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

BMO Funds U.S. Services

P.O. Box 55931

Boston, MA 02205-5931

1-414-287-8555

1-800-236-FUND (3863)

www.bmofundsus.com

M&I Distributors, LLC

Distributor

Not FDIC Insured	No Bank Guarantee	May Lose Value

Investment Company Act File No. 811-58433    10-328-088

BMO Funds

Statement of Additional Information

December 28, 2012

Equity Funds

• BMO Low Volatility Equity Fund
Class Y (MLVYX)	Class I (MLVEX)
• BMO Large-Cap Value Fund
Class Y (MREIX)	Class I (MLVIX)
• BMO Dividend Income Fund
Class Y (MDIYX)	Class I (MDIVX)
• BMO Large-Cap Growth Fund
Class Y (MASTX)	Class I (MLCIX)
• BMO Mid-Cap Value Fund
Class Y (MRVEX)	Class I (MRVIX)
• BMO Mid-Cap Growth Fund
Class Y (MRMSX)	Class I (MRMIX)
• BMO Small-Cap Value Fund
Class Y (MRSYX)	Class I (MRSNX)
• BMO Small-Cap Growth Fund
Class Y (MRSCX)	Class I (MSGIX)
• BMO Pyrford International Stock Fund
Class Y (MISYX)	Class I (MISNX)
• BMO Lloyd George Emerging Markets Equity Fund
Class Y (MEMYX)	Class I (MIEMX)

Balanced Funds

• BMO Pyrford Global Strategic Return Fund
Class Y (MGRYX)	Class I (MGRNX)

Income Funds

• BMO Ultra Short Tax-Free Fund
Class Y (MUYSX)	Class I (MUISX)
• BMO Short Tax-Free Fund
Class Y (MTFYX)	Class I (MTFIX)
• BMO Short-Term Income Fund
Class Y (MSINX)	Class I (MSIFX)
• BMO Short-Intermediate Bond Fund
Class Y (MAIBX)	Class I (MIBIX)
• BMO Intermediate Tax-Free Fund
Class Y (MITFX)	Class I (MIITX)
• BMO Government Income Fund
Class Y (MRGIX)	Class I (MGIIX)
• BMO TCH Corporate Income Fund
Class Y (MCIYX)	Class I (MCIIX)
• BMO Aggregate Bond Fund
Class Y (MABYX)	Class I (MRAIX)
• BMO TCH Core Plus Bond Fund
Class Y (MCYBX)	Class I (MCBIX)

• BMO Monegy High Yield Bond Fund
Class Y (MHBYX)	Class I (MHBNX)
• BMO TCH Emerging Markets Bond Fund
Class Y (MEBYX)	Class I (MEBIX)

Money Market Funds

• BMO Government Money Market Fund
Class Y (MGYXX)	Class I (MGNXX)
• BMO Tax-Free Money Market Fund
Class Y (MTFXX)	Class I (MFIXX)
• BMO Prime Money Market Fund
Class Y (MARXX)	Class I (MAIXX)

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Prospectus for the BMO Funds listed above (each, a Fund and collectively, the Funds) dated December 28, 2012. This SAI incorporates by reference the financial statements from the Funds’ August 31, 2012 Annual Report. You may obtain the Prospectus and the Annual Report without charge by calling BMO Funds U.S. Services at 1-800-236-FUND (3863), or you can visit the BMO Funds’ website at http://www.bmofundsus.com.

P.O. Box 1348, Milwaukee, Wisconsin 53201-1348

M&I DISTRIBUTORS, LLC

Distributor

i

HOW ARE THE FUNDS ORGANIZED?

Marshall Funds, Inc. (Corporation), d/b/a BMO Funds, is an open-end, management investment company that was established as a Wisconsin corporation on July 31, 1992. Effective July 5, 2011, the Bank of Montreal, a publicly-traded Canadian banking institution (BMO), acquired Marshall & Ilsley Corporation, the former parent company of M&I Investment Management Corp. (IMC). As a result of the transaction, Marshall Funds, Inc. began doing business as BMO Funds and each Fund was renamed as a BMO Fund. Effective June 1, 2012, as part of an internal restructuring, IMC, the Funds’ investment adviser, merged with and into Harris Investment Management, Inc. and the combined entity was renamed BMO Asset Management Corp. (Adviser). Additionally, effective September 1, 2012, as part of an internal restructuring, Marshall & Ilsley Trust Company N.A., the Funds’ custodian (M&I Trust), merged into BMO Harris Bank N.A. (BMO Harris Bank).

The Funds are diversified portfolios of the Corporation. The Corporation may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one portfolio may be offered in separate classes. Currently, the Corporation offers 25 separate series.

The Board of Directors of the Corporation (Board) has established certain classes of shares with respect to each Fund as follows:

Fund	Investor Class Shares (Class Y)	Institutional Class Shares (Class I)
Low Volatility Equity	✓	✓
Large-Cap Value	✓	✓
Dividend Income	✓	✓
Large-Cap Growth	✓	✓
Mid-Cap Value	✓	✓
Mid-Cap Growth	✓	✓
Small-Cap Value	✓	✓
Small-Cap Growth	✓	✓
Pyrford International Stock	✓	✓
Lloyd George Emerging Markets Equity*	✓	✓
Pyrford Global Strategic Return	✓	✓
Ultra Short Tax-Free	✓	✓
Short Tax-Free	✓	✓
Short-Term Income	✓	✓
Short-Intermediate Bond	✓	✓
Intermediate Tax-Free	✓	✓
TCH Emerging Markets Bond	✓	✓
Government Income	✓	✓
TCH Corporate Income	✓	✓
Aggregate Bond	✓	✓
TCH Core Plus Bond	✓	✓
Monegy High Yield Bond	✓	✓
Government Money Market	✓	✓
Tax-Free Money Market	✓	✓
Prime Money Market	✓	✓

The Adviser has retained the following sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) for certain Funds:

Fund Name	Sub-Adviser
Pyrford International Stock	Pyrford International, Ltd. (Pyrford)
Lloyd George Emerging Markets Equity	Lloyd George Management (Europe) Limited (LGM(E))
Pyrford Global Strategic Return	Pyrford International, Ltd. (Pyrford)
TCH Corporate Income	Taplin, Canida & Habacht, LLC (TCH)
TCH Core Plus Bond	Taplin, Canida & Habacht, LLC (TCH)
Monegy High Yield Bond	Monegy, Inc. (Monegy)
TCH Emerging Markets Bond	Taplin, Canida & Habacht, LLC (TCH)

This SAI contains additional information about the Corporation and the Funds. This SAI uses the same terms as defined in the Funds’ Prospectus.

The definitions of the terms “series” and “class” in the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (WBCL), differ from the meanings assigned to those terms in the Prospectus and this SAI. The Corporation’s Articles of Incorporation reconcile this inconsistency in terminology and provide that the Prospectus and SAI may use the meanings assigned the terms in such documents.

SECURITIES, TRANSACTIONS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements the discussion of each Fund’s securities and investment techniques that are described in the Prospectus.

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

Asset-Backed/Privately-Issued Mortgage-Backed Securities are issued by non-governmental entities and carry no direct or indirect government guarantee. The value and liquidity of asset-backed and mortgage-backed securities in which a Fund invests may be adversely affected by downturns in the sub-prime mortgage lending market. Concerns about defaults on sub-prime loans, which are made to borrowers with low credit ratings and other factors that increase the risk of default, have and may continue to create heightened volatility and turmoil in the credit markets. Asset-backed and mortgage-backed securities may be supported by credit enhancements. However, there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds. Asset-backed securities also may resemble some types of collateralized mortgage obligations (CMOs).

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate fewer interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage-backed securities that qualify and elect treatment as such under provisions of the Internal Revenue Code of 1986, as amended (Code)) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Prepayment Risks. Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payments of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities. For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities. Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities and cause their value to decline more than traditional fixed income securities.

Bank Instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.

The Funds will invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus and undivided profits of over $100 million, or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation. Securities that are credit-enhanced with a bank’s irrevocable letter of credit or unconditional guaranty also will be treated as bank instruments.

Foreign Bank and Money Market Instruments. Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs), and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes, difficulties in obtaining or enforcing a judgment against the issuing bank, and possible interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.

Borrowing. The Funds may borrow money directly or through reverse repurchase agreements and pledge some assets as collateral. If a Fund borrows, it will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by a Fund from any securities purchased with borrowed money. With respect to borrowings, a Fund is required to maintain continuous asset coverage within the limits of the Investment Company Act of 1940, as amended (1940 Act), and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing by a Fund will involve special risk considerations, including that a Fund may have to sell portfolio securities to reduce its borrowings and restore the appropriate asset coverage even if it must sell the securities at a loss.

The Corporation has established a line of credit with a bank by which the Funds may borrow money for temporary or emergency purposes.

The Securities and Exchange Commission (SEC) has granted an order permitting the Funds to participate in the Corporation’s interfund lending program, subject to their investment policies. This program would allow a Fund to lend cash to and borrow cash from other BMO Funds for temporary purposes, although the Money Market Funds will not participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Fund under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Money Market Fund and (ii) more favorable than the lowest interest rate at which bank short-term loans would be available to the Fund. A Fund may participate in the program only if its participation is consistent with the Fund’s investment policies and limitations. The Board is responsible for overseeing the interfund lending program.

Commercial Paper and Restricted and Illiquid Securities. Commercial paper represents an issuer’s draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain financing in this fashion. The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.

The Funds may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (1933 Act). By law, the sale of Section 4(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Funds. A Fund purchasing Section 4(2) commercial paper must agree to purchase the paper for investment purposes only and not with a view to public distribution. Section 4(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(2) commercial paper and, thus, provide liquidity.

The Adviser determines whether Section 4(2) commercial paper and certain other restricted securities are liquid in accordance with the Funds’ procedures. Section 4(2) commercial paper and other restricted securities that the Adviser has determined to be liquid are not subject to a Fund’s investment limitation applicable to illiquid securities.

Concentration. Each Fund has adopted a fundamental investment policy that prohibits the Fund from investing 25% or more of its assets in the securities of companies in any one industry (except as described under “Investment Limitations—Fundamental Limitations—Concentration of Investments”). For purposes of this policy, the Adviser determines industry classifications for the Equity Funds in accordance with the Global Industry Classification Standards, an industry classification system developed by Standard & Poor’s Corporation in collaboration with Morgan Stanley Capital International.

Convertible Securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price within a specified time. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, if the Fund holds fixed income securities convertible into shares of common stock at a conversion price of $10 per share and the shares have a market value of $12, the Fund could realize an additional $2 per share by converting the fixed income securities.

To compensate for the value of the conversion option, convertible securities have lower yields than comparable fixed income securities. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

The Money Market Funds may not purchase convertible securities.

Corporate Debt Securities are fixed income securities issued by businesses. Notes, bonds, debentures, and commercial paper are the most common types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Credit Enhancement. Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer). The bankruptcy, receivership, or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. In certain cases, credit-enhanced securities may be treated as having been issued both by the issuer and the credit enhancer.

Demand Features. The Funds may purchase securities subject to a demand feature, which may take the form of a put or standby commitment. Demand features permit a Fund to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party. Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security. Other events also may terminate a demand feature which also causes liquidity to be affected.

Demand Master Notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as a Fund) payable upon demand by either party. A party may demand full or partial payment, and the notice period for demand typically ranges from one to seven days. Many master notes give a Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest. Intermediate Tax-Free and the Equity Funds may not purchase demand master notes.

Depositary Receipts. Depositary receipts are securities representing common stock in non-U.S. issuers. American Depositary Receipts (ADRs) are receipts issued by a U.S. bank that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts issued by foreign banks or trust companies or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. Depositary receipts may not be denominated in the same currency as the underlying securities into which they may be converted and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities. Intermediate Tax-Free and the Money Market Funds may not purchase depositary receipts. Only Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return, and TCH Emerging Markets Bond may purchase EDRs and GDRs.

Derivative Instruments. Derivative instruments are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices, or other assets. Some derivative instruments (such as futures, forwards, and options) require payments relating to a future trade involving the underlying asset. Other derivative instruments (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative instrument is referred to as a counterparty.

The Money Market Funds may not purchase or sell derivative instruments. The other Funds, in pursuing their individual objectives and to the extent specified herein or in the Prospectus, may (i) purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and foreign currencies, (ii) enter into interest rate, foreign currency, and index futures contracts, and (iii) purchase and sell options on such futures contracts for hedging purposes to seek to replicate the composition and performance of a particular index or as part of their overall investment strategies. The Funds may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent a Fund may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts or futures options, are traded in the future, the Board may authorize their use.

Pyrford Global Strategic Return and the Income Funds may use financial futures contracts and options as tools in managing duration, which measures a fixed income security’s average life and reflects the present value of the security’s cash flow. Selling futures contracts or purchasing put options can accomplish the shortening of a portfolio’s duration in anticipation of higher interest rates. Conversely, purchasing futures contracts or call options can accomplish the lengthening of portfolio duration in anticipation of lower interest rates. The use of these instruments in this manner is preferred to either liquidating or purchasing securities held by the Funds to achieve the portfolio’s duration targets because it reduces transaction costs to the Funds. In addition, the use of financial futures contracts and related options permits the Funds’ portfolio managers to react in a more timely manner to changes in interest rates.

The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to a risk of loss.

The Funds might not employ any of the strategies described herein and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Although some strategies involving derivative instruments can reduce the risk of loss for a Fund, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments or otherwise due to (i) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, (ii) the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and (iii) the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates for federal income tax purposes) than if it had not used such instruments. If a Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a security or commodity for a set price on a future date. These contracts are traded on exchanges so that, in most cases, either party can close out its position on the exchange for cash without delivering the security or commodity. An option on a futures contract (futures option) gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option at a specified price and on or before a specified expiration date.

A Fund, other than a Money Market Fund, may invest in financial futures contracts and options thereon with respect to, but not limited to, interest rates and security indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency, or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury bonds, U.S. Treasury notes, the Government National Mortgage Association (GNMA) Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund, other than a Money Market Fund, may purchase or write call futures options and put futures options, to the extent specified herein or in the Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Each Fund is operated by a person that has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and, therefore, such person is not subject to registration or regulation as a commodity pool operator under the CEA. As of January 1, 2013, the terms of the CPO exclusion require each Fund, among other things, to limit its investments in futures, commodity options, or swaps (used for purposes other than bona fide hedging). The Funds are not intended as vehicles for trading in the futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved reliance on these exclusions, or the Funds, their investment strategies, or this statement of additional information.

Limitations on Use of Futures and Futures Options. A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets (initial margin) determined to be liquid by the Adviser. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired on that date. In computing daily net asset value, the Fund will mark to market its open futures positions.

A Fund also is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally those obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

A Fund may write a covered straddle consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that, when added to the amounts deposited with a futures commission merchant as margin are equal to the market value of the instruments underlying the futures contract. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price not lower than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that is equal to the market value of the instruments underlying the contract. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with a Fund’s custodian).

When selling a call option on a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that, when added to the amounts deposited with a futures commission merchant as margin, is equal to the market value of the futures contract underlying the call option. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that is equal to the purchase price of the futures contract, less any margin on deposit. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract, so long as the strike price of the purchased put option is not lower than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in its Prospectus.

The requirements for qualification as a regulated investment company (RIC) under the Code also may limit the extent to which a Fund may enter into futures, futures options, or forward contracts.

Risks Associated with Futures and Options Generally. The following describes the general risks of investing in futures and options:

Management Risk. Financial futures contracts and related options are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The Funds’ use of financial futures and options may not always be a successful strategy and using them could lower a Fund’s return. Further, if the Adviser incorrectly forecasts interest rates or other economic factors and has taken positions in financial futures contracts or options contrary to prevailing market trends, a Fund could be exposed to a risk of loss.

Correlation Risk. Imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Funds may result in losses in excess of the amount invested in these instruments.

Market Risk. Financial futures contracts and related options, like most other investments, are subject to the risk that the market value of the investment will decline. Adverse movements in the value of the underlying assets can expose the Funds to losses.

Exchange Limit Risk. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Liquidity Risk. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, in which case the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed herein are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms.

Risks Associated with Hedging Transactions. Several risks are associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. No guarantee exists that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, significant differences may exist between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment. Even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will not write a call option or put option unless the option is “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund (or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated). For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in an amount equal to the contract value of the index. A call option also is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser.

If an option written by a Fund expires unexercised, the Fund realizes a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). No assurance exists, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell a put or call option it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option being sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write a covered straddle consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are designated for such purpose on the Fund’s books to meet the Fund’s immediate obligation. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Several risks are associated with transactions in options on securities and on indexes. For example, significant differences exist between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment. Even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

No assurance exists that there will be a liquid market when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Transactions. Foreign currency transactions generally are used by Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return, TCH Core Plus Bond, and TCH Emerging Markets Bond to obtain foreign currencies to settle securities transactions. They also can be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it also may limit potential gain that could result from an increase in the value of such currencies. A Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. Foreign currency hedging transactions include forward foreign currency exchange contracts, foreign currency futures contracts, and purchasing put or call options on foreign currencies.

Exchange-Traded Futures Contracts. Exchange-traded futures contracts for the purchase or sale of foreign currencies (Foreign Currency Futures) are used to hedge against anticipated changes in exchange rates that might adversely affect the value of a Fund’s portfolio securities or the prices of securities that a Fund intends to purchase in the future. The successful use of Foreign Currency Futures depends on the ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of Foreign Currency Futures or may realize losses.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts (Forward Contracts) are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, the challenges of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. A Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of a Fund’s assets denominated in that currency. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, which is known as cross-hedging.

In these transactions, a Fund will segregate assets with a market value equal to the amount of the foreign currency purchased. Therefore, the Fund will always have cash, cash equivalents, or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

Foreign Currency Options. A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies, either on U.S. or foreign exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Purchasing and writing put and call options on foreign currencies are used to protect a Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium as well as incur related transaction costs.

Additional Risks of Futures Contracts and Options. Options on securities, futures contracts, and foreign currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. A Fund, other than a Money Market Fund, may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (swap options).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. With a floating rate, the fee may be pegged to a base rate, such as the LIBOR and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (as the buyer) will receive the full notional value of a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a net basis. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be senior securities for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code for qualification as a RIC may limit a Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including anticipated government regulations, could affect a Fund’s ability to utilize swaps.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index, or another interest rate, or some other economic factor (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment objectives, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. A Fund’s purchase of a hybrid also exposes the Fund to the credit risk of the issuer of the hybrid. Those risks may cause significant fluctuations in the net asset value of the Fund. Each Fund will not invest more than 5% of its total assets at time of investment in hybrid instruments. The Money Market Funds may not purchase or sell hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in those products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Dollar Rolls are transactions whereby a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are “to be announced” mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause a Fund to have an increased portfolio turnover rate.

Duration is a measure of volatility in the price of a bond prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a change in the market interest rate. Volatility is based upon a bond’s coupon rate, maturity date and the level of market yields of similar bonds. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.

Equity Securities are fundamental units of ownership in a company. The following describes the types of equity securities in which the Equity Funds and Pyrford Global Strategic Return may invest:

Common Stocks are the most prevalent type of equity security. Common stockholders are entitled to the net value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Common Stocks of Foreign Companies are equity securities issued by a corporation domiciled outside of the United States that trade on a domestic securities exchange.

Master Limited Partnerships (MLPs) and Other Publicly Traded Partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Funds may invest in publicly traded partnerships that are expected to be treated as “qualified publicly traded partnerships” for federal income tax purposes. These include MLPs and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gains from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors.

MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but a Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a RIC and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Holders of MLP units of a particular MLP also are exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as “qualified publicly traded partnerships” for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it could be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income for federal income tax purposes. As a result, there could be a reduction in a Fund’s cash flow and there could be a material decrease in the value of the Fund’s shares. In addition, if an MLP in which a Fund invests does not qualify as a “qualified publicly traded partnership” (and is otherwise not taxed as a corporation), the Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income,” and therefore, could adversely affect the Fund’s status as a RIC.

Preferred Stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund may treat redeemable preferred stock as a fixed income security.

Warrants provide an option to buy the issuer’s stock or other equity securities at a specified price. When holding a warrant, a Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the stated expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

Fixed Income Securities generally pay interest at either a fixed or floating rate and provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.

Callable Securities. Certain fixed income securities in which the Funds invest are callable at the option of the issuer. Callable securities are subject to call risks. Call risks include the risk that the securities in which the Funds invest may be redeemed by the issuer before maturity. If this occurs, a Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in a higher price, or premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include 90-day or 180-day Treasury bill rates; one month or three month London Interbank Offered Rates (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Foreign Securities include securities (i) of issuers domiciled outside of the United States, including securities issued by foreign governments, (ii) that primarily trade on a foreign securities exchange or in a foreign market, or (iii) that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States. Short Tax-Free, Intermediate Tax-Free, Government Money Market, and Tax-Free Money Market do not purchase foreign securities.

Investing in foreign securities, including foreign corporate debt securities and foreign equity securities, involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. Less government supervision and regulation exist of foreign exchanges, brokers, and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and investors may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. Furthermore, the risk exists of possible seizure, nationalization, or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers and, as a result, less publicly available information on such foreign issuers may be available than a domestic issuer.

Emerging Markets Securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic, and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.

Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer and the Agreement is paid from the general assets of the issuer. The Money Market Funds will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies and an active secondary market in Agreements does not currently exist. Also, the Money Market Funds may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments. The Equity Funds do not purchase Agreements.

High Yield Securities (“Junk Bonds”) are securities rated below investment grade. A Fund may hold high yield securities if securities it holds are not rated, rated below investment grade, or are downgraded below investment grade. While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this SAI for a discussion of securities ratings. The Money Market Funds and the Equity Funds may not purchase high yield securities.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a high yield security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Payment Expectations. High yield securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower yield and return for the Fund.

Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high yield securities will be more dependent on the Adviser’s credit analysis than would be the case with investments in investment-grade debt securities. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Adviser continually monitors a Fund’s investments and carefully evaluates whether to dispose of or to retain high yield securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

Lending of Portfolio Securities. In order to generate additional income, a Fund may lend portfolio securities. When a Fund lends portfolio securities, it will receive either cash or liquid securities as collateral from the borrower. The Fund will reinvest cash collateral in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker. Certain of the Funds currently lend their portfolio securities through BMO Harris Bank, as agent.

Securities Lending Risks. When a Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities, as well as the opportunity to vote the securities. A Fund is also subject to the risks associated with the investments of cash collateral, usually fixed income securities risk. If a Fund receives a payment from a borrower in lieu of the dividends on the loaned securities, such payment will generally be taxed as ordinary income for federal income tax purposes and will not be treated as “qualified dividend income.”

Leverage Risks. Leverage risk is created when an investment exposes the Funds to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Municipal Securities are fixed income securities issued by states, counties, cities, and other political subdivisions and authorities. Although most municipal securities are exempt from regular federal income tax, municipalities also may issue securities subject to federal alternative minimum tax (AMT) and taxable securities. Tax-exempt securities are generally classified by their source of payment. The ability of a governmental issuer to make payments on its municipal obligations can be adversely affected by factors such as budget shortfalls, weak economic conditions, and reduced levels of aid to governments. Other uncertainties applicable to municipal securities may include legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear, and the application of state law to municipal security issuers could provide varying results among the states or among the municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which a Fund invests. The Equity Funds and Pyrford Global Strategic Return may not purchase municipal securities.

General obligation bonds are supported by the issuer’s full faith and credit. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to levy additional taxes may be limited by its charter or state law.

Special revenue bonds are payable solely from specific revenues received by the issuer. The revenues may consist of specific taxes, assessments, tolls, fees, or other types of municipal revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Bondholders could not collect from the municipality’s general taxes or revenues. Therefore, any shortfall in the tolls normally would result in a default on the bonds.

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, and not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal AMT. The Funds may invest in bonds subject to the federal AMT. Each of Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Intermediate Tax-Free Money Market is limited by its fundamental investment limitation in the amount it can invest in securities that may be subject to federal AMT (see “Fundamental Limitations—Tax Exempt Obligations”).

Anticipation notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds, or other municipal revenues. For example, many municipalities collect property taxes once a year. Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes. The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds.

Tax increment financing bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue these bonds to redevelop a commercial area. The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

Municipal Securities include:

•	TRANs: tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

•	TANS: tax anticipation notes issued to finance working capital needs in anticipation of receiving taxes;

•	RANs: revenue anticipation notes issued to finance working capital needs in anticipation of receiving revenues;

•	BANS: bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds;

•	municipal commercial paper and other short-term notes;

•	variable rate demand notes;

•	industrial development bonds;

•	municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases;

•	construction loan notes insured by the Federal Housing Administration and financed by Fannie Mae or GNMA; and

•	participation, trust, and partnership interests in any of the foregoing obligations.

Municipal Leases. A Fund, other than Pyrford Global Strategic Return, Government Money Market, Prime Money Market, and the Equity Funds, may purchase participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. Lease obligations may be limited by a municipal charter or by the inclusion in leases or contracts of “non-appropriation” clauses that relieve governmental issuers of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. If the entity does not appropriate funds for future lease or contract payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment unless the participation interests are credit enhanced.

The Adviser must consider the following factors in determining the liquidity of municipal lease securities: (1) the frequency of trades and quotes for the security; (2) the volatility of quotations and trade prices for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades; (6) the rating of the security and the financial condition and prospects of the issuer of the security; (7) such other factors as may be relevant to a Fund’s ability to dispose of the security; (8) whether the lease can be terminated by the lessee; (9) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (10) the lessee’s general credit strength; (11) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations; and (12) any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

Variable Rate Municipal Securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed rate obligations. Many municipal securities with variable interest rates purchased by a Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand. For purposes of determining a Fund’s average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Geographic Diversification of the investments of Ultra Short Tax-Free, Short-Tax Free, and Intermediate Tax-Free is achieved by purchasing issues of municipal securities representative of various areas of the U.S. and general obligations of states, cities, and school districts as well as some revenue issues that meet that Fund’s acceptable quality criteria.

Repurchase Agreements and Reverse Repurchase Agreements. A repurchase agreement is a transaction in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon interest rate is unrelated to the interest rate on that security. The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price. A Fund’s custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price for such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Funds believe that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Funds and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, that the Adviser has determined to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest. A Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date. These securities are marked to market daily and maintained until the transaction is settled.

During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Money Market Funds will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.

Risks Related to Company Size. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Market capitalization is determined by multiplying the number of the company’s outstanding shares by its current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Securities of Other Investment Companies. The Funds may invest in the securities of other investment companies within the limits prescribed by the 1940 Act and the rules promulgated thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. The Funds also may invest in investment companies that are not organized under the laws of the United States (Offshore Funds). In addition to the risks of investing in securities of other investment companies, Offshore Funds are also subject to the risks described under Foreign Securities, above.

Sovereign Debt. Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return, Short-Term Income, Short-Intermediate Bond, Government Income, TCH Corporate Income, Aggregate Bond, TCH Core Plus Bond, TCH Emerging Markets Bond, and Prime Money Market may purchase sovereign debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries, which may have significant adverse effects on the economies of these countries and increase the risks of investing in sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders, and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments, and inflows of foreign investment. The access of a country to these forms of external funding may not be certain and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including a Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt also may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which a Fund may invest includes Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Temporary Investments. There may be times when market conditions warrant a defensive position. During these market conditions, each Fund (except the Money Market Funds) may temporarily invest without limit in short-term debt obligations (money market instruments). These investments may include commercial paper, bank instruments, U.S. government obligations, repurchase agreements, securities of other investment companies investing in short-term debt securities, and foreign short-term debt securities. The Funds’ temporary investments must be of comparable quality to their primary investments.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are direct obligations of the federal government of the United States. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Other government entities receive support through federal subsidies, loans, or other benefits. A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

A Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency (FHFA), an independent regulator, in 2008, and FHFA succeeded to all of their rights, titles, powers, and privileges. At the time Fannie Mae and Freddie Mac were placed in conservatorship, the U.S. Treasury established preferred stock purchase agreements pursuant to which the U.S. Treasury will contribute cash capital to maintain a positive net worth in each enterprise. These agreements were amended in December 2009 to permit the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth of the enterprises for a three-year period. FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent, although FHFA has stated that it has no present intention to do so. In addition, holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

Zero Coupon Securities. Zero coupon securities in which the Funds may invest do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. An investment in zero coupon securities may cause a Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. A Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate sufficient cash to satisfy the distribution requirements for maintaining the Fund’s status as an RIC. The Equity Funds may not purchase zero coupon securities.

Portfolio Turnover. A Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions, or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders. High portfolio turnover may result in the realization of substantial capital gains. The portfolio turnover rate for Large-Cap Value was 127% and 55% for the fiscal years ended August 31, 2012 and August 31, 2011, respectively. The portfolio turnover rate for Large-Cap Growth was 185% and 113% for the fiscal years ended August 31, 2012 and August 31, 2011, respectively. The Funds experienced an increase in the portfolio turnover rate during the fiscal year ended August 31, 2012 due to repositionings of the portfolios following changes in the Funds’ portfolio management teams.

NON-FUNDAMENTAL INVESTMENT OBJECTIVES

The investment objective of each Fund shown below may be changed by the Board without shareholder approval.

•	BMO Low Volatility Equity Fund: to provide capital appreciation.

•	BMO Large-Cap Value Fund: to provide capital appreciation.

•	BMO Dividend Income Fund: to provide capital appreciation and current income.

•	BMO Large-Cap Growth Fund: to provide capital appreciation.

•	BMO Mid-Cap Value Fund: to provide capital appreciation.

•	BMO Mid-Cap Growth Fund: to provide capital appreciation.

•	BMO Small-Cap Value Fund: to provide capital appreciation.

•	BMO Small-Cap Growth Fund: to provide capital appreciation.

•	BMO Pyrford International Stock Fund: to provide capital appreciation.

•	BMO Lloyd George Emerging Markets Equity Fund: to provide capital appreciation.

•	BMO Pyrford Global Strategic Return Fund: to maximize total return.

•	BMO Ultra Short Tax-Free Fund: to provide current income exempt from federal income tax consistent with preservation of capital.

•	BMO Short Tax-Free Fund: to provide current income exempt from federal income tax consistent with preservation of capital.

•	BMO Short-Term Income Fund: to maximize total return consistent with current income.

•	BMO Short-Intermediate Bond Fund: to maximize total return consistent with current income.

•	BMO Intermediate Tax-Free Fund: to provide a high level of current income exempt from federal income tax consistent with preservation of capital.

•	BMO Government Income Fund: to provide current income.

•	BMO TCH Corporate Income Fund: to maximize total return consistent with current income.

•	BMO Aggregate Bond Fund: to maximize total return consistent with current income.

•	BMO TCH Core Plus Bond Fund: to maximize total return consistent with current income.

•	BMO Monegy High Yield Bond Fund: to maximize total return consistent with current income.

•	BMO TCH Emerging Markets Bond Fund: to maximize total return consistent with current income.

•	BMO Government Money Market Fund: to provide current income consistent with stability of principal.

•	BMO Tax-Free Money Market Fund: to provide current income exempt from federal income tax consistent with stability of principal.

•	BMO Prime Money Market Fund: to provide current income consistent with stability of principal.

INVESTMENT POLICIES AND LIMITATIONS

With respect to each Fund’s investment policies and limitations, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation, except in the case of borrowing money. For purposes of such policies and limitations, each Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items. Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Fundamental Limitations

The following investment limitations are fundamental and cannot be changed for a Fund unless authorized by the “majority of the outstanding voting securities” of that Fund, as defined by the 1940 Act.

Issuing Senior Securities and Borrowing Money

A Fund will not issue senior securities or borrow money, except as the Investment Company Act of 1940, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.

Lending Cash or Securities

A Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

A Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund (other than a Money Market Fund) from (i) purchasing or selling futures contracts, options, and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.

Investing in Real Estate

A Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Under this limitation, each of Pyrford International Stock, Pyrford Global Strategic Return, Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Monegy High Yield Bond will consider each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial developments bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or some other entity (such as a bank that issues a letter of credit) guarantees the security, such guarantee or letter of credit would be considered a separate security issued by the guarantor or other entity, subject to a limit on investments in the guarantor of 10% of total assets. Where a security is insured by bond insurance, the security shall not be considered a security issued or guaranteed by the insurer. Instead, the issuer of such security will be determined in accordance with the first and second sentences of this paragraph. The foregoing 10% restriction does not limit the percentage of Ultra Short Tax-Free, Short Tax-Free, and Intermediate Tax-Free’s assets that may be invested in securities insured by any single insurer.

Concentration of Investments

Ultra Short Tax-Free, Short Tax-Free, and Intermediate Tax-Free:

The Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities for temporary defensive purposes. In addition, the Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions, including tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. This policy applies to securities that are related in such a way that an economic, business, or political development affecting one security would also affect the other securities (such as securities paid from revenues from selected projects in transportation, public works, education, or housing).

All Other Funds:

A Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities (and domestic bank instruments for the Money Market Funds) shall not be considered investments in any one industry.

Underwriting

A Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

Tax Exempt Obligations

Tax-Free Money Market invests, under normal circumstances, its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including the federal AMT.

Each of Ultra Short Tax-Free, Short Tax-Free, and Intermediate Tax-Free invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal AMT.

Non-Fundamental Limitations

The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Selling Short and Buying on Margin

A Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.

A Fund will not purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for clearance of transactions, and provided that margin deposits in connection with futures contracts or other derivatives shall not constitute purchasing securities on margin.

Pledging Assets

A Fund will not mortgage, pledge, or hypothecate any assets owned by the Fund, except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.

Investing in Illiquid and Restricted Securities

A Fund will not invest more than 15% (5% for a Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, OTC options, guaranteed investment contracts, and certain restricted securities not determined to be liquid (including certain municipal leases).

Purchasing Securities to Exercise Control

The Funds will not purchase securities of a company for the purpose of exercising control or management.

Investing in Securities of Other Investment Companies

Each Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order or rule of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Money Market Funds will limit their investments in other investment companies to those of money market funds having investment objectives and policies similar to their own.

Investing in Options

Except for bona fide hedging purposes, a Fund may not invest more than 5% of the value of its net assets in the sum of (a) premiums on open option positions on futures contracts, plus (b) initial margin deposits on financial futures contracts.

A Fund will not purchase put options or write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable form without further payment or has segregated liquid assets in the amount of any further payment.

A Fund will not write call options in excess of 25% of the value of its total assets.

Money Market Fund Regulatory Compliance

The Money Market Funds are managed to comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds. The Board has adopted procedures in accordance with Rule 2a-7, which govern the quality, maturity, and diversity of the Money Market Funds’ investments. The Money Market Funds limit their investments to instruments that, in the opinion of the Adviser, present minimal credit risks and have received the requisite rating from one or more NRSROs or, if the instruments are not rated, the Adviser must determine that they are of comparable quality.

Other Investment Policies

Pursuant to Rule 35d-1 under the 1940 Act, each Fund (except Pyrford Global Strategic Return, Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, TCH Corporate Income, Tax-Free Money Market, and Prime Money Market) has adopted a non-fundamental investment policy to invest at least 80% of its assets (defined as net assets plus any borrowings for investment purposes) in the types of securities and investments suggested by its name. Each such Fund will provide its shareholders with at least 60 days prior written notice of any changes to such policy as required by Rule 35d-1.

VALUATION OF SECURITIES

Money Market Funds

The Board has approved the use of amortized cost for purposes of valuing portfolio instruments held by the Money Market Funds. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

The procedures adopted by the Board, in accordance with Rule 2a-7, are reasonably designed to stabilize the NAV per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Funds’ investment goals. The Funds’ procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value. The Board will take any steps it considers appropriate if there is a difference of more than 0.5 of 1% between the two values (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

The Money Market Funds are permitted to purchase instruments that are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles a Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 calendar days’ notice or (2) at specified intervals not exceeding 397 calendar days on no more than 30 calendar days’ notice. A standby commitment entitles a Fund to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

The Money Market Funds acquire instruments subject to demand features and standby commitments to enhance the instruments’ liquidity. The Funds treat demand features and standby commitments as part of the underlying instruments, because the Funds do not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Funds define demand features and standby commitments as puts, the Funds do not consider them to be corporate investments for purposes of their investment policies.

Under the amortized cost method of valuation, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds, computed based upon amortized cost valuation, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

All Other Funds

Portfolio securities of the other Funds are valued as follows:

•	for equity securities traded on a securities exchange, including NASDAQ, at the last sale price or official closing price reported on the exchange on which the security is principally traded;

•	in the absence of recorded sales for equity securities, at the mean of the last bid and asked prices as furnished by an independent pricing service;

•

for U.S. government securities, listed corporate bonds, private placement securities, other fixed income and asset-backed securities, and unlisted securities, at the mean of the last bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost;

•	for municipal bonds, by an independent pricing service;

•

in the absence of a market quote for asset and mortgage-backed securities for which final paydowns have been processed, par value will be used to price the security until the final payment is received and the final paydown has been removed from the fund accounting records;

•	for securities of other open-end registered investment companies, at net asset value; and

•	for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors.

A Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board. The Board has established and appointed a Pricing Committee, which is responsible for determinations of fair value. See “Board of Directors.” In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Funds value foreign securities at the latest closing price on the principal exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price).

WHAT DO SHARES COST?

Except under certain circumstances described in the Prospectus, shares of each class of the Equity, Balanced, and Income Funds are sold at their NAVs on days the NYSE is open for business and shares of each class of the Money Market Funds are sold at their NAVs on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Money Market Funds’ portfolio managers determine sufficient liquidity exists in those markets.

The procedure for purchasing shares is explained in the Prospectus under “How to Buy Shares.”

HOW ARE FUND SHARES SOLD?

M&I Distributors, LLC (MID), located at 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, serves as the principal distributor of the Funds’ shares (the Distributor). Under a Distribution Agreement with the Funds, MID offers the Funds’ shares on a continuous, best-efforts basis. MID is an affiliate of the Adviser and BMO Harris Bank.

The Funds in the table below previously offered Advisor Class shares, from which MID received commissions. Advisor Class shares for these Funds were terminated on November 30, 2010. Accordingly, MID received no commissions from Advisor Class shares of these Funds for the fiscal year ended August 31, 2012. For the fiscal years ended August 31, 2011 and August 31, 2010, MID received the following commissions for Advisor Class shares.

Underwriting Commissions

(Aggregate Amount/Amount Retained)

For the Fiscal Year Ended August 31
Fund	2011(1)	2010
Large-Cap Value	$3,651/$674	$15,093/$2,916
Large-Cap Growth	$2,734/$492	$14,772/$2,722
Mid-Cap Value	$2,680/$590	$12,839/$2,536
Mid-Cap Growth	$1,307/$246	$9,127/$1,872
Small-Cap Growth	$9,056/$1,789	$47,871/$8,605
Lloyd George Emerging Markets Equity	$1,535/$333	$9,722/$2,087
Short-Term Income	$1,897/$465	$7,767/$2,029
Short-Intermediate Bond	$1,428/$360	$7,806/$1,990
Government Income	$2,334/$600	$14,702/$3,741
TCH Corporate Income	$632/$159	$17,218/$4,544
Aggregate Bond	$3,415/$876	$15,208/$3,922

(1)	Commission information for 2011 is for the period from September 1, 2010 to November 30, 2010, the date Advisor Class (A) shares were terminated for the Funds listed.

12b-1 Plan

Prime Money Market had previously been subject to a compensation-type distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act (the Plan) with respect to Advisor Class shares of Prime Money Market. Advisor Class shares of Prime Money Market terminated on December 19, 2011. For the fiscal year ended August 31, 2012, 12b-1 fees were payable to the Distributor under the terms of the Plan in the amount of $57,929. The Distributor waived all of the fees payable under the Plan.

Shareholder Services (Investor Class Shares Only)

The Adviser is the shareholder servicing agent for the Funds. As such, it provides shareholder services to the Funds that include, but are not limited to, distributing the Prospectus and other information, providing shareholder assistance, and communicating or facilitating purchases and redemption of shares. The Adviser became the shareholder servicing agent effective June 1, 2012. Prior to June 1, 2012, M&I Trust (now BMO Harris bank) served as shareholder servicing agent.

The Funds may pay the Adviser for providing shareholder services and maintaining shareholder accounts. The Adviser may select others to perform these services for their customers and may pay them fees.

For the fiscal year ended August 31, 2012, the Investor Class shares of the Funds paid the following shareholder services fees to M&I Trust or the Adviser, as applicable, which voluntarily waived the following amounts. The Adviser, as shareholder servicing agent, may terminate such voluntary waivers at any time. No information is provided for Low Volatility Equity, Short Tax-Free, and TCH Emerging Markets Bond because these Funds did not commence operations prior to August 31, 2012.

Shareholder Services Fee Paid/ Shareholder Services Fee Waived
Fund	Class Y	Class A
Large-Cap Value	$178,144/$0	N/A
Dividend Income(1)	$33,878/$0	N/A
Large-Cap Growth	$216,658/$0	N/A
Mid-Cap Value	$322,878/$0	N/A
Mid-Cap Growth	$233,138/$0	N/A
Small-Cap Value	$60,462/$0	N/A
Small-Cap Growth	$859,392/$0	N/A
Pyrford International Stock(1)	$60,624/$0	N/A
Lloyd George Emerging Markets Equity	$35,305/$0	N/A
Pyrford Global Strategic Return(1)	$17,925/$0	N/A
Ultra Short Tax-Free	$192,257/$0	N/A
Short-Term Income	$202,242/$0	N/A
Short-Intermediate Bond	$134,049/$0	N/A
Intermediate Tax-Free	$1,365,081/$821,655	N/A
Government Income	$470,197/$0	N/A
TCH Corporate Income	$78,422/$0	N/A
Aggregate Bond	$664,718/$0	N/A
TCH Core Plus Bond	$196,263/$0	N/A
Monegy High Yield Bond(1)	$72,311/$0	N/A
Government Money Market	$460,370/$458,984	N/A
Tax-Free Money Market	$549,902/$49,450	N/A
Prime Money Market(2)	$3,367,727/$909,509	$48,274/$20,146

(1)

Amounts for Dividend Income, Pyrford International Stock, Pyrford Global Strategic Return, and Monegy High Yield Bond are for the period from December 29, 2011, the Funds’ inception date, to August 31, 2012, the end of the Funds’ fiscal year.

(2)	The amounts for Advisor Class (A) shares reflect operations from September 1, 2011 to December 19, 2011, the date Advisor Class (A) shares were terminated for the Fund.

HOW TO BUY SHARES

Exchanging Securities for Shares

A shareholder may contact the Funds to request a purchase of shares in an exchange for securities owned by the shareholder. The Funds reserve the right to determine whether to accept the securities and the minimum market value to accept. The Funds will value the securities in the same manner as it values its assets. This exchange is treated as a sale of a shareholder’s securities for federal income tax purposes.

Redemption In Kind

Although the Funds intend to pay share redemptions in cash, the Funds reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

Because the Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, each Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will be in cash unless the Adviser determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Adviser deems fair and equitable and, to the extent available, such securities will be readily marketable.

A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, the redeeming shareholder would incur transaction costs in selling the portfolio securities received, and the proceeds of such sales, when made, may be more or less than the value on the redemption date. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

In addition, the Funds have adopted procedures, consistent with SEC guidelines, to permit a redemption in kind to an affiliate.

Money Market Fund Redemptions

In the unlikely event that the Corporation’s Board, including a majority of directors who are not interested persons of the Corporation, as defined in the 1940 Act, determines that the extent of the deviation between a Money Market Fund’s amortized cost per share and its current net asset value per share calculated using available market quotations (or an appropriate substitute that reflects current market conditions) may result in material dilution or other unfair results to the Fund’s investors or existing shareholders, and irrevocably has approved the liquidation of the Fund, the Corporation’s Board has the authority to suspend redemptions of the Fund’s shares.

ACCOUNT AND SHARE INFORMATION

Voting and Distribution Rights

Shareholders of each Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of the Fund, to participate ratably in the assets of the Fund available for distribution. Each share of a Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in net income and capital gains distributions by the Fund. All shares of each Fund or class in the Corporation have equal voting rights, except that only shares of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Consequently, the holders of more than 50% of the Corporation’s shares of common stock voting for the election of directors can elect the entire Board, and, in such event, the holders of the Corporation’s remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.

The WBCL permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation holds meetings of shareholders as required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.

The shares are redeemable and transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable.

Control Persons and Principal Shareholders

As of November 30, 2012, the following shareholders owned of record or are known by the Corporation to own of record or beneficially more than 5% of a Fund’s outstanding class of shares:

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Low Volatility Equity	Y	State Street Bank and Trust Co IRA Margaret Kryshak c/o BMO Funds 111 E. Kilbourn Ave. Milwaukee, WI 53202	931.0	5.05%

Low Volatility Equity	Y	Ernesto Ramos c/o BMO Funds 111 E. Kilbourn Ave. Milwaukee, WI 53202	12,500.0	67.81%

Low Volatility Equity	Y	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	5,000.0	27.12%

Low Volatility Equity	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	5,000.0	100.00%

Large-Cap Value	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	4,363,901.7	70.50%

Large-Cap Value	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	724,366.5	11.70%

Large-Cap Value	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	4,081,724.3	59.55%

Large-Cap Value	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	1,481,240.7	21.61%

Large-Cap Value	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Drive Oaks PA 19456-9989	861,396.1	12.57%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Dividend Income	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	2,554,798.0	96.98%

Dividend Income	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	3,768,428.7	85.86%

Dividend Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	297,789.2	6.79%

Large-Cap Growth	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	5,005,778.2	68.54%

Large-Cap Growth	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	2,608,399.4	35.78%

Large-Cap Growth	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	3,491,389.7	47.89%

Large-Cap Growth	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	736,940.4	10.11%

Mid-Cap Value	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 101 Montgomery Street San Francisco CA 94104-4151	732,715.4	7.64%

Mid-Cap Value	Y	National Financial Services LLC FBO Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	817,150.3	8.52%

Mid-Cap Value	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	3,801,221.5	39.63%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Mid-Cap Value	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	1,904,486.6	19.86%

Mid-Cap Value	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	3,410,785.9	47.01%

Mid-Cap Value	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	1,839,803.5	25.36%

Mid-Cap Value	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	1,209,556.8	16.67%

Mid-Cap Growth	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	2,789,195.4	59.15%

Mid-Cap Growth	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	673,574.1	14.28%

Mid-Cap Growth	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	2,761,511.5	43.88%

Mid-Cap Growth	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	1,945,433.3	30.91%

Mid-Cap Growth	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	1,010,229.3	16.05%

Small-Cap Value	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	2,630,322.2	98.40%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Small-Cap Value	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	366,783.7	97.16%

Small-Cap Growth	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 101 Montgomery Street San Francisco CA 94104-4151	1,896,742.4	10.75%

Small-Cap Growth	Y	National Financial Services LLC FBO Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	5,465,059.2	30.96%

Small-Cap Growth	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	2,323,509.0	13.16%

Small-Cap Growth	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	2,662,608.9	15.08%

Small-Cap Growth	I	National Financial Services LLC FBO Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,652,291.6	13.25%

Small-Cap Growth	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	3,633,111.5	29.12%

Small-Cap Growth	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	1,831,772.9	14.68%

Small-Cap Growth	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	805,608.0	6.46%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Small-Cap Growth	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	2,569,746.4	20.60%

Pyrford International Stock	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	3,584,910.0	96.97%

Pyrford International Stock	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	5,128,224.0	69.62%

Pyrford International Stock	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	430,993.2	5.85%

Lloyd George Emerging Markets Equity	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	1,195,571.3	95.31%

Lloyd George Emerging Markets Equity	I	Industricorp and Co FBO 1563291237 312 Central Ave SE Ste 508 Minneapolis MN 55414-1166	844,649.4	27.24%

Lloyd George Emerging Markets Equity	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	1,737,269.6	56.03%

Lloyd George Emerging Markets Equity	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Drive Oaks PA 19456-9989	352,362.3	11.36%

Pyrford Global Strategic Return	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	1,161,983.2	98.59%

Pyrford Global Strategic Return	I	City of Annapolis Retirement Plan FBO Police & Firemen Bruce Miller/Shirley Tripodi TTEES 160 Duke of Gloucester St Annapolis MD 21401-2517	2,443,792.8	59.37%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Pyrford Global Strategic Return	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	388,605.7	9.44%

Pyrford Global Strategic Return	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	600,536.6	14.59%

Ultra Short Tax-Free	Y	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Fund Dept PO Box 2052 Jersey City NJ 07303-2052	521,508.4	5.06%

Ultra Short Tax-Free	Y	Maril & Co FBO 98 Marshall & Ilsley Trust Oper Attn Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	1,486,041.0	14.41%

Ultra Short Tax-Free	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	6,080,711.6	58.97%

Ultra Short Tax-Free	I	Vallee & Co FBO 98 c/o Marshall & Ilsley Trust Co NA Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	7,864,258.3	11.91%

Ultra Short Tax-Free	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	3,514,476.9	5.32%

Ultra Short Tax-Free	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	38,779,341.2	58.72%

Short Tax-Free	Y	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	100.0	100.00%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Short Tax-Free	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	45,000.0	100.00%

Short-Term Income	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 101 Montgomery Street San Francisco CA 94104-4151	660,123.6	6.31%

Short-Term Income	Y	Vallee & Co FBO 98 c/o Marshall & Ilsley Trust Co NA Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	934,389.8	8.93%

Short-Term Income	Y	National Financial Services LLC FBO Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	823,284.0	7.87%

Short-Term Income	Y	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	946,509.8	9.05%

Short-Term Income	Y	Pershing LLC 1 Pershing Plz Jersey City, NJ 07399-0002	5,262,804.3	50.31%

Short-Term Income	Y	Mitra Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	543,592.9	5.20%

Short-Term Income	I	Vallee & Co FBO 98 c/o Marshall & Ilsley Trust Co NA Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	2,123,195.7	19.71%

Short-Term Income	I	MAC & Co A/C HTKF0230012 Mutual Fund Operations PO Box 3198 525 William Penn Pl Pittsburgh PA 15230-3198	2,204,998.4	20.47%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Short-Term Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	742,134.7	6.89%

Short-Term Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	1,677,709.6	15.58%

Short-Term Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	3,392,745.3	31.50%

Short-Intermediate Bond	Y	National Financial Services LLC FBO Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,720,123.9	34.89%

Short-Intermediate Bond	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	341,403.4	6.93%

Short-Intermediate Bond	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place, Ste 400 Milwaukee WI 53224-3638	1,602,886.1	32.52%

Short-Intermediate Bond	I	Vallee & Co FBO 98 c/o Marshall & Ilsley Trust Co NA Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	529,708.4	5.10%

Short-Intermediate Bond	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	586,247.5	5.64%

Short-Intermediate Bond	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	5,647,730.9	54.35%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Short-Intermediate Bond	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	607,481.3	5.85%

Short-Intermediate Bond	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	2,413,033.7	23.22%

Intermediate Tax-Free	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 101 Montgomery Street San Francisco CA 94104-4151	34,552,183.7	44.90%

Intermediate Tax-Free	Y	National Financial Services LLC FBO Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	14,835,014.9	19.28%

Intermediate Tax-Free	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	13,236,170.5	17.20%

Intermediate Tax-Free	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	2,890,093.4	9.33%

Intermediate Tax-Free	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	24,802,162.5	80.05%

Government Income	Y	National Financial Services LLC FBO Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	12,045,322.0	67.74%

Government Income	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	1,808,004.9	10.17%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Government Income	I	Vallee & Co FBO 98 c/o Marshall & Ilsley Trust Co NA Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	421,058.7	10.09%

Government Income	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	356,033.7	8.53%

Government Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Drive Oaks PA 19456-9989	475,986.2	11.41%

Government Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Drive Oaks PA 19456-9989	656,379.0	15.73%

Government Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Drive Oaks PA 19456-9989	1,995,974.8	47.84%

TCH Corporate Income	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 101 Montgomery Street San Francisco CA 94104-4151	350,121.9	8.38%

TCH Corporate Income	Y	National Financial Services LLC FBO Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City, NJ 07310-2010	1,425,395.2	34.12%

TCH Corporate Income	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	2,176,249.7	52.09%

TCH Corporate Income	I	MAC & Co A/C HTKF0230012 Attn: Mutual Fund Operations PO Box 3198 525 William Penn Pl Pittsburgh PA 15230-3198	3,874,623.6	53.62%

TCH Corporate Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Drive Oaks PA 19456-9989	863,777.2	11.95%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
TCH Corporate Income	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Drive Oaks PA 19456-9989	1,922,654.4	26.61%

Aggregate Bond	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	26,899,508.0	95.74%

Aggregate Bond	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	16,025,985.8	69.19%

Aggregate Bond	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	4,246,450.5	18.33%

TCH Core Plus Bond	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	8,020,295.5	97.42%

TCH Core Plus Bond	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	5,003,537.1	88.69%

Monegy High Yield	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	5,875,654.8	99.09%

Monegy High Yield	I	Mitra & Co FBO 98 Marshall & Ilsley Trust Oper Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	3,537,235.8	72.26%

Monegy High Yield	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	391,081.4	7.99%

Monegy High Yield	I	SEI Private Trust Co c/o Harris Bank/M&I ID 940 Attn: Mutual Fund Administrator 1 Freedom Valley Dr Oaks PA 19456-9989	813,355.2	16.62%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Government Money Market	Y	Maril & Co M&I Trust Company, NA 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	90,664,533.7	76.20%

Government Money Market	Y	San Pasqual Fiduciary Trust Company 550 S Hope St Ste 550 Los Angeles CA 90071-2612	19,027,271.9	15.99%

Government Money Market	I	Maril & Co M&I Trust Company, NA Attn: ACM 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	176,536,782.1	60.36%

Government Money Market	I	Maril & Co FBO Washington Trust Attn: ACM Dept 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	30,910,668.3	10.57%

Government Money Market	I	Maril & Co FBO Members Trust Company c/o M&I Trust Co Attn: ACM 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	35,637,371.9	12.18%

Government Money Market	I	SEI Private Trust Co c/o Harris Bank NA ID 940 1 Freedom Trail Oaks PA 19456	35,652,898.1	12.19%

Government Money Market	I	Vallee & Co FBO 98 c/o Marshall & Ilsley Trust Co NA Attn: Mutual Funds 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	421,058.7	10.09%

Government Money Market	I	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	356,033.7	8.53%

Government Money Market	I	SEI Private Trust Co c/o Harris Bank NA ID 940 1 Freedom Trail Oaks PA 19456	475,986.2	11.41%

Government Money Market	I	SEI Private Trust Co c/o Harris Bank NA ID 940 1 Freedom Trail Oaks PA 19456	656,379.0	15.73%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Government Money Market	I	SEI Private Trust Co c/o Harris Bank NA ID 940 1 Freedom Trail Oaks PA 19456	1,995,974.8	47.84%

Tax-Free Money Market	Y	Maril and Co Attn: ACM 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	41,016,676.3	24.63%

Tax-Free Money Market	Y	Gretchen Heller TTEE J Andrew Heller TTEE Gretchen Heller 1977 Trust U/A DTD 7/18/77 PO Box 240181 Milwaukee WI 53224-9009	16,982,005.7	10.20%

Tax-Free Money Market	Y	Mary Ellen Heller TTEE James K Heller TTEE Mary Ellen Heller Marital Trust II U/A DTD 04/05/1995 PO Box 240181 Milwaukee WI 53224-9009	8,386,983.6	5.04%

Tax-Free Money Market	Y	Maril & Co FBO Finemark National Bank & Trust 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	22,130,479.8	13.29%

Tax-Free Money Market	Y	SEI Private Trust Co c/o Harris Bank NA ID 940 1 Freedom Trail Oaks PA 19456	8,629,658.6	5.18%

Tax-Free Money Market	Y	BMO Harris Bank N A 111 W Monroe 9 E Chicago IL 60603	9,619,799.7	5.78%

Tax-Free Money Market	Y	Pershing LLC as Agent for its Brokerage Customer Attn: Cash Management Services 1 Pershing Plz Jersey City NJ 07399-0002	39,047,131.3	23.45%

Tax-Free Money Market	I	Maril and Co Attn: ACM 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	150,009,696.8	21.63%

Tax-Free Money Market	I	SEI Private Trust Company c/o North Western Mutual ID 867 Attn: Mutual Funds Administrator 1 Freedom Valley Drive Oaks PA 19456-9989	43,930,927.6	6.33%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Tax-Free Money Market	I	SEI Private Trust Co c/o Harris Bank NA ID 940 1 Freedom Trail Oaks PA 19456	313,413,640.8	45.19%

Tax-Free Money Market	I	BMO Harris Bank N A 111 W Monroe 9 E Chicago IL 60603	43,699,782.5	6.30%

Prime Money Market	Y	Pershing 1 Pershing Plz Jersey City NJ 07399-0002	83,455,894.8	6.42%

Prime Money Market	Y	Maril and Co Attn: ACM 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	944,290,782.9	72.63%

Prime Money Market	Y	Mitra & Co FBO 98 Daily Plans c/o M&I Trust Co NA Attn: MF 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	134,906,909.0	10.38%

Prime Money Market	I	Maril and Co M&I Trust Company, NA Attn: ACM 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	1,443,068,361.7	68.06%

Prime Money Market	I	SEI Private Trust Co c/o Harris Bank NA ID 940 1 Freedom Trail Oaks PA 19456	220,600,761.8	10.40%

The Corporation believes that the entities in the above chart, the holders of record of these shares, are not the beneficial owners of such shares.

Any person who beneficially owns more than 25% of the outstanding shares of a Fund or a class may be considered a “controlling person” of such Fund or class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

As of November 30, 2012, the current officers and directors of the Corporation, as a group, owned less than 1% of any class of each Fund’s outstanding shares.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES?

This section is not intended to be a full discussion of federal income tax laws and does not discuss state, local, or foreign tax laws. Please consult your own tax adviser regarding federal, state, local, or foreign tax considerations.

Fund Taxation

Each Fund has qualified and intends to continue to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to so qualify, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its investment company taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses or the securities of one or more qualified publicly traded partnerships.

To the extent that a Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to shareholders in the form of distributions of investment company taxable income or net capital gain. In the event a Fund fails to qualify as a RIC under Subchapter M, and does not obtain relief from such failure, it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on its taxable net income and gains, and any distributions that the Fund makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation’s other portfolios will be separate from those realized by each Fund.

Each Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of the calendar year. To avoid the imposition of the 4% excise tax, a Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Each Fund intends to make distributions during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s transactions, if any, in forward contracts, options, futures contracts, and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to a Fund, defer a Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. The Funds will monitor their transactions, make the appropriate tax elections, and make the appropriate entries in their books and records when they acquire any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a RIC, and minimize the imposition of federal income and excise taxes.

Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (60/40 gain or loss). Certain other options, futures contracts, and options on futures contracts utilized by the Funds are also Section 1256 contracts. Any Section 1256 contracts held by the Funds at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also marked-to-market with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

A Fund’s entry into a short sale transaction, an option, or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (IRS) may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a RIC. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of investment company taxable income and net capital gain that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive at least 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. In addition, if an MLP in which a Fund invests does not qualify as a “qualified publicly traded partnership” (and is otherwise not taxed as a corporation), the Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income,” and therefore, could adversely affect the Fund’s status as a RIC. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for federal income tax purposes, which may be of particular concern to simple trusts.

If a Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (PFIC), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets produce or are held to produce passive income or 75% or more of its gross income is passive income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a RIC may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Taxation of U.S. Shareholders

With respect to Funds other than the Tax-Exempt Funds (see discussion below), shareholders will be subject to federal income tax on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions of investment company taxable income (which includes any net short-term capital gain in excess of any net long-term capital loss) generally will be taxable to shareholders as ordinary income. However, for taxable years beginning prior to January 1, 2013, the portion of a Fund’s distributions to noncorporate shareholders of investment company taxable income that a Fund reports as attributable to “qualified dividend” income (generally dividends received from U.S. domestic corporations and qualified foreign corporations) generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to noncorporate shareholders at long-term capital gain rates, without regard to how long a shareholder has held shares of a Fund. A portion of a Fund’s distributions of investment company taxable income may qualify in part for the 70% dividends received deduction available to corporate shareholders to the extent that the Fund receives dividend income directly or indirectly from U.S. corporations, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Funds are not eligible for the dividends received deduction when distributed to the Funds’ shareholders. Because no portion of the income of any Fund, other than the Equity Funds and Pyrford Global Strategic Return, will consist of dividends from domestic corporations or qualified foreign corporations, distributions paid by the Funds, other than the Equity Funds and Pyrford Global Strategic Return, are not expected to be eligible for “qualified dividend” treatment when paid to noncorporate shareholders or qualify for the dividends received deduction available to corporate shareholders.

Dividend income received by a Fund and distributed to a Fund shareholder may not be treated as “qualified dividend” income by the shareholder unless the Fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made

(and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. In order for a dividend paid by a foreign corporation to constitute qualified dividend income, the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a PFIC.

In addition to the regular federal income tax, individuals, trusts, and estates are subject to a Medicare tax of 3.8% for tax years beginning after December 31, 2012. For individual taxpayers, the Medicare tax is imposed on the lesser of the taxpayer’s (i) investment income (excluding tax-exempt interest), net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds anticipate that they will make distributions that will be includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, redemption, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

To the extent a Fund is unable to use its capital losses, it may be entitled to a capital loss carryforward, which may reduce the taxable gain that the Fund would realize and on which the shareholder would be subject to federal income tax in the future. Any future capital loss realized by a Fund will generally retain its character as short-term or long-term and may be carried forward indefinitely.

Distributions declared by a Fund during October, November, or December to shareholders of record and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of distributions paid.

Gain or loss realized upon a sale, redemption, or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss on the sale, redemption, or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale, redemption, or exchange of shares will be disallowed if the shareholder acquires other shares of the same Fund (whether through the automatic reinvestment of distributions or otherwise) or substantially identical stock or securities within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale, redemption, or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

Purchasing shares shortly before a distribution may not be advantageous. If the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

Tax-Exempt Funds

Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Tax-Free Money Market (the Tax-Exempt Funds) intend to qualify to pay “exempt interest dividends” by satisfying the Code’s requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of obligations of a state or political subdivision thereof the interest on which is exempt from federal income tax under Section 103(a) of the Code. So long as this and certain other requirements are met, distributions consisting of each such Fund’s net tax-exempt interest income will be exempt interest dividends, which are exempt from regular federal income tax in the hands of the shareholders of the Fund. As discussed below, certain exempt interest dividends may be subject to federal AMT. Distributions of investment company taxable income made by these Funds consisting of income from taxable securities or net short-term capital gains, if any, realized by the

Funds will be taxable to shareholders as ordinary income whether received in cash or additional shares of the Funds. Distributions of net capital gain, if any, realized by the Funds will be taxable to shareholders at long-term capital gain rates. Gains of the Tax-Exempt Funds that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of the accrued market discount on those bonds.

Interest on indebtedness incurred by a shareholder in order to purchase or carry shares in the Tax-Exempt Funds is generally not deductible for federal income tax purposes to the extent that the Fund distributes exempt interest dividends during the taxable year. If a shareholder receives exempt interest dividends with respect to any share of these Funds and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of exempt interest dividends, provided, this rule does not apply to a Fund if it declares exempt interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes these amounts at least monthly. In addition, shareholders will have to include any exempt interest dividends in determining the taxable portion of their social security and railroad retirement benefit payments. Furthermore, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by “private activity bonds” or certain industrial development bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Funds. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Moreover, some or all of the distributions received from the Tax-Exempt Funds may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. The receipt of these exempt interest dividends also may affect a foreign corporate shareholder’s federal “branch profits” tax liability, and an S corporation shareholder’s federal tax on “passive investment income.”

Distributions may be subject to state and local taxation despite their status as exempt interest dividends for federal income tax purposes. As a result, shareholders of a Tax-Exempt Fund should consult their tax advisers to determine whether any portion of the distributions received from the Fund is considered tax exempt in their particular states.

Issuers of securities purchased by the Tax-Exempt Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such securities to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that exempt interest dividends may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such dividends are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.

Tax legislation may, from time to time, include provisions that may affect the supply of, and demand for, tax-exempt securities, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of tax law changes upon the tax-exempt market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.

If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, such Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable distributions actually received) his or her pro rata share of foreign taxes paid by the Fund in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. The Corporation expects that only Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return, and TCH Emerging Markets Bond Fund will qualify to pass through to Fund shareholders foreign taxes paid by the Fund.

If a Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders will not be required to include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

State and Local Taxes

Shareholders may be subject to state and local taxes on distributions received from a Fund (including exempt interest dividends) and on redemptions of Fund shares. Rules of state and local taxation of distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax adviser as to the consequences of these and other state and local tax rules affecting an investment in a Fund.

Backup Withholding and Other Considerations

If a shareholder does not furnish a Fund with a correct social security number or taxpayer identification number, certify that it is correct, and certify that he, she or it is not subject to backup withholding and/or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from all distributions (including exempt interest dividends) and redemption proceeds paid to the shareholder at the rate set forth in the Code. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Taxation of Non-U.S. Shareholders

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable tax treaty).

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally non-refundable 30% tax on distributions of investment company taxable income paid after December 31, 2013 and distributions of net capital gain and the gross proceeds of a sale, redemption, or exchange of Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things, and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. The scope of a Fund’s withholding obligations under FATCA remains unclear until final Treasury Regulations are issued. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign stocks or securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

This federal income tax discussion was drafted to reflect changes to federal income tax laws scheduled to take effect for tax years beginning after December 31, 2012. Any legislation passed by Congress and signed into law late in 2012 that would have the effect of delaying, amending, or repealing such scheduled changes to federal income tax laws is not reflected in this discussion, and the Funds will not update this discussion to reflect any such changes after the effective date of this Statement of Additional Information. Shareholders should consult with their tax adviser to discuss the effect that these federal income tax changes will have upon a shareholder’s investment in a Fund.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local, or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisers.

Cost Basis Reporting

Each Fund is required to report to you and the IRS the cost basis of shares acquired on or after January 1, 2012 (“covered shares”) when you sell, redeem, or exchange such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Funds are not required to determine or report your cost basis in non-covered shares and are not responsible for the accuracy and reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, redemption, or exchange of a share results in a capital gain or loss. If you sell, redeem, or exchange covered shares during any year, the Fund will report the gain or loss, cost basis, and holding period of such covered shares to you and the IRS on Consolidated Form 1099.

A cost basis method is the method by which a Fund determines which specific shares are deemed to be sold, redeemed, or exchanged when you sell, redeem, or exchange less than your entire position in the Fund and have made multiple purchases of Fund shares on different dates at differing net asset values. If you do not affirmatively elect a cost basis method, each Fund will use the average cost method, which averages the basis of all Fund shares in your account regardless of holding period, and shares sold or redeemed are deemed to be those with the longest holding period first. You may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in your covered shares. The default cost basis method applied by a Fund or the alternate method elected by you may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult with your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

DIRECTORS AND OFFICERS

Directors

The Board of Directors is responsible for overseeing the business and affairs of the Corporation. Information regarding the directors of the Corporation, and their age and business experience during the past five years, are shown in the following table. The address of each director is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Each director with two asterisks (**) is deemed to be an “interested person” of the

Corporation as defined in the 1940 Act. Current directors who are not considered to be “interested persons” of the Corporation are referred to in this SAI as “independent directors.” The Corporation currently offers 25 separate portfolios or funds. Information in the following table is as of August 31, 2012 unless otherwise indicated.

INTERESTED DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser(2) Age: 55	Director and President	Since May 1999	Managing Director of the Adviser, since June 2012; Vice President of BMO Harris Bank, since 1998(3); Vice President of the Adviser, from 1998 to 2012.	25	None

Ellen M. Costello(2) Age: 57	Director	Since September 2011	Director, President, and Chief Executive Officer of BMO Financial Corp. and U.S. Country Head, since July 2011; Director, BMO Harris Bank and the Adviser, since 2006; President, and CEO of BMO Financial Corp., from 2006 to July 2011; Director, Chair, and Chief Executive Officer of Harris Bankcorp, Inc., from 2006 to November 2011 and of its wholly-owned subsidiary, Harris N.A., from 2006 to July 2011.	25	None

(1)

Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.

(2)

Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser, and BMO Harris Bank. Ms. Costello is an “interested person” of the Corporation due to the positions that she holds with the Adviser and BMO.

(3)	Effective September 1, 2012, M&I Trust merged into BMO Harris Bank.

INDEPENDENT DIRECTORS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 70	Independent Director	Since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	25	None

Ridge A. Braunschweig Age: 59	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office, since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	25	None

Benjamin M. Cutler Age: 67	Independent Director	Since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004.	25	None

John A. Lubs Age: 64	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010.	25	None

James Mitchell Age: 65	Independent Director	Since March 1999	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001 to 2007.	25	None

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Barbara J. Pope Age: 64	Independent Director	Since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	25	None

(1)

Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.

Some of the independent directors, personally or through business relationships, have banking, investment management, custodial, or borrowing relationships with BMO Harris Bank and other affiliates of the Adviser.

Officers

The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds of the Corporation. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table as of August 31, 2012 unless otherwise indicated.

PRINCIPAL OFFICERS

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 39	Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.

John D. Boritzke Age: 56	Vice President	Elected by the Board annually; since October 2001	Senior Vice President of the Adviser and BMO Harris Bank, since 2008(1); Vice President of the Adviser and BMO Harris Bank, 1993 to 2008.

Stephen R. Oliver Age: 61	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually, Chief Compliance Officer; since July 2008, and Anti-Money Laundering Officer; since January 2009	Vice President of BMO Harris Bank, since March 2006(1); Vice President of M&I Distributors, LLC, since 2007.

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michele L. Racadio Age: 37	Secretary	Elected by the Board annually; since November 2012	Senior Counsel and Vice President of BMO Harris Bank, since 2012; Associate, Godfrey & Kahn, S.C., 2006 to 2012.

(1)	Effective September 1, 2012, M&I Trust merged into BMO Harris Bank.

Board of Directors

The primary responsibility of the Board is to provide oversight of the management of the Funds. The Board is responsible for managing the Funds’ business affairs. During the fiscal year ended August 31, 2012, the Board held eight meetings. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, to which it has delegated certain responsibilities. These Committees are comprised solely of independent directors.

The day-to-day operations of the Funds are managed by the Adviser with assistance from other service providers approved by the Board. The Board, directly and through its Committees, oversees the services provided by the Adviser and other Fund service providers. The Board does not have a chairperson. The President of the Corporation, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to the Funds and independent directors attends all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and Adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities. The Board believes that this structure is appropriate in recognition of the historical relationship between the Funds and the Adviser and its affiliates, the assets and number of the Funds overseen by the Board, and the nature of the Funds’ investments.

As part of its general oversight responsibilities, the Board, directly and through its Committees, is involved in the risk oversight of the Funds. The Funds, the Adviser, and other Fund service providers have adopted policies, procedures and controls to address the Funds’ operational, investment, and compliance risks. The Board and its Committees meet regularly during the year to review, among other information related to the Funds’ operations, the contractual arrangements with the Adviser and other service providers for the Funds, the Funds’ performance, investment strategies, and limitations, and compliance and regulatory matters. The Board, directly and through its Committees, reviews information from the Adviser, other Fund service providers, the Funds’ independent registered public accounting firm and counsel to the Funds, and independent directors to assist it in its oversight responsibilities. The Board reviews the Funds’ performance and meets with the Adviser and Sub-Advisers, as applicable, and the Funds’ portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (CCO) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Funds. The independent directors also meet quarterly with the CCO in executive session. In addition, any material changes to a Fund’s investment objective, strategies, and restrictions must be approved by the Board.

The Audit Committee serves to provide an open avenue of communication among the Board, the Funds’ independent registered public accounting firm and the internal accounting staff serving the Funds. The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee evaluates the independence of and approves the retention of the independent registered public accounting firm to audit the financial statements of the Funds, reviews the results of Fund audits and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Funds. The Audit Committee monitors the accounting policies of the Funds, as well as the work of the independent registered public accounting firm. Messrs. Armel, Braunschweig, Cutler, Lubs, and Mitchell and Ms. Pope (Chair) currently serve as members of the Audit Committee. During the fiscal year ended August 31, 2012, the Audit Committee held three meetings.

The Nominating and Governance Committee oversees the administration of the Corporation’s Governance Guidelines and Procedures. In addition, the Board has adopted a written charter of the Nominating and Governance Committee, pursuant to which the Nominating and Governance Committee evaluates and nominates, or recommends for nomination, candidates for the Board. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. Messrs. Armel (Chair), Braunschweig, Cutler, Lubs, and Mitchell and Ms. Pope currently serve as members of the Nominating and Governance Committee. During the fiscal year ended August 31, 2012, the Nominating and Governance Committee held no meetings.

The Board also oversees a Pricing Committee. The Pricing Committee meets as necessary and is comprised of members of the Adviser and UMB Fund Services, Inc. (UMBFS), the Fund’s sub-administrator. The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments as well as determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, in accordance with the pricing procedures adopted by the Board. Any determinations by the Pricing Committee are subsequently reported to and reviewed by the full Board.

Director Experience and Qualifications

Following is a brief discussion of the experiences and qualifications that led to the conclusion, as of the date of this SAI, that each current Board member should serve as a director of the Corporation. Generally, each director’s professional, business, and educational background, judgment, ability to work effectively with the other directors and commitment to act in the best interests of the Funds were considered in determining his or her qualifications to serve on the Board. With respect to each director, the Board considered, among other factors, the following experiences and qualifications:

The Board considered that Mr. Armel has served as a director since 2006, and that he serves as chair of the Nominating and Governance Committee. The Board also considered his professional and financial industry experience serving as an executive, counsel, and director of various mutual fund complexes. The Board considered the executive, regulatory, investment, and operations experience that Mr. Armel gained over the course of his career and through his financial industry experience.

The Board considered that Mr. Blaser has served as a director and President of the Corporation since 1999, Managing Director of the Adviser since June 2012, and Vice President of BMO Harris Bank since 1998. He also served as Vice President of the Adviser from 1998 to 2012. The Board also considered his professional and financial industry experience serving as chief financial officer for various fund complexes. The Board considered the audit, executive, financial, investment, and operations experience that Mr. Blaser gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Blaser’s positions with the Adviser and BMO Harris Bank, he is involved in the day-to-day management of the Adviser and the Corporation.

The Board considered that Mr. Braunschweig has served as a director of the Corporation since 2009. The Board considered his professional experience serving in various executive positions with CPL Industries, Inc. and his auditing experience. The Board also considered Mr. Braunschweig’s experience serving as an executive and director of a private charitable foundation. The Board considered the audit, executive, financial, and operations experience that Mr. Braunschweig gained over the course of his career.

The Board considered Ms. Costello’s professional experience serving in various positions with BMO entities since 1983, including her most recent appointment as CEO of BMO Financial Corp. and U.S. Country Head. The Board also considered the executive, financial, and operations experience that Ms. Costello gained over the course of her career and through her financial industry experience. The Board also considered that because of Ms. Costello’s positions with BMO, she is involved in the day-to-day management of the Adviser’s parent organization and has responsibility for overseeing the operational transitions following BMO’s acquisition of Marshall & Ilsley Corporation.

The Board considered that Mr. Cutler has served as a director of the Corporation since 2004. The Board considered his professional experience serving in various executive positions with large health insurance companies, including most recently as Chairman, CEO, and President of USHEALTH Group, Inc. The Board also considered the executive, financial, and operations experience that Mr. Cutler gained over the course of his career.

The Board considered that Mr. Lubs has served as a director of the Corporation since 2004. The Board considered his professional experience serving in various executive positions with Mason Companies, Inc. Mr. Lubs also serves as a trustee of Third Order of St. Francis Foundation and of North Bay Trading Co. The Board also considered the executive, financial, and operations experience that Mr. Lubs gained over the course of his career.

The Board considered that Mr. Mitchell has served as a director of the Corporation since 1999. The Board considered his professional experience serving in various executive positions, including most recently as Chief Executive Officer of NOG, Inc. The Board also considered the executive, financial, and operations experience that Mr. Mitchell gained over the course of his career.

The Board considered that Ms. Pope has served as a director of the Corporation since 1999, and that she serves as chair of the Audit Committee. The Board considered her professional experience serving as President of Barbara J. Pope, P.C. and President of Sedgwick Street Fund LLC, as well as her experience as a tax partner at an accounting firm. The Board also considered the executive, financial, and investment experience that Ms. Pope gained over the course of her career.

References to the experience and qualifications of the directors of the Corporation are pursuant to requirements of the SEC, do not constitute holding out the Board or any director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Compensation of Directors

The Corporation pays each independent director an aggregate annual retainer of $60,000. The Corporation does not pay any fees to its interested directors or officers. Neither the Corporation nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses. The following table shows the fees paid to the directors by the Corporation for the fiscal year ended August 31, 2012.

Name	Aggregate Compensation from the Corporation(1)	Total Compensation from the Corporation and Fund Complex Paid to Directors(1)
Larry D. Armel	$60,000	$60,000
Ridge A. Braunschweig	$60,000	$60,000
Benjamin M. Cutler	$60,000	$60,000
John A. Lubs	$60,000	$60,000
James Mitchell	$60,000	$60,000
Barbara J. Pope	$60,000	$60,000

(1)	The BMO Funds Complex currently offers 25 Funds. Each Fund pays an equal portion of the total compensation received by each independent director. Low Volatility Equity, Short Tax-Free, and TCH

Emerging Markets Bond had not commenced operations prior to August 31, 2012, and, therefore, did not pay any share of the total annual fees paid to the Independent Directors.

Board Ownership of Shares in the Fund and in the BMO Funds Family as of December 31, 2011.

Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in BMO Funds
Larry D. Armel Independent Director	Large-Cap Value Mid-Cap Value	$50,001-$100,000 $50,001-$100,000	over $100,000

John M. Blaser Interested Director

Aggregate Bond

Intermediate Tax-Free

Large-Cap Growth

Large-Cap Value

Mid-Cap Growth

Mid-Cap Value

Prime Money Market

Short-Intermediate Bond

Small-Cap Growth

Tax-Free Money Market

Ultra Short Tax-Free

		over $100,000 over $100,000 $10,001-$50,000 over $100,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $50,001-$100,000 over $100,000	over $100,000

Ridge A. Braunschweig Independent Director	Mid-Cap Value Prime Money Market Small-Cap Growth Tax-Free Money Market Ultra Short Tax-Free	over $100,000 $10,001-$50,000 over $100,000 $10,001-$50,000 $50,001-$100,000	over $100,000

Benjamin M. Cutler Independent Director	Pyrford International Stock Ultra Short Tax-Free Short-Term Income Intermediate Tax-Free Government Income Aggregate Bond Prime Money Market	$10,001-$50,000 $50,001-$100,000 over $100,000 over $100,000 over $100,000 over $100,000 $50,000-$100,000	over $100,000

John A. Lubs Independent Director	Large-Cap Growth Large-Cap Value Mid-Cap Growth Mid-Cap Value Small-Cap Growth	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	over $100,000

James Mitchell Independent Director	Lloyd George Emerging Markets Equity Mid-Cap Growth Small-Cap Value Prime Money Market Small-Cap Growth Tax-Free Money Market Ultra-Short Tax-Free	$50,001-$100,000 over $100,000 over $100,000 $50,001-$100,000 over $100,000 over $100,000 over $100,000	over $100,000

Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in BMO Funds
Barbara J. Pope Independent Director	Large-Cap Growth Mid-Cap Growth Mid-Cap Value Prime Money Market Small Cap Growth Tax-Free Money Market	$50,001-$100,000 $50,001-$100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000	over $100,000

Ellen M. Costello Interested Director	N/A	None	None

(1)	Dollar range of shares owned in any Fund that is not identified in this table is “None.”

INFORMATION ABOUT THE ADVISER AND SUB-ADVISERS

Adviser to the Funds

The Funds’ investment adviser is BMO Asset Management Corp., a Delaware corporation headquartered in Chicago, Illinois. Effective June 1, 2012, as part of an internal restructuring M&I Investment Management Corp., a wholly-owned subsidiary of BMO Financial Corp. (BFC), merged with and into Harris Investment Management, Inc., another wholly-owned subsidiary of BFC, and the combined entity was renamed BMO Asset Management Corp. Prior to June 1, 2012, M&I Investment Management Corp. served as the Funds’ investment adviser. The Adviser conducts investment research and makes investment decisions for the Funds, except for Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return, TCH Corporate Income, TCH Core Plus Bond, Monegy High Yield Bond, and TCH Emerging Markets Bond for which the Adviser performs oversight of the Funds’ Sub-Advisers as described below. The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations, and not-for-profit organizations, and is registered as an investment adviser with the SEC. The Adviser shall not be liable to the Corporation, the Funds, or any shareholder of a Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships that affiliates of the Adviser may have. The control persons of the Adviser are described in the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) as filed with the SEC.

As compensation for its advisory services under the investment advisory agreement with the Corporation, each Fund pays the Adviser, on a monthly basis, an annual management fee based on the percentage of the average daily net assets of the Fund (ADNA) as follows:

Fund	Annual Fee as % of ADNA
Low Volatility Equity	0.50%
Large-Cap Value	0.75
Dividend Income	0.50
Large-Cap Growth	0.75
Mid-Cap Value	0.75
Mid-Cap Growth	0.75
Small-Cap Value	0.75

Fund	Annual Fee as % of ADNA
Small-Cap Growth	1.00%
Pyrford International Stock	0.80
Lloyd George Emerging Markets Equity	0.90
Pyrford Global Strategic Return	0.80
Ultra Short Tax-Free	0.20
Short Tax-Free	0.25
Short-Term Income	0.20
Short-Intermediate Bond	0.40
Intermediate Tax-Free	0.30
Government Income	0.40
TCH Corporate Income	0.25
Aggregate Bond	0.40
TCH Core Plus Bond	0.25
Monegy High Yield Bond	0.50
TCH Emerging Markets Bond	0.60
Government Money Market	0.20
Tax-Free Money Market	0.20
Prime Money Market	0.15

The Funds and the Adviser have implemented a fee reduction schedule for the investment advisory fees charged to the Funds (excluding Small-Cap Value, Small-Cap Growth, and Monegy High Yield Bond). The advisory fees are subject to the breakpoints listed in the following table:

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Low Volatility Equity	0.50%	0.49%	0.45%	0.40%
Large-Cap Value	0.75	0.74	0.70	0.65
Dividend Income	0.50	0.49	0.45	0.40
Large-Cap Growth	0.75	0.74	0.70	0.65
Mid-Cap Value	0.75	0.74	0.70	0.65
Mid-Cap Growth	0.75	0.74	0.70	0.65
Pyrford International Stock	0.80	0.79	0.75	0.70
Lloyd George Emerging Markets Equity	0.90	0.89	0.85	0.80
Pyrford Global Strategic Return	0.80	0.79	0.75	0.70
Ultra Short Tax-Free	0.20	0.19	0.10	0.10
Short Tax-Free	0.25	0.24	0.15	0.15
Short-Term Income	0.20	0.19	0.10	0.10
Short-Intermediate Bond	0.40	0.39	0.30	0.25
Intermediate Tax-Free	0.30	0.29	0.20	0.15
Government Income	0.40	0.39	0.30	0.25
TCH Corporate Income	0.25	0.24	0.15	0.10
Aggregate Bond	0.40	0.39	0.30	0.25
TCH Core Plus Bond	0.25	0.24	0.15	0.10
TCH Emerging Markets Bond	0.60	0.59	0.55	0.55

The advisory fees for the Money Market Funds are subject to the breakpoints listed in the following table:

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free Money Market	0.200	0.185	0.170	0.155	0.140
Prime Money Market	0.150	0.135	0.120	0.105	0.090

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a Fund’s business, and Acquired Fund Fees and Expenses) from exceeding the percentage of the average daily net assets of each class of the following Funds (the “Expense Limit”), as set forth below. The Adviser may not terminate this arrangement prior to December 31, 2013 unless the investment advisory agreement is terminated.

Fund	Expense Limit
Low Volatility Equity Investor Class Institutional Class	0.90 0.65	% %
Large-Cap Value Investor Class Institutional Class	1.24 0.99
Dividend Income Investor Class Institutional Class	0.90 0.65
Large-Cap Growth Investor Class Institutional Class	1.24 0.99
Mid-Cap Value Investor Class Institutional Class	1.24 0.99
Mid-Cap Growth Investor Class Institutional Class	1.24 0.99
Small-Cap Value Fund Investor Class Institutional Class	1.24 0.99
Small-Cap Growth Investor Class Institutional Class	1.44 1.19
Pyrford International Stock Investor Class Institutional Class	1.24 0.99
Lloyd George Emerging Markets Equity Investor Class Institutional Class	1.40 1.15
Pyrford Global Strategic Return Investor Class Institutional Class	1.24 0.99

Fund	Expense Limit
Ultra Short Tax-Free Investor Class Institutional Class	0.55 0.30%
Short Tax-Free Investor Class Institutional Class	0.55 0.40
Short-Term Income Investor Class Institutional Class	0.60 0.35
Short-Intermediate Bond Investor Class Institutional Class	0.80 0.55
Intermediate Tax-Free Investor Class Institutional Class	0.55 0.50
Government Income Investor Class Institutional Class	0.80 0.55
TCH Corporate Income Investor Class Institutional Class	0.59 0.55
Aggregate Bond Investor Class Institutional Class	0.80 0.55
TCH Core Plus Bond Investor Class Institutional Class	0.59 0.55
Monegy High Yield Bond Investor Class Institutional Class	0.90 0.65
TCH Emerging Markets Bond Investor Class Institutional Class	1.00 0.85
Government Money Market Investor Class Institutional Class	0.45 0.20
Tax-Free Money Market Investor Class Institutional Class	0.45 0.20
Prime Money Market Investor Class Institutional Class	0.45 0.20

In addition, the Adviser may voluntarily waive any portion of its management fee for a Fund. Any such voluntary waivers by the Adviser may be terminated at any time in the Adviser’s sole discretion.

For the fiscal periods ended August 31, 2012, 2011 and 2010, the Adviser was entitled to receive the management fees shown below. During those same periods, the Adviser and/or its affiliates voluntarily waived or reimbursed the amounts shown below. No management fee information is provided for Low Volatility Equity, Short Tax-Free, or TCH Emerging Markets Bond because these Funds were not offered for sale prior to August 31, 2012.

Management Fee/Fees Waived and Expenses Reimbursed
For the Fiscal Year Ended August 31
Fund	2012	2011	2010
Large-Cap Value	$1,088,832/$85,127	$1,326,226/$86,258	$1,418,424/$107,603
Dividend Income(1)	$193,604/$98,096	N/A	N/A
Large-Cap Growth	$1,300,472/$82,389	$1,456,360/$89,103	$1,306,040/$121,625
Mid-Cap Value	$1,759,852/$40,853	$2,034,833/$50,160	$1,796,898/$95,430
Mid-Cap Growth	$1,792,444/$16,774	$2,037,346/$9,103	$1,604,163/$80,635
Small-Cap Value(2)	$209,240/$142,889	$100,341/$76,309	N/A
Small-Cap Growth	$5,445,248/$106,776	$5,392,313/$120,833	$3,298,329/$232,048
Pyrford International Stock(1)	$550,224/$104,318	N/A	N/A
Lloyd George Emerging Markets Equity	$492,040/$273,456	$683,757/$249,671	$584,425/$297,122
Pyrford Global Strategic Return(1)	$204,890/$117,709	N/A	N/A
Ultra Short Tax-Free(3)	$1,131,162/$377,648	$685,571/$352,077	$300,086/$241,806
Short-Term Income	$336,586/$203,865	$247,788/$217,085	$229,245/$227,415
Short-Intermediate Bond	$640,779/$185,986	$667,363/$221,684	$705,216/$246,953
Intermediate Tax-Free	$2,189,256/$0	$1,798,206/$473,335	$1,561,093/$789,335
Government Income	$930,601/$310,900	$1,229,480/$384,428	$1,696,641/$447,479
Corporate Income	$284,296/$6,252	$190,169/$59,621	$105,063/$126,112
Aggregate Bond	$2,078,665/$96,180	$1,537,272/$149,770	$1,085,081/$253,203
Core Plus Bond	$340,394/$0	$214,324/$36,983	$168,410/$117,197
Monegy High Yield Bond(1)	$268,062/$105,928	N/A	N/A
Government Money Market	$977,697/$725,861	$1,089,675/$696,259	$1,549,651/$684,702
Tax-Free Money Market	$1,704,151/$747,740	$1,885,833/$793,188	$1,880,660/$826,835
Prime Money Market	$4,856,310/$416,951	$5,311,837/$312,634	$5,993,049/$443,914

(1)

The fees paid in 2012 by Dividend Income, Pyrford International Stock, Global Strategic Return, and Monegy High Yield Bond are for the period from December 29, 2011, the Funds’ inception date, to August 31, 2012, the end of the Funds’ fiscal year.

(2)	The fees paid in 2011 by Small-Cap Value are for the period from February 28, 2011, the Fund’s inception date, to August 31, 2011, the end of the Fund’s fiscal year.
(3)	The fees paid in 2010 by Ultra Short Tax-Free are for the period from September 30, 2009, the Fund’s inception date, to August 31, 2010, the end of the Fund’s fiscal year.

Sub-Advisers to Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return, TCH Corporate Income, TCH Core Plus Bond, Monegy High Yield Bond, and TCH Emerging Markets Bond

It is the Adviser’s responsibility to select sub-advisers for Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return, TCH Corporate Income, TCH Core Plus Bond, Monegy High Yield Bond, and TCH Emerging Markets Bond and to review each Sub-Adviser’s performance. Pyrford is the sub-adviser to Pyrford International Stock and Pyrford Global Strategic Return. LGM(E) is the sub-adviser to Lloyd George Emerging Markets Equity. TCH is the sub-adviser to TCH

Corporate Income, TCH Core Plus Bond, and TCH Emerging Markets Bond. Monegy is the sub-adviser to Monegy High Yield Bond. The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter by monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic, and written consultations. In evaluating the Sub-Advisers, the Adviser considers, among other factors, their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities, and financial strength; and quality of service and client communications. The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Corporation’s Board whether their sub-advisory agreements should be renewed, modified, or terminated. The Adviser provides written reports to the Board regarding the results of its evaluation and monitoring functions. The Adviser is also responsible for conducting all operations of the Funds, except those operations contracted to the Sub-Advisers, the custodian, the transfer agent, and the administrator. Although the Sub-Advisers’ activities are subject to oversight by the Board and officers of the Corporation, neither the Board, the officers, nor the Adviser evaluates the investment merits of the Sub-Advisers’ individual security selections. The Sub-Advisers have complete discretion to purchase, manage, and sell portfolio securities for their respective Funds, subject to the Fund’s investment objective, policies, and limitations. The control persons of each Sub-Adviser are described in each Sub-Adviser’s Form ADV as filed with the SEC.

Pyrford is a registered investment adviser that is a wholly-owned subsidiary of the Bank of Montreal Capital Markets (Holdings) Ltd, a BMO Financial Group company. As part of BMO’s private client group, Pyrford provides wealth management services to clients in North America, the Middle East, UK, and Europe. Pyrford’s address is 79 Grosvenor Street, London, U.K. For its services to each of Pyrford International Stock and Pyrford Global Strategic Return, the Adviser pays Pyrford a fee at the rate of forty percent (40%) of the gross advisory fee received by the Adviser.

LGM(E) is an investment advisory firm founded in 1995 that specializes in Asia Pacific, global emerging market, and frontier market entities, and provides investment management services to pension funds, foundations, government organizations, high net worth individuals, hedge funds, and other funds sponsored by its parent Lloyd George Management (Bermuda) Limited (LGM). LGM(E) is a wholly-owned subsidiary of LGM and an indirect wholly-owned subsidiary of BMO. LGM(E)’s address is 78 Brook Street, London, United Kingdom. For its services to Lloyd George Emerging Markets Equity, LGM(E), a registered investment adviser, receives a fee at the annual rate of forty percent (40%) of the gross advisory fee received by the Adviser. From December 29, 2011 to December 28, 2012, Lloyd George Management (Hong Kong) Limited, another subsidiary of LGM, served as the subadviser to Lloyd George Emerging Markets Equity. The subadvisory agreement was transferred to LGM(E) effective December 28, 2012.

TCH is a Delaware limited liability company and an investment adviser registered with the SEC. TCH provides investment management services to investment companies, pension, and profit sharing plans, state or municipal government entities, corporations, charitable organizations, and individuals. TCH is a majority-owned subsidiary of the Adviser. For its services to TCH Corporate Income, TCH Core Plus Bond, and TCH Emerging Markets Bond, the Adviser pays TCH a fee at the rate of forty percent (40%) of the gross advisory fee received by the Adviser.

Monegy is a registered investment adviser that provides investment management services to institutional investors in the United States, Canada, and Australia and has been an investment adviser since 1999. Monegy is wholly-owned by the Adviser. Monegy’s address is 302 Bay Street, 12th Floor, Toronto, ON, Canada M5X 1A1. For its services to Monegy High Yield Bond, the Adviser pays Monegy a fee at the rate of forty percent (40%) of the gross advisory fee received by the Adviser.

All fees of the Sub-Advisers are paid by the Adviser. BMO is the ultimate parent company of the Adviser, Pyrford, LGM(E), TCH, and Monegy. Accordingly, the Adviser, Pyrford, LGM(E), TCH, and Monegy are affiliates.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Funds’ Prospectus, the portfolio managers listed below are responsible for the day-to-day management of the Funds. With respect to the Funds for which one portfolio manager is listed in the following table, such portfolio manager is solely responsible for the day-to-day management of the Fund and is primarily responsible for the day-to-day management of the other accounts set forth in the table. In the case of the Funds for which more than one portfolio manager is listed in the following table, such portfolio managers are jointly responsible for the day-to-day management of the applicable Fund and the other accounts are generally managed jointly with the other portfolio manager(s). Unless noted otherwise, none of the mutual fund clients listed in the table pays a performance-based fee to the Adviser or Sub-Advisers.

Other Accounts Managed by the Portfolio Managers As of August 31, 2012

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Low Volatility Equity
Jason Hans	2	72 million	6	1.923 billion	—	—	138	3.128 billion	—	—
Ernesto Ramos	3	91 million	10	2.300 billion	—	—	153	3.709 billion	—	—
Large-Cap Value
Jason Hans	2	72 million	6	1.923 billion	—	—	138	3.128 billion	—	—
Ernesto Ramos	3	91 million	10	2.300 billion	—	—	153	3.709 billion	—	—
Daniel L. Sido	2	72 million	8	2.001 billion	—	—	135	2.995 billion	—	—
Dividend Income
Daniel P. Brown	—	—	1	68 million	—	—	717	637 million	—	—
Ernesto Ramos	3	91 million	10	2.300 billion	—	—	153	3.709 billion	—	—
Large-Cap Growth
Jason Hans	2	72 million	6	1.923 billion	—	—	138	3.128 billion	—	—
Ernesto Ramos	3	91 million	10	2.300 billion	—	—	153	3.709 billion	—	—
Daniel L. Sido	2	72 million	8	2.001 billion	—	—	135	2.995 billion	—	—
Mid-Cap Value
Gregory S. Dirkse	—	—	—	—	—	—	37	61 million	—	—
Matthew B. Fahey	—	—	—	—	—	—	37	61 million	—	—
Brian J. Janowski	—	—	—	—	—	—	37	61 million	—	—
Mid-Cap Growth
Patrick M. Gundlach	—	—	—	—	—	—	114	278 million	—	—
Kenneth S. Salmon	—	—	—	—	—	—	114	278 million	—	—
Small-Cap Value
Gregory S. Dirkse	—	—	—	—	—	—	37	61 million	—	—
Matthew B. Fahey	—	—	—	—	—	—	37	61 million	—	—
Brian J. Janowski	—	—	—	—	—	—	37	61 million	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Small-Cap Growth
Patrick M. Gundlach	—	—	—	—	—	—	114	278 million	—	—
Kenneth S. Salmon	—	—	—	—	—	—	114	278 million	—	—
Pyrford International Stock
Bruce Campbell (Pyrford)	1	19 million	7	1.063 billion	—	—	27	2.348 billion	—	—
Tony Cousins (Pyrford)	1	19 million	7	1.063 billion	—	—	27	2.348 billion	—	—
Daniel McDonagh (Pyrford)	1	19 million	7	1.063 billion	—	—	27	2.348 billion	—	—
Paul Simons (Pyrford)	1	19 million	7	1.063 billion	—	—	27	2.348 billion	—	—
Lloyd George Emerging Markets Equity
Irina Hunter (Lloyd George)	—	—	3	337.5 million	1	11.0 million	—	—	—	—
Robert Lloyd George (Lloyd George)	—	—	9	464.3 million	6	110.9 million	—	—	—	—
Rasmus Nemmoe (Lloyd George)(1)	—	—	1	22.1 million	1	11.0 million	—	—	—	—
Pyrford Global Strategic Return
Suhail Arain (Pyrford)	3	197 million	5	1.857 billion	—	—	32	3.643 billion	—	—
Bruce Campbell (Pyrford)	3	197 million	5	1.857 billion	—	—	32	3.643 billion	—	—
Tony Cousins (Pyrford)	3	197 million	5	1.857 billion	—	—	32	3.643 billion	—	—
Daniel McDonagh (Pyrford)	3	197 million	5	1.857 billion	—	—	32	3.643 billion	—	—
Paul Simons (Pyrford)	3	197 million	5	1.857 billion	—	—	32	3.643 billion	—	—
Ultra Short Tax-Free
Craig J. Mauermann	—	—	—	—	—	—	18	416 million	—	—
Duane A. McAllister	—	—	—	—	—	—	269	1.654 billion	—	—
Short Tax-Free
Duane A. McAllister	—	—	—	—	—	—	269	1.654 billion	—	—
Erik R. Schleicher	—	—	—	—	—	—	254	1.278 billion	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Short-Term Income
Peter J. Arts	3	1.715 billion	1	45 million	—	—	78	2.642 billion	—	—
Boyd R. Eager	3	1.715 billion	1	45 million	—	—	78	2.642 billion	—	—
Vincent S. Russo	—	—	—	—	—	—	189	2.310 billion	—	—
Short-Intermediate Bond
Andrew Reed	—	—	—	—	—	—	131	1.294 billion	—	—
Vincent S. Russo	—	—	—	—	—	—	189	2.310 billion	—	—
Jason D. Weiner	—	—	—	—	—	—	157	2.163 billion	—	—
Intermediate Tax-Free
John D. Boritzke	—	—	—	—	—	—	251	1.238 billion	—	—
Duane A. McAllister	—	—	—	—	—	—	269	1.654 billion	—	—
Government Income
Daniel P. Byrne	—	—	—	—	—	—	16	376 million	—	—
David M. Komberec	—	—	1	1.732 billion	—	—	23	54 million	—	—
Jason D. Weiner	—	—	—	—	—	—	157	2.163 billion	—	—
TCH Corporate Income
Tere Alvarez Canida (TCH)	1	71 million	—	—	—	—	63	7.210 million	—	—
William J. Canida (TCH)	1	71 million	—	—	—	—	63	7.210 million	—	—
Alan M. Habacht (TCH)	1	71 million	—	—	—	—	63	7.210 million	—	—
Scott M. Kimball (TCH)	1	71 million	—	—	—	—	63	7.210 million	—	—
Daniela Mardarovici (TCH)	—	—	—	—	—	—	35	1.189 billion	—	—
Aggregate Bond
Daniel P. Byrne	—	—	—	—	—	—	16	376 million	—	—
Andrew Reed	—	—	—	—	—	—	131	1.294 billion	—	—
Vincent S. Russo	—	—	—	—	—	—	189	2.310 billion	—	—
Jason D. Weiner	—	—	—	—	—	—	157	2.163 billion	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
TCH Core Plus Bond
Tere Alvarez Canida (TCH)	1	71 million	—	—	—	—	63	7.210 million	—	—
William J. Canida (TCH)	1	71 million	—	—	—	—	63	7.210 million	—	—
Alan M. Habacht (TCH)	1	71 million	—	—	—	—	63	7.210 million	—	—
Scott M. Kimball (TCH)	1	71 million	—	—	—	—	63	7.210 million	—	—
Daniela Mardarovici (TCH)	—	—	—	—	—	—	35	1.189 billion	—	—
Monegy High Yield Bond
Lori J. Marchildron (Monegy)	1	62 million	3	428 million	—	—	5	1.452 million	—	—
Sadhana Valia (Monegy)	1	62 million	3	428 million	—	—	5	1.452 million	—	—
TCH Emerging Markets Bond
Tere Alvarez Canida (TCH)	1	71 million	—	—	—	—	63	7.210 million	—	—
William J. Canida (TCH)	1	71 million	—	—	—	—	63	7.210 million	—	—
Alan M. Habacht (TCH)	1	71 million	—	—	—	—	63	7.210 million	—	—
Scott M. Kimball (TCH)	1	71 million	—	—	—	—	63	7.210 million	—	—
Daniela Mardarovici (TCH)	—	—	—	—	—	—	35	1.189 billion	—	—

(1)	As of November 30, 2012.

Conflicts of Interest

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Funds, which may have different investment guidelines and objectives. In addition to the Funds, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts, and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Funds, they may track the same benchmarks or indexes as the Funds track, and they may sell securities that are eligible to be held, sold or purchased by the Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including a Fund.

To address and manage these potential conflicts of interest, each of the Adviser, Pyrford, LGM(E), TCH, and Monegy has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices, and oversight by investment management, and/or compliance departments.

Compensation of Portfolio Managers

Adviser

Compensation for the Adviser’s portfolio managers consists of base salary, which is monitored to ensure competitiveness in the external marketplace. In addition to base salary, portfolio managers have a portion of their compensation tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Investment professionals may also receive bonuses of restricted share units or other units linked to the performance of BMO.

Pyrford

Compensation for Pyrford’s portfolio managers consists of basic remuneration, which is benchmarked to the external marketplace to ensure it remains competitive. In addition, investment personnel have a portion of their remuneration, over and above base salary, tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Investment professionals may also receive bonuses of restricted share units or other units linked to the performance of BMO or Pyrford.

LGM(E)

Compensation for LGM(E)’s portfolio managers consists of three components: (1) competitive base salary; (2) discretionary bonus; and (3) long-term incentive program (deferred stock units and/or stock options of BMO). Each portfolio manager’s discretionary bonus is based on the performance of his or her portfolios, as well as his or her contribution to the team as a whole and the overall financial success of the firm. The long-term incentive program is structured so that portfolio managers earn an allocation tied to the firm’s results. This program has a rolling vesting feature designed to provide continuity within the senior professional group.

TCH

Compensation for TCH’s portfolio managers includes an annual base salary with an additional bonus based on the profits of the company. The portfolio managers’ compensation is not based on the performance of the individual Funds. Compensation is not directly based on the value of assets held in the Funds’ portfolios.

Monegy

Compensation for Monegy’s portfolio managers consists of three components: (1) base salary; (2) short-term incentive program (annual bonus); and (3) long-term incentive program (deferred stock units and/or stock options of BMO). Each individual’s annual bonus combines individual contribution with overall firm performance, and the High Yield Team’s bonus pool is funded by a portion of its before-tax profits. Portfolio manager compensation is tied to performance of the composites relative to their respective benchmarks as well as to the overall growth of assets under management.

The compensation program has a dual mandate to align the investment team’s interests with those of the client, and to attract and retain high caliber investment professionals. Senior management relies on Human Resources professionals to conduct periodic industry surveys, typically on an annual basis, to determine appropriate market levels of base and total compensation for all investment professionals.

With respect to any perceived conflicts of interest relating to the payment model, the risk management focus of the investment process drives all key decision making. Likewise, individual compensation is weighted more toward long term profit from fee-based client relationships than it is on short term performance, which further motivates the team to achieve stable long-term fee-based relationships through consistent benchmark outperformance and capital preservation. Finally, the deferred equity-linked component of the incentive compensation plan promotes a long-term interest in firm value.

Ownership of Fund Shares by Portfolio Managers

As of August 31, 2012, the portfolio managers beneficially owned shares of the Funds they manage having a value within the range shown below.

Fund/Portfolio Manager	Dollar Range of Shares Owned
Low Volatility Equity
Jason C. Hans(1)	None
Ernesto Ramos(1)	Over $100,000
Large-Cap Value
Jason Hans	None
Ernesto Ramos	None
Daniel L. Sido	None
Dividend Income
Daniel P. Brown	None
Ernesto Ramos	None
Large-Cap Growth
Jason Hans	None
Ernesto Ramos	None
Daniel L. Sido	None
Mid-Cap Value
Gregory S. Dirkse	$50,001 – $100,000
Matthew B. Fahey	$100,001 – $500,000
Brian J. Janowski	$10,001 – $50,000

Fund/Portfolio Manager	Dollar Range of Shares Owned
Mid-Cap Growth
Patrick M. Gundlach	$100,001 – $500,000
Kenneth S. Salmon	$100,001 – $500,000
Small-Cap Value
Gregory S. Dirkse	None
Matthew B. Fahey	$10,001 – $50,000
Brian J. Janowski	None
Small-Cap Growth
Patrick M. Gundlach	$10,001 – $50,000
Kenneth S. Salmon	None
Pyrford International Stock
Bruce Campbell (Pyrford)	None
Tony Cousins (Pyrford)	None
Daniel McDonagh (Pyrford)	None
Paul Simons (Pyrford)	None
Lloyd George Emerging Markets Equity
Irina Hunter (LGM(E))	None
Robert Lloyd George (LGM(E))	None
Rasmus Nemmoe (LGM(E))(1)	None
Pyrford Global Strategic Return
Suhail Arain (Pyrford)	None
Bruce Campbell (Pyrford)	None
Tony Cousins (Pyrford)	None
Daniel McDonagh (Pyrford)	None
Paul Simons (Pyrford)	None
Ultra Short Tax-Free
Craig J. Mauermann	None
Duane A. McAllister	None
Short Tax-Free
Duane A. McAllister(1)	None
Erik R. Schleicher(1)	None
Short-Term Income
Peter J. Arts	None
Boyd R. Eager	None
Vincent S. Russo	None
Short-Intermediate Bond
Andrew Reed	None
Vincent S. Russo	$10,001 – $50,000
Jason D. Weiner	$100,001 – $500,000
Intermediate Tax-Free
John D. Boritzke	None
Duane A. McAllister	$10,001 – $50,000
Government Income
Daniel P. Byrne	None
David M. Komberec	None
Jason D. Weiner	None
TCH Corporate Income
Tere Alvarez Canida (TCH)	None
William J. Canida (TCH)	None
Alan M. Habacht (TCH)	None
Scott M. Kimball (TCH)	None
Daniela Mardarovici (TCH)	None

Fund/Portfolio Manager	Dollar Range of Shares Owned
Aggregate Bond
Daniel P. Byrne	None
Andrew Reed	None
Vincent S. Russo	None
Jason D. Weiner	None
TCH Core Plus Bond
Tere Alvarez Canida (TCH)	None
William J. Canida (TCH)	None
Alan M. Habacht (TCH)	None
Scott M. Kimball (TCH)	None
Daniela Mardarovici (TCH)	None
Monegy High Yield Bond
Lori J. Marchildron (Monegy)	None
Sadhana Valia (Monegy)	None
TCH Emerging Markets Bond
Tere Alvarez Canida (TCH)(1)	None
William J. Canida (TCH)(1)	None
Alan M. Habacht (TCH)(1)	None
Scott M. Kimball (TCH)(1)	None
Daniela Mardarovici (TCH)(1)	None

(1)	As of December 3, 2012.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated the authority to vote proxies relating to the securities held in the Funds’ portfolios to the Adviser and, in the case of Pyrford International Stock, Lloyd George Emerging Markets Equity, and Pyrford Global Strategic Return, has authorized the Adviser to delegate its authority to vote proxies to the Sub-Adviser on behalf of the Fund. Due to the Funds’ proposed investments in fixed income securities, the Adviser does not anticipate voting proxies on behalf of the Money Market Funds or Income Funds.

Adviser’s Proxy Voting Policy and Guidelines

The Adviser has adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients. The policies and procedures were developed by a Proxy Advisory Committee established by the Adviser with certain affiliates of BMO Financial Corp. The proxy policies and procedures generally address issues related to boards of directors, compensation plans, auditors, and shareholder rights. In situations where there is a conflict of interest, the Adviser will obtain a proxy voting recommendation from an independent proxy voting advisory service and will ultimately vote proxies in the best economic interests of clients without consideration of any benefit to the Adviser or its affiliates.

Pyrford’s Proxy Voting Policies and Procedures

It is Pyrford’s policy to consider every resolution individually and to cast a proxy on each issue; the sole criteria for reaching these voting decisions is the financial interests of the client. This is part of Pyrford’s broader fiduciary responsibility to its clients. Pyrford’s practice in voting proxies clearly reflects the issues that it considers important in making investments. Pyrford seeks to invest in well financed companies with a strong management team and sound strategy that is capable of delivering attractive earnings and dividend growth over the long term. It is in this way that Pyrford believes its clients will achieve the best investment performance. Pyrford will therefore support management in any proposals which, in Pyrford’s opinion, further these aims;

conversely, Pyrford will oppose any resolutions that it believes detract from the company’s growth prospects. However, Pyrford firmly believes that it is the job of management rather than shareholders to run companies on an operational basis. If Pyrford believes that management is doing a poor job in running the company or following a flawed strategy that is likely to result in impaired shareholder value, it considers that the best remedy for its clients is to sell the stock. Pyrford believes that reinvesting in a different company with a better strategy and growth prospects is definitely preferable to indulging in a prolonged proxy voting battle with management. Although Pyrford votes on a case by case basis judged by overall shareholder interests, it considers guidelines set forth in its Proxy Voting Policies with respect to certain issues designated therein.

Pyrford has retained RiskMetrics to provide administrative services related to proxy voting. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of clients, Pyrford will vote in accordance with its voting policy or, with respect to case-by-case determinations, without consideration of any benefit to Pyrford, its affiliates, its employees, or any other party.

LGM(E)’s Proxy Voting Policies and Procedures

Unless a client specifies to the contrary in the client’s agreement with LGM(E), LGM(E) is responsible for the proxy voting of stocks held in the client’s account. LGM(E) has adopted and implemented proxy voting policies and procedures that it believes to be reasonably designed to ensure that proxies are voted in the best interest of its clients, and in accordance with its fiduciary duties, with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and with the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

LGM(E) will normally vote proxies in accordance with these guidelines unless it determines that it is in the best economic interests of the clients to vote contrary to the guidelines. LGM(E)’s voting guidelines generally address issues related to boards of directors, auditors, equity-based compensation plans, and shareholder rights.

A conflict of interest may exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with LGM(E). When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the clients, LGM(E) will vote in accordance with its written guidelines or seek the client’s instructions before voting.

TCH’s Proxy Voting Policies and Procedures

TCH, the Sub-Adviser to TCH Corporate Income, TCH Core Plus Bond, and TCH Emerging Markets Bond, does not anticipate voting proxies on behalf of these Funds due to their proposed investments in bonds and other non-voting fixed-income securities.

Monegy’s Proxy Voting Policies and Procedures

Monegy, the Sub-Adviser to Monegy High Yield Bond, does not anticipate voting proxies on behalf of this Fund due to its proposed investments in bonds and other non-voting fixed-income securities.

Proxy Voting Record

Each Fund is required to disclose annually its proxy voting record for the most recent 12-month period ended June 30 and files it with the SEC by August 31. Each Fund’s proxy voting record will be available at that time without charge, either upon request, by calling toll free, 1-800-236-FUND (3863), or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about the Funds’ portfolio holdings to any third party, except as permitted by the Corporation’s policy regarding disclosure of portfolio holdings (Disclosure Policy). This Disclosure Policy also applies to the Adviser, Sub-Advisers and BMO Harris Bank. Pursuant to the Disclosure Policy, information about the Funds’ portfolio holdings may be disclosed as required by SEC regulations and in the following circumstances:

•	As required by SEC regulations, a Fund’s portfolio holdings are disclosed in publicly available filings with the SEC including Form N-CSR, Form N-Q, and Form N-MFP;

•	Fund portfolio holdings may be disclosed in regulatory filings (including in Form N-CSRs, Form N-Qs, and Form N-MFPs);

•

Fund portfolio holdings may be disclosed from time to time, to the Funds’ service providers, including the administrator, sub-administrator, custodians, fund accountant, transfer agent, independent accountant, legal counsel, and financial printer, in connection with the fulfillment of their duties to the Funds and the Corporation;

•

Each Fund (other than the Money Market Funds) makes a complete list of its portfolio holdings publicly available on the Funds’ website, http://www.bmofundsus.com, approximately thirty days after the end of each month;

•	The Funds’ portfolio holdings as of each month end are disclosed to certain approved institutional databases and rating agencies that rate a Fund; and

•

Each Money Market Fund’s portfolio holdings as of the last business day of the preceding month is posted on the Funds’ website no later than five business days after the end of the month and remains posted on the website for a minimum of six months thereafter.

The Corporation is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities prior to public availability without prior approval of the Board. Third parties who receive portfolio holdings information are subject to restrictions by contract or by law that prohibit the disclosure or misuse of the holdings information to ensure that the information remains confidential. No compensation or other consideration may be received by the Funds, the Adviser, Sub-Advisers, or BMO Harris Bank in connection with the disclosure of portfolio holdings in accordance with this policy. The Funds’ Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.

The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

BROKERAGE TRANSACTIONS

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

The Adviser is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups, and mark-downs.

In executing transactions on behalf of the Funds, the Adviser has no obligation to deal with any particular broker or dealer. Rather, the Adviser seeks to obtain the best qualitative execution. The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below. Recognizing the value of the range of services, the Funds may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:

•	furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

•	furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and

•	effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In selecting brokers, the Adviser considers quality of investment research and brokerage services; communication of such information; trade execution pricing, capability, and efficiency; and the appropriateness of the commission rate. Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy. In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size. While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.

The Adviser places portfolio transactions for other advisory accounts in addition to the Funds. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of their accounts; that is, not all of such services may be used by the Adviser in connection with the Funds. The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. The Adviser believes any such costs to the Funds, however, will not be disproportionate to the benefits received by the Funds on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.

The following table shows aggregate total commissions paid by each Fund to brokers that provide brokerage and research services to the Adviser and/or Sub-Advisers and the aggregate principal value of the transactions for the fiscal year ended August 31, 2012. Brokerage commission information is not provided for Low Volatility Equity, Short Tax-Free, and TCH Emerging Markets Bond because these Funds were not offered for sale prior to August 31, 2012.

Fund	Brokerage Commissions Paid to Brokers Who Provided Brokerage and Research Services	Principal Value of Transactions
Large-Cap Value	$179,033	$316,189,610
Dividend Income(1)	66,621	88,477,019
Large-Cap Growth	228,815	573,423,639
Mid-Cap Value	219,111	165,548,445
Mid-Cap Growth	510,194	377,734,925

Fund	Brokerage Commissions Paid to Brokers Who Provided Brokerage and Research Services	Principal Value of Transactions
Small-Cap Value	$52,013	$32,185,298
Small-Cap Growth	1,649,903	863,545,706
Pyrford International Stock(1)	194,305	128,741,239
Lloyd George Emerging Markets Equity	100,393	96,790,835
Pyrford Global Strategic Return(1)	38,357	17,349,301
Ultra Short Tax-Free	N/A	N/A
Short-Term Income	N/A	N/A
Short-Intermediate Bond	N/A	N/A
Intermediate Tax-Free	N/A	N/A
Government Income	N/A	N/A
TCH Corporate Income	N/A	N/A
Aggregate Bond	N/A	N/A
TCH Core Plus Bond	N/A	N/A
Monegy High Yield Bond(1)	4,170	12,817,186
Government Money Market	N/A	N/A
Tax-Free Money Market	N/A	N/A
Prime Money Market	N/A	N/A

(1)

Amounts for Dividend Income, Pyrford International Stock, Pyrford Global Strategic Return, and Monegy High Yield Bond are for the period from December 29, 2011, the Funds’ inception date, to August 31, 2012, the end of the Funds’ fiscal year.

The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and other advisory accounts. There can be no assurance that a particular purchase or sale opportunity will be allocated to a Fund. In making allocations between the Funds, and between a Fund and other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

For the fiscal years ended August 31, 2012, 2011 and 2010, the Funds paid the following brokerage commissions.

	For the fiscal year ended August 31
Fund	2012		2011		2010
Large-Cap Value	$215,393		$267,219		$443,030
Dividend Income	66,621	(1)	N/A		N/A
Large-Cap Growth	260,353		331,682		422,251
Mid-Cap Value	222,832		310,876		392,457
Mid-Cap Growth	513,893		566,625		924,875
Small-Cap Value	52,135		42,287	(2)	N/A
Small-Cap Growth	1,703,453		2,095,303		2,459,898
Pyrford International Stock	194,305	(1)	N/A		N/A
Lloyd George Emerging Markets Equity	100,393		97,912		71,732
Pyrford Global Strategic Return	38,357	(1)	N/A		N/A
Ultra Short Tax-Free	125		130		661	(3)
Short-Term Income	—		—		889
Short-Intermediate Bond	—		—		—

	For the fiscal year ended August 31
Fund	2012		2011	2010
Intermediate Tax-Free	$1,044		$2,411	$1,557
Government Income	1,397		—	—
TCH Corporate Income	—		—	—
Aggregate Bond	—		—	—
TCH Core Plus Bond	—		—	—
Monegy High Yield Bond	4,173	(1)	N/A	N/A
Government Money Market	—		—	—
Tax-Free Money Market	—		—	—
Prime Money Market	—		—	—

(1)

Amounts for Dividend Income, Pyrford International Stock, Pyrford Global Strategic Return, and Monegy High Yield Bond are for the period from December 29, 2011, the Funds’ inception date, to August 31, 2012, the end of the Funds’ fiscal year.

(2)	Amounts for Small-Cap Value are for the period from February 28, 2011, the Fund’s inception date, to August 31, 2011, the end of the Fund’s fiscal year.
(3)	Amounts for Ultra Short Tax-Free are for the period from September 30, 2009, the Fund’s inception date, to August 31, 2010, the end of the Fund’s fiscal year.

Unless otherwise noted below, during the fiscal year ended August 31, 2012, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act).

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 8/31/12)
Large Cap Value
	JP Morgan	$2.6 million
Short Term Income
	Bank of America	$1.3 million
	BNP Paribus	$855 thousand
	Citigroup	$1.5 million
	Credit Suisse Group	$675 thousand
	Goldman Sachs	$1.3 million
	Morgan Stanley	$1.5 million
Short Intermediate Bond
	Bank of America	$3.0 million
Government Income
	Bank of America	$3.0 million
TCH Corporate Income
	Goldman Sachs	$2.5 million
	JP Morgan	$339 thousand
	Merrill Lynch	$297.6 thousand
	Morgan Stanley	$2.1 million
TCH Core Plus Bond
	Merrill Lynch	$297.6 thousand
	Morgan Stanley	$1.5 million
	Wells Fargo	$1.5 million
Aggregate Bond
	Bank of America	$6.0 million
	BNP Paribus	$2.0 million
	Morgan Stanley	$3.0 million

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 8/31/12)
Government Money Market
	Barclays	$60 million
	Deutsche Bank	$80 million
	Merrill Lynch	$20 million
	State Street	$23 million
Prime Money Market
	Bank of America	$6.7 million
	Barclays	$75 million
	Bank of Nova Scotia	$150 million
	CIBC	$97 million
	Deutsche Bank	$175 million
	JP Morgan	$143 million
	Merrill Lynch	$180 million
	Morgan Stanley	$120 million
	RBC	$114 million
	State Street	$62 million

INFORMATION ABOUT THE FUNDS’ SERVICE PROVIDERS

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Funds, the Adviser, each Sub-Adviser and the Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund directors, and certain other employees (Access Persons). Although the codes permit Access Persons to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Administrator and Shareholder Servicing Agent

The Adviser serves as the administrator to the Funds. In connection with an internal restructuring, effective June 1, 2012, the administrative services agreement between the Funds and M&I Trust (now, BMO Harris Bank) was assigned to the Adviser and the Adviser assumed the responsibilities of M&I Trust as the administrator of the Funds. As administrator, the Adviser is entitled to receive fees from each of the Equity, Balanced, and Income Funds at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850%	on the next $250 million
0.0800%	on the next $200 million
0.0400%	on the next $100 million
0.0200%	on the next $200 million
0.0100%	on ADNA in excess of $1.0 billion

The Adviser, as administrator, is entitled to receive fees from the Money Market Funds at the following annual rates based on the aggregate ADNA of the Money Market Funds combined:

Fee	Fund’s ADNA
0.040%	on the first $2 billion
0.030%	on the next $2 billion
0.025%	on the next $2 billion
0.020%	on the next $2 billion
0.010%	on ADNA in excess of $8 billion

The aggregate fees paid by the Money Market Funds are allocated to each Fund based on its assets.

For the fiscal periods ended August 31, 2012, 2011, and 2010, BMO Harris Bank or the Adviser, as applicable, was paid (net of waivers) the following fees for services as administrator. No administrative fee information is provided for Low Volatility Equity, Short Tax-Free, or TCH Emerging Markets Bond because these Funds were not offered for sale prior to August 31, 2012.

	For the fiscal year ended August 31
Fund	2012		2011		2010
Large-Cap Value	$134,289		$163,568		$174,939
Dividend Income	$35,817	(1)	N/A		N/A
Large-Cap Growth	$160,391		$179,618		$161,078
Mid-Cap Value	$217,045		$249,212		$221,485
Mid-Cap Growth	$220,995		$249,245		$197,847
Small-Cap Value	$25,806		$12,375	(2)	N/A
Small-Cap Growth	$479,258		$473,980		$299,094
Pyrford International Stock	$63,620	(1)	N/A		N/A
Lloyd George Emerging Markets Equity	$49,106		$63,247		$54,059
Pyrford Global Strategic Return	$23,690	(1)	N/A		N/A
Ultra Short Tax-Free	$498,635		$310,118		$138,189	(3)
Short-Term Income	$155,671		$114,602		$106,026
Short-Intermediate Bond	$148,180		$154,328		$163,081
Intermediate Tax-Free	$610,265		$405,533		$237,534
Government Income	$215,179		$280,015		$379,286
TCH Corporate Income	$105,190		$70,363		$38,873
Aggregate Bond	$459,676		$345,420		$249,188
TCH Core Plus Bond	$125,946		$79,300		$62,312
Monegy High Yield Bond	$49,591	(1)	N/A		N/A
Government Money Market	$163,631		$178,036		$243,502
Tax-Free Money Market	$285,360		$308,287		$296,544
Prime Money Market	$1,130,002		$1,213,821		$1,338,817

(1)	The fees paid by Dividend Income, Pyrford International Stock, Lloyd George Emerging Markets Equity, and Monegy High Yield Bond are for the period from December 29, 2011, the Funds’ inception date, to August 31, 2012, the end of the Funds’ fiscal year.
(2)	The fees paid by Small-Cap Value are for the period from February 28, 2011, the Fund’s inception date, to August 31, 2011, the end of the Fund’s fiscal year.
(3)	The fees paid by Ultra Short Tax-Free for fiscal 2010 are for the period from September 30, 2009, the Fund’s inception date, to August 31, 2010, the end of the Fund’s fiscal year.

The administrator may choose voluntarily to reimburse a portion of its fee at any time.

The functions performed by the administrator include, but are not limited, to the following:

•	preparation, filing, and maintenance of the Corporation’s governing documents, minutes of Board meetings, and shareholder meetings;

•

preparation and filing with the SEC and state regulatory authorities, the Corporation’s registration statement and all amendments, and any other documents required for the Funds to make a continuous offering of their shares;

•	preparation, negotiation, and administration of contracts on behalf of a Fund;

•	supervision of the preparation of financial reports;

•	preparation and filing of federal and state tax returns;

•	assistance with the design, development, and operation of a Fund; and

•	provision of advice to the Funds and the Board.

The Adviser also serves as the shareholder servicing agent to the Funds. In connection with an internal restructuring, effective June 1, 2012, the shareholder services agreement between the Funds and M&I Trust (now, BMO Harris Bank) was assigned to the Adviser and the Adviser assumed the responsibilities of M&I Trust as the shareholder servicing agent of the Funds. The services provided by the Adviser and the fees received for these services are described under “How are Fund Shares Sold? — Shareholder Services (Investor Class Shares Only).”

Sub-Administrator

UMBFS is the Funds’ sub-administrator pursuant to the Sub-Administration Agreement with the administrator. In connection with an internal restructuring, effective June 1, 2012, the Sub-Administration Agreement between UMBFS and M&I Trust (now, BMO Harris Bank) was assigned from M&I Trust to the Adviser. Under the Sub-Administration Agreement, the functions performed by UMBFS include and relate to, but are not limited to, the following:

•

review and filing with the SEC and state regulatory authorities of the Corporation’s registration statement and all amendments, and any other documents required for the Funds to make a continuous offering of their shares;

•	drafting and reviewing of the Funds’ annual and semi-annual reports;

•	various services relating to the shareholder and Board meetings, such as preparing and obtaining executed authorized signatures, attendance at Board meetings, and drafting of proxy materials;

•	obtaining CUSIPs, NASDAQ symbols, and IRS tax identification numbers;

•	coordination and facilitation of external audits by the Corporation’s independent auditors and regulatory examinations of the Corporation;

•	follow-up on any issues surrounding reporting of performance for the Funds; and

•	preparation of the Corporation’s tax returns.

For its services, UMBFS is entitled to receive from the administrator with respect to each of the Funds (other than the Money Market Funds), in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, fees at the following annual rates as a percentage of the Fund’s ADNA:

ADNA	Fee (Domestic Funds)	Fee (International Funds)
Up to $200 million	0.0090%	0.0300%
Next $200 million	0.0085	0.0250
Next $200 million	0.0075	0.0200
Next $200 million	0.0065	0.0175
Next $200 million	0.0055	0.0150
Next $200 million	0.0045	0.0125
Over $1.2 billion	0.0035	0.0100

With respect to the Money Market Funds, UMBFS receives from the administrator, in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, fees at the following annual rate as a percentage of the Fund’s ADNA:

ADNA	Fee
Up to $250 million	0.0055%
Next $250 million	0.0050
Next $250 million	0.0045
Next $1.75 billion	0.0030
Next $2.5 billion	0.0025
Next $2.5 billion	0.0020
Over $7.5 billion	0.0015

For the fiscal periods ended August 31, 2012, 2011 and 2010, M&I Trust (now, BMO Harris Bank) as administrator paid UMBFS $673,163, $614,339 and $556,689, respectively, under the Sub-Administration Agreement.

Securities Lending

The Funds pay a portion of the net revenue earned on securities lending activities to BMO Harris Bank for its services as a securities lending agent. The following Funds paid the amounts listed for the fiscal year ended August 31, 2012. No securities lending fee information is provided for Low Volatility, Short Tax-Free, and TCH Emerging Markets Bond because these Funds were not offered for sale prior to August 31, 2012.

Fund	Securities Lending Fees Paid
Large-Cap Value	$26,843
Dividend Income	$4,683
Large-Cap Growth	$35,363
Mid-Cap Value	$47,567
Mid-Cap Growth	$80,752
Small-Cap Value	$9,498
Small-Cap Growth	$328,921
Pyrford International Stock	$2,095
Short-Term Income	$22,537
Short-Intermediate Bond	$51,046
Government Income	$30,971
TCH Corporate Income	$16,796
Aggregate Bond	$131,830
TCH Core Plus Bond	$21,308

Payments to Financial Intermediaries

The Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., MID, and/or their affiliates may pay compensation, out of their own assets and not as an additional charge to each Fund, to financial intermediaries, including their affiliates, for services provided to clients who hold Fund shares, for introducing new shareholders to the Funds and for other services. These payments may vary in amount and generally range from 0.05% to 0.40%.

The Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., MID, and/or their affiliates currently anticipate that such payments may be made to the following financial intermediaries.

Financial Intermediaries
American United Life Insurance Co.	P.J. Robb Variable Corp.
AXA Advisors	Penson Financial Services Inc.
BB&T Investment Services Inc.	Pershing, LLC
Charles Schwab & Co. Inc.	PNC Capital Markets
DA Davidson & Company	Prudential Investment
Eagle One Investments LLC	Prudential Retirement
Edward D. Jones & Co.	RBC Dain Rauscher Inc.
ETrade Clearing LLC	Reliance Trust Company
First Clearing Corporation LLC	Robert W. Baird
GWFS Equities Inc.	Securian Financial Services Inc.
HC Denison Company	Securities America Inc.
Hartford Life Insurance Co.	Sterne Agee & Leach Inc.
LaSalle Bank	Stifel Nicolaus & Company Inc.
Legent Clearing	TD Ameritrade Inc.
Linsco Private Ledger	Trust Company of America
Mesirow Financial Inc.	US Bancorp Investments Inc.
MG Trust Company LLC	UBS Financial Services Inc.
Mid Atlantic Capital Corp.	USAA Investment Management Co.
Money Concepts Capital Corp.	Vanguard Group, Inc.
Morgan Stanley Smith Barney LLC	Wells Fargo Bank NA
National Financial Services	Well Fargo Advisors LLC
Northwestern Mutual Investment

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type, and number of accounts and transactions made by shareholders. The fee is based on the level of the Funds’ average net assets for the period plus out-of-pocket expenses.

Each Fund may pay amounts to third parties, such as banks, broker-dealers, or affiliated entities, including BMO Harris Bank, that provide recordkeeping services, shareholder servicing, and/or other administrative services to the Funds.

Fund Accountants

UMBFS, 803 West Michigan Street, Milwaukee, Wisconsin, provides fund accounting services to the Funds, except Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return, and TCH Emerging Markets Bond.

State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, provides fund accounting services to Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return, and TCH Emerging Markets Bond.

For their services, UMBFS and State Street Bank & Trust Company receive a fee based on net assets of the Funds.

Custodians

BMO Harris Bank, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, an indirect wholly-owned subsidiary of BMO Corp., is a custodian for the securities and cash of the Funds, except Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return, and TCH Emerging Markets Bond. For its services as custodian, BMO Harris Bank receives an annual fee, payable monthly, based on a percentage of a Fund’s average aggregate daily net assets.

State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, is a custodian for the securities and cash of Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return, and TCH Emerging Markets Bond.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds, KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, WI 53202, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds’ financial statements and financial highlights are free of material misstatements.

PERFORMANCE

From time to time, when available, the yield and total return of the Investor Class and/or Institutional Class shares of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Funds (toll free) at 1-800-236-FUND (3863).

FINANCIAL STATEMENTS

The audited financial statements as of and for the year ended August 31, 2012 are incorporated herein by reference from the Funds’ Annual Report dated August 31, 2012 (for the fiscal year ended August 31, 2012) (File Nos. 33-48907 and 811-58433). A copy of the Annual Report for a Fund may be obtained without charge by contacting BMO Funds U.S. Services at the address located on the back cover of the SAI or by calling BMO Funds U.S. Services at 1-414-287-8555 or 1-800-236-FUND (3863).

APPENDIX A

RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

App. A-1

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard & Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s assigns qualifiers to ratings when appropriate. This section details active and inactive qualifiers.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only. The ‘p’ suffix will always be used in conjunction with the ‘i’ suffix, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

i

This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of

App. A-2

principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation, and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf

The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this suffix to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

App. A-3

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

G

The letter “G” following the rating symbol when a fund’s portfolio consists primarily of direct U.S. Government securities.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

App. A-4

Local Currency and Foreign Currency Ratings

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect

App. A-5

the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings—both high and low—to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date, or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*	As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

App. A-6

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or

App. A-7

between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance, Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.

•

National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied probability of default of a given national scale rating will vary over time.

•

The value of default studies for national ratings can be limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only national ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution if they wish to infer future default probabilities for national scale ratings using the historical default experience with international ratings and mapping tables to link the national and international ratings. As with ratings on any scale, the future will not necessarily follow the past.

•

Fitch attaches less confidence to conclusions about national scale default probabilities than for International Credit ratings. There has not been a comprehensive global study of default history among entities with national scales to show that their ex-post default experience has been consistent with ex-ante probabilities implied. This is due to the relatively short history of ratings in emerging markets and the restrictive relative nature of the national scales.

The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

National Short-Term Credit Ratings

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

App. A-8

B(xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business, and economic environment.

RD: Restricted default

Indicates an entity that as defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx)

Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

App. A-9

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

App. A-10

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

App. A-11

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)

‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)

‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)

‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)

‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

App. A-12

BB(xxx)

‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)

‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)

‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)

‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)

‘C’ National Ratings denote that default is imminent.

RD: Restricted default.

“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan, or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	a. the selective payment default on a specific class or currency of debt;

•

b. the uncured expiry of any applicable grace period, cure period, or default forbearance period following a payment default on a bank loan, capital markets security, or other material financial obligation;

•	c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or

•	d. execution of a distressed debt exchange on one or more material financial obligations.

D(xxx)

‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

App. A-13

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

App. A-14

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

App. A-15

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*	For SBPA-backed VRDBS. The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs

App. A-16

APPENDIX B - ADDRESSES

The Funds:

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

Distributor:

M&I Distributors, LLC

111 East Kilbourn Avenue

Milwaukee, Wisconsin 53202

Adviser, Administrator, and Shareholder Servicing Agent:

BMO Asset Management Corp.

115 South LaSalle Street

Chicago, Illinois 60603

Sub-Adviser to Pyrford Global Strategic Return and Pyrford International Stock:

Pyrford International Ltd.

79 Grosvenor Street

London

United Kingdom

Sub-Adviser to Lloyd George Emerging Markets Equity:

Lloyd George Management (Europe) Limited

78 Brook Street

London

United Kingdom

Sub-Adviser to TCH Corporate Income, TCH Core Plus Bond, and TCH Emerging Markets Bond:

Taplin, Canida & Habacht, LLC

1001 Brickell Bay Drive, Suite 2100

Miami, Florida 33131

Sub-Adviser to Monegy High Yield Bond Fund:

Monegy, Inc.

302 Bay Street, 12th Floor

Toronto, ON, Canada M5X 1A1

Custodian

(except for Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return) and TCH Emerging Markets Bond:

BMO Harris Bank N.A.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

App. B-1

Custodian and Portfolio Accounting Services Agent to Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return, and TCH Emerging Markets Bond:

State Street Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Transfer Agent and Dividend Disbursing Agent:

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02171

Sub-Administrator and Portfolio Accounting Services Agent

(except for Pyrford International Stock, Lloyd George Emerging Markets Equity, Pyrford Global Strategic Return, and TCH Emerging Markets Bond):

UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, Wisconsin 53233

Legal Counsel:

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103

Independent Registered Public Accounting Firm:

KPMG LLP

777 East Wisconsin Avenue

Milwaukee, WI 53202

8727339_4

App. B-2

MARSHALL FUNDS, INC. d/b/a BMO FUNDS

PART C

OTHER INFORMATION

Item 28.    Exhibits.

(a)(1)	Articles of Incorporation dated July 30, 1992[4]

(a)(2)	Amendment No. 1 to Articles of Incorporation dated August 11, 1992[4]

(a)(3)	Amendment No. 2 to Articles of Incorporation dated September 14, 1992[4]

(a)(4)	Amendment No. 3 to Articles of Incorporation dated April 23, 1993[4]

(a)(5)	Amendment No. 4 to Articles of Incorporation dated November 1, 1993[2]

(a)(6)	Amendment No. 5 to Articles of Incorporation dated July 25, 1994[4]

(a)(7)	Amendment No. 6 to Articles of Incorporation dated October 24, 1994[6]

(a)(8)	Amendment No. 7 to Articles of Incorporation dated July 22, 1996[7]

(a)(9)	Amendment No. 8 to Articles of Incorporation dated April 28, 1997[8]

(a)(10)	Amendment No. 9 to Articles of Incorporation dated October 26, 1998[9]

(a)(11)	Amendment No. 10 to Articles of Incorporation dated June 7, 1999[10]

(a)(12)	Amendment No. 11 to Articles of Incorporation dated January 31, 2000[11]

(a)(13)	Amendment No. 12 to Articles of Incorporation dated July 10, 2000[12]

(a)(14)	Amendment No. 13 to Articles of Incorporation dated February 26, 2004[15]

(a)(15)	Amendment No. 14 to Articles of Incorporation dated July 30, 2004[15]

(a)(16)	Amendment No. 15 to Articles of Incorporation dated June 21, 2005[17]

(a)(17)	Amendment No. 16 to Articles of Incorporation dated October 26, 2005[17]

(a)(18)	Amendment No. 17 to Articles of Incorporation dated May 7, 2007[19]

(a)(19)	Amendment No. 18 to Articles of Incorporation dated January 29, 2008[21]

(a)(20)	Amendment No. 19 to Articles of Incorporation dated December 11, 2008[23]

(a)(21)	Amendment No. 20 to Articles of Incorporation dated July 15, 2009[24]

(a)(22)	Amendment No. 21 to Articles of Incorporation dated May 11, 2010[26]

(a)(23)	Amendment No. 22 to Articles of Incorporation dated November 30, 2010[27]

(a)(24)	Amendment No. 23 to Articles of Incorporation dated February 3, 2011[28]

(a)(25)	Amendment No. 24 to Articles of Incorporation dated December 19, 2011[32]

(a)(26)	Amendment No. 25 to Articles of Incorporation dated December 28, 2011[33]

(a)(27)	Amendment No. 26 to Articles of Incorporation dated September 7, 2012[34]

(a)(28)	Amendment No. 27 to Articles of Incorporation dated September 25, 2012[34]

(b)	By-Laws As Amended and Restated through July 8, 2009[24]

(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Articles of Incorporation and By-Laws

(d)(1)	Form of Investment Advisory Contract with BMO Asset Management Corp. (f/k/a M&I Investment Management Corp.)[29]

(d)(2)	Form of Amended and Restated Schedules A and B to Investment Advisory Contract dated September 27, 2012[34]

(d)(3)	Form of Sub-Advisory Agreement with Pyrford International Ltd. for Pyrford International Stock Fund and Pyrford Global Strategic Return Fund[33]

(d)(4)	Form of Sub-Advisory Agreement with Lloyd George Management (Hong Kong) Ltd. for Lloyd George Emerging Markets Equity Fund[33]

(d)(5)	Form of Sub-Advisory Agreement with Taplin, Canida & Habacht, LLC for TCH Corporate Income Fund and TCH Core Plus Bond Fund[30]

(d)(6)	Form of Sub-Advisory Agreement with Monegy, Inc. (f/k/a HIM Monegy, Inc.) for Monegy High Yield Bond Fund[33]

(d)(7)	Form of Second Amendment to Sub-Advisory Agreement with Taplin, Canida & Habacht, LLC for TCH Emerging Markets Bond Fund[34]

(e)(1)	Distribution Agreement with M&I Distributors, LLC dated July 5, 2011[31]

(e)(2)	Amended and Restated Schedule A to Distribution Agreement[34]

(f)	Bonus or Profit Sharing Contracts—None

(g)(1)	Custodian Contract with Marshall & Ilsley Trust Company (now, BMO Harris Bank, N.A.) dated April 26, 1993[3]

(g)(2)	Amendment to Custodian Contract dated November 1, 1995[17]

(g)(3)	Amendment to Custodian Contract dated November 1, 2000[17]

(g)(4)	Amendment to Custodian Contract dated June 22, 2001[13]

(g)(5)	Custodian Agreement with State Street Bank and Trust Company (formerly, Investors Bank & Trust Company) dated September 1, 2004[15]

(g)(6)	Amendment to Custodian Agreement with State Street Bank and Trust Company dated August 13, 2012[34]

(h)(1)	Administrative Services Agreement with M&I Trust Company dated January 1, 2000 and Amendment No. 1 to Administrative Services Agreement dated September 15, 2000[14]

(h)(2)	Amendment to Administrative Services Agreement dated June 22, 2001[13]

(h)(3)	Amendment to Administrative Services Agreement dated November 1, 2007[20]

(h)(4)	Amendment to Administrative Services Agreement dated July 1, 2008[22]

(h)(5)	Form of Amendment to Administrative Services Agreement[34]

(h)(6)	Sub-Administration Agreement with UMB Fund Services, Inc. dated September 1, 2004[15]

(h)(7)	Sixth Amended and Restated Schedule A to Sub-Administration Agreement effective October 1, 2012[34]

(h)(8)	Shareholder Services Agreement dated July 5, 2011[31]

(h)(9)	Form of Amended and Restated Exhibit 1 of Shareholder Services Agreement dated September 27, 2012[34]

(h)(10)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. dated June 30, 2011[33]

(h)(11)	Amendment to Transfer Agency Agreement dated December 21, 2012#

(h)(12)	Form of Amended Schedule A to Transfer Agency and Service Agreement dated September 27, 2012[34]

(h)(13)	Fund Accounting Agreement with UMB Fund Services, Inc. dated September 1, 2004[15]

(h)(14)	Sixth Amended and Restated Schedule A to Fund Accounting Agreement with UMB Fund Services, Inc. dated October 1, 2012[34]

(h)(15)	Fund Accounting Agreement with State Street Bank and Trust Company (formerly Investors Bank & Trust Company) dated September 1, 2004[15]

(h)(16)	Appendix A to Fund Accounting Agreement with State Street Bank & Trust Company[34]

(h)(17)	Form of Expense Limitation Agreement[32]

(h)(18)	Schedule A to Expense Limitation Agreement as of December 28, 2012#

(i)(1)	Opinion and Consent[1]

(i)(2)	Opinion and Consent of Godfrey & Kahn, S.C. dated May 31, 2007[19]

(i)(3)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 29, 2008[21]

(i)(4)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 15, 2008[23]

(i)(5)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 29, 2009[25]

(i)(6)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 30, 2010[26]

(i)(7)	Opinion and Consent of Godfrey & Kahn, S.C. dated February 28, 2011[28]

(i)(8)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 29, 2011[33]

(i)(9)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 27, 2012[34]

(j)	Consent of Independent Registered Public Accounting Firm#

(k)	Omitted Financial Statements—None

(l)	Initial Capital Understanding[5]

(m)(1)	Amended and Restated Rule 12b-1 Plan dated September 2, 2008[22]

(m)(2)	Form of Sales and Services Agreement[22]

(m)(3)	Form of Sales and Services Agreement, As Amended[26]

(n)	Multiple Class Plan, amended and restated effective December 28, 2012#

(o)	Reserved

(p)(1)	Code of Ethics for BMO Asset Management Corp., Monegy, Inc., Marshall Funds, Inc. (BMO Funds) and certain affiliated entities dated July 1, 2012#

(p)(2)	Pyrford International Ltd. Code of Ethics[34]

(p)(3)	Lloyd George Management (Europe) Ltd. Code of Ethics#

(p)(4)	Taplin, Canida & Habacht, LLC Code of Ethics#

(p)(5)	M&I Distributors, LLC Code of Ethics dated January 1, 2008[22]

#	Filed herewith.
[1]	Exhibit to PEA No. 5 filed April 23, 1993.*
[2]	Exhibit to PEA No. 8 filed December 28, 1993.*
[3]	Exhibit to PEA No. 10 filed July 1, 1994.*
[4]	Exhibit to PEA No. 11 filed October 21, 1994.*
[5]	Exhibit to PEA No. 14 filed December 26, 1995.*
[6]	Exhibit to PEA No. 15 filed June 17, 1996.*
[7]	Exhibit to PEA No. 17 filed August 30, 1996.*
[8]	Exhibit to PEA No. 22 filed October 21, 1998.*
[9]	Exhibit to PEA No. 27 filed August 27, 1999.*
[10]	Exhibit to PEA No. 29 filed October 29, 1999.*
[11]	Exhibit to PEA No. 31 filed March 1, 2000.*
[12]	Exhibit to PEA No. 33 filed October 30, 2000.*
[13]	Exhibit to PEA No. 34 filed October 29, 2001.*
[14]	Exhibit to PEA No. 37 filed October 30, 2003.*
[15]	Exhibit to PEA No. 42 filed December 30, 2004.*
[16]	Appendix to Definitive Proxy Statement filed July 13, 2005.
[17]	Exhibit to PEA No. 46 filed October 31, 2005.*
[18]	Exhibit to PEA No. 47 filed October 31, 2006.*
[19]	Exhibit to PEA No. 49 filed June 1, 2007.*
[20]	Exhibit to PEA No. 51 filed November 30, 2007.*
[21]	Exhibit to PEA No. 52 filed January 29, 2008.*
[22]	Exhibit to PEA No. 53 filed September 16, 2008.*
[23]	Exhibit to PEA No. 55 filed December 15, 2008.*
[24]	Exhibit to PEA No. 56 filed July 16, 2009.*
[25]	Exhibit to PEA No. 58 filed September 30, 2009.*
[26]	Exhibit to PEA No. 64 filed August 30, 2010.*
[27]	Exhibit to PEA No. 66 filed December 15, 2010.*
[28]	Exhibit to PEA No. 70 filed February 28, 2011.*
[29]	Appendix B to Definitive Proxy Statement on Schedule 14A filed August 24, 2011.*
[30]	Appendix C to Definitive Proxy Statement on Schedule 14A filed August 24, 2011.*
[31]	Exhibit to PEA No. 72 filed October 14, 2011.*
[32]	Exhibit to PEA No. 75 filed December 23, 2011.*
[33]	Exhibit to PEA No. 76 filed December 29, 2011. *
[34]	Exhibit to PEA No. 79 filed September 27, 2012. *
*	Incorporated by reference.

Item 29.  Persons Controlled by or Under Common Control with Registrant.

The information in the Statement of Additional Information captions “Account and Share Information – Control Persons and Principal Shareholders” and “Directors and Officers – Adviser to the Fund” is incorporated by reference.

Item 30.   Indemnification.

Reference is made to Article IX of the Registrant’s By-Laws and Section 4 of the Distribution Agreement between the Registrant and M&I Distributors, LLC.

The Registrant’s By-Laws provide for indemnification of its officers and directors to the fullest extent permitted by Wisconsin Business Corporation Law and applicable federal and state securities laws. Notwithstanding the foregoing, the By-Laws state that this indemnification will not protect any officer or director against liability to the Registrant or any shareholder by reason of his/her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such officer’s or director’s office.

The Distribution Agreement between the Registrant and the Distributor provides that the Registrant will indemnify the Distributor and any of its officers, directors, employees and control persons against certain losses incurred under the securities laws or otherwise, arising out of or based upon any alleged untrue statement or omission of a material fact contained in the Registrant’s SEC filings or other documents and in certain other circumstances.

In addition, the Wisconsin Business Corporation Law requires the Registrant to indemnify each of its officers and directors against liability incurred by the officer or director in any proceeding to which the officer or director was a party because he or she is an officer or director, unless liability was incurred because the officer or director breached or failed to perform a duty owed to the Registrant and the breach or failure to perform constitutes (i) a willful failure to deal fairly with the Registrant or its shareholders in connection with a matter in which the officer or director has a material conflict of interest; (ii) a violation of criminal law, unless the officer or director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe it was unlawful; (iii) a transaction from which the officer or director derived an improper personal profit, or (iv) willful misconduct.

The Registrant’s directors and officers are insured under a policy of insurance maintained by the Registrant against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

In addition, each of the directors who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Director”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Director against certain liabilities which such Director may incur while acting in the capacity as a director, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Director and is not affected by amendment of the Articles of Incorporation. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Director against any liability to the Registrant or its shareholders to which such Non-interested Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Item 31.   Business and Other Connections of the Investment Adviser.

BMO Asset Management Corp. (the “Adviser”) serves as the investment adviser for the Registrant. The Adviser is a registered investment adviser and wholly-owned subsidiary of BMO Financial Corp., a financial services company headquartered in Chicago, Illinois, and an indirect wholly-owned subsidiary of the Bank of Montreal (“BMO”), a Canadian bank holding company. The business and other connections of the Adviser, as well as the names and titles of the executive officers and directors of the Adviser, are further described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

Pyrford International Ltd. (“Pyrford”) serves as the sub-adviser with respect to the Registrant’s Pyrford International Stock Fund and Pyrford Global Strategic Return Fund. Pyrford is a registered investment adviser. The business and other connections of Pyrford, as well as the names and titles of the executive officers and directors of Pyrford, are further described in Pyrford’s Form ADV as filed with the SEC.

Lloyd George Management (Europe) Limited (“LGM(E)”) serves as a sub-adviser with respect to the Registrant’s Lloyd George Emerging Markets Equity Fund. LGM(E) is a registered investment adviser. The business and other connections of LGM(E), as well as the names and titles of the executive officers and directors of LGM(E), are further described in LGM(E)’s Form ADV as filed with the SEC.

Taplin, Canida & Habacht, LLC (“TCH”) serves as the sub-adviser with respect to the Registrant’s TCH Corporate Income Fund, TCH Core Plus Bond Fund and TCH Emerging Markets Bond Fund. TCH is a registered investment adviser. The business and other connections of TCH, as well as the names and titles of the executive officers and directors of TCH, are further described in TCH’s Form ADV as filed with the SEC.

Monegy, Inc (“Monegy”) serves as the sub-adviser with respect to the Registrant’s Monegy High Yield Bond Fund. Monegy is a registered investment adviser. The business and other connections of Monegy, as well as the names and titles of the executive officers and directors of Monegy, are further described in Monegy’s Form ADV as filed with the SEC.

BMO is the ultimate parent company of the Adviser, Pyrford, LGM(E), TCH and Monegy. Accordingly, the Adviser, Pyrford, LGM(E), TCH and Monegy are affiliates. To the best of Registrant’s knowledge, none of the Adviser’s directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Directors and Officers” section of the Registrant’s Statement of Additional Information, which is incorporated herein by reference.

Item 32.   Principal Underwriters.

(a)	None.

(b)	To the best of Registrant’s knowledge, the executive officers of M&I Distributors, LLC are as follows:

Name and Principal Business Address*	Positions and Offices with M&I Distributors, LLC	Positions and Offices with Registrant

Michael Miroballi	Director, President and CEO	None

William J. Crain, Jr.	Director, Senior Vice President and Chief Financial Officer	None

Alberta S. Roberts	Chief Compliance Officer and Vice President	None

*	The address of each of the foregoing is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202.

(c)	Not applicable.

Item 33.   Location of Accounts and Records.

    The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules under that section are maintained in the following locations:

Records Relating to:	Are located at:

Registrant’s Transfer Agent and Dividend Disbursing Agent	Boston Financial Data Services Inc. 2000 Crown Colony Drive Quincy, MA 02171

Registrant’s Sub-Administrator and Portfolio

Accounting Services Agent (except Pyrford

International Stock Fund, Lloyd George

Emerging Markets Equity Fund, Pyrford

Global Strategic Return Fund and TCH

Emerging Markets Bond Fund)

UMB Fund Services, Inc. 803 West Michigan Street Milwaukee, WI 53233

Registrant’s Investment Adviser, Administrator and Shareholder Servicing Agent	BMO Management Corp. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Registrant’s Sub-Adviser to Pyrford Global Strategic Return Fund and Pyrford International Stock Fund	Pyrford International Ltd. 79 Grosvenor Street London United Kingdom

Registrant’s Sub-Adviser to Monegy High Yield Bond Fund	Monegy, Inc. 302 Bay Street, 12th Floor Toronto, ON, Canada M5X 1A1

Registrant’s Sub-Adviser to Lloyd George Emerging Markets Equity Fund	Lloyd George Management (Europe) Limited 78 Brook Street London United Kingdom

Registrant’s Sub-Adviser to TCH Corporate Income Fund, TCH Core Plus Bond Fund and TCH Emerging Markets Bond Fund	Taplin, Canida & Habacht, LLC 1001 Brickell Bay Drive, Suite 2100 Miami, Florida 33131

Registrant’s Custodian (except Pyrford International Stock Fund, Lloyd George Emerging Markets Equity Fund, Pyrford Global Strategic Return Fund and TCH Emerging Markets Bond Fund)	BMO Harris Bank N.A. 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Records Relating to:	Are located at:

Registrant’s Custodian and Portfolio Accounting Services Agent (Pyrford International Stock Fund, Lloyd George

Emerging Markets Equity Fund, Pyrford

Global Strategic Return Fund and TCH

Emerging Markets Bond Fund)

State Street Bank & Trust Company 200 Clarendon Street P.O. Box 9130 Boston, MA 02116

Registrant’s Distributor	M&I Distributors, LLC 111 East Kilbourn Avenue, Suite 200 Milwaukee, WI 53202

Item 34.   Management Services.

    None.

Item 35.   Undertakings.

    Not applicable.

EXHIBIT INDEX

(h)(11)	Form of Amendment to Transfer Agency Agreement

(h)(18)	Schedule A to Expense Limitation Agreement as of December 28, 2012

(j)	Consent of Independent Registered Public Accounting Firm

(n)	Multiple Class Plan, amended and restated effective December 28, 2012

(p)(1)	Code of Ethics for BMO Asset Management Corp., Monegy, Inc., Marshall Funds, Inc. (BMO Funds) and certain affiliated entities dated July 1, 2012

(p)(2)	Pyrford International Ltd. Code of Ethics

(p)(3)	Lloyd George Management (Europe) Ltd. Code of Ethics

(p)(4)	Taplin, Canida & Habacht, LLC Code of Ethics

SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 27th day of December, 2012.

MARSHALL FUNDS, INC.
(Registrant)

By:	/s/ John M. Blaser
John M. Blaser
President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 81 to the Registration Statement on Form N-1A has been signed below on December 27, 2012 by the following persons in the capacities indicated.

Signature	Title

/s/ John M. Blaser John M. Blaser	President (principal executive officer) and Director

/s/ Timothy M. Bonin Timothy M. Bonin	Treasurer (principal financial officer)

* Larry D. Armel	Director

* Ridge A. Braunschweig	Director

** Ellen M. Costello	Director

* Benjamin M. Cutler	Director

* John A. Lubs	Director

* James Mitchell	Director

* Barbara J. Pope	Director

*By:	/s/ John M. Blaser
John M. Blaser
Attorney in fact pursuant to Power of Attorney filed with Post-Effective Amendment No. 59 to the Registration Statement on Form N-1A

**By:	/s/ John M. Blaser
John M. Blaser
Attorney in fact pursuant to Power of Attorney filed with Post-Effective Amendment No. 72 to the Registration Statement on Form N-1A